    As filed with the Securities and Exchange Commission on October 29, 2004


                                                               File No. 811-5151
                                                       Registration No. 33-14196
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/
                           Pre-Effective Amendment No                       / /

                         Post-Effective Amendment No. 93                    /X/

                                    and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/

                                Amendment No. 132                           /X/

                            ------------------------

                         J.P. MORGAN MUTUAL FUND GROUP
                          (formerly MUTUAL FUND GROUP)
               (Exact Name of Registrant as Specified in Charter)

                                522 Fifth Avenue
                            New York, New York 10036

                            ------------------------
                     (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: 1-800-348-4782

    Avery P. Maher, Esq.                              John E. Baumgardner, Jr., Esq.
    J.P. Morgan Fund Distributors,Inc.                Sullivan & Cromwell LLP
    522 Fifth Avenue                                  125 Broad Street
    New York, New York 10036                          New York, New York 10004
---------------------------------------------------------------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b)     / / on (date) pursuant to paragraph (b)
/X/ 60 days after filing pursuant to paragraph (a)(1)     / / on (date) pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)     / / on (date) pursuant to paragraph (a)(2) of Rule 485(b).

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

JPMORGAN FUNDS


PROSPECTUS DECEMBER 27 2004


[GRAPHIC]

JPMORGAN INCOME FUNDS
CLASS A, CLASS B AND CLASS C SHARES

BOND FUND
BOND FUND II (CLASS A AND CLASS B)
GLOBAL STRATEGIC INCOME FUND (CLASS A)
SHORT TERM BOND FUND (CLASS A)
SHORT TERM BOND FUND II (CLASS A)
STRATEGIC INCOME FUND
U.S. TREASURY INCOME FUND (CLASS A AND CLASS B)


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Bond Fund                                                                      1

Bond Fund II                                                                   7

Global Strategic Income Fund                                                  13

Short Term Bond Fund                                                          19

Short Term Bond Fund II                                                       25

Strategic Income Fund                                                         31

U.S. Treasury Income Fund                                                     37

Funds' Management and Administration                                          42

How to Do Business with the Funds                                             44

    Purchasing Fund Shares                                                    44

    Sales Charges                                                             48

    Rule 12b-1 Fees                                                           54

    Shareholder Servicing Fees                                                54

    Exchanging Fund Shares                                                    55

    Redeeming Fund Shares                                                     55

Shareholder Information                                                       58

    Distributions and Taxes                                                   58

    Availability of Proxy Voting Record                                       58

    Portfolio Holdings Disclosure                                             59

Future Changes to Certain Information
Concerning the Funds                                                          60

Investments                                                                   80

Risk and Reward Elements                                                      82

Financial Highlights                                                          88

How To Reach Us                                                       BACK COVER

JPMORGAN BOND FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES __-__.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE HIGH TOTAL RETURN CONSISTENT WITH MODERATE RISK OF CAPITAL AND MAINTENANCE OF LIQUIDITY.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. "Assets" means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Lehman Aggregate Bond Index (currently about four years).

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Up to 25% of Assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.


At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. No more than 25% of Assets may be invested in securities rated B or BB (junk bonds). It may also invest in securities that are unrated but are deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed-income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.


Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

- want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Intermediate Investment Grade Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994              -2.97%
1995              18.17%
1996               3.13%
1997               9.13%
1998               7.36%
1999              -0.73%
2000              10.62%
2001               7.19%
2002               9.02%
2003               4.49%

BEST QUARTER 2nd quarter, 1995                 6.25%
WORST QUARTER 1st quarter, 1994               -2.39%


The Fund's year-to-date total return as of 9/30/04 was 3.31%.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A and Class B Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were most similar to those of the Class A and Class B Shares) from 1/1/94 to 9/10/01. The performance for the period before Class C Shares were launched is based on Class B Shares of the Fund. Class C Shares were launched on 3/31/03. During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than the above referenced feeder and predecessor.


(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                    (0.20)           5.07             5.90
Return After Taxes on Distributions                                    (2.31)           2.84             3.45
Return After Taxes on Distributions and Sale of Fund Shares             0.10            2.95             3.49

CLASS B SHARES
Return Before Taxes                                                    (1.53)           5.18             6.11

CLASS C SHARES
Return Before Taxes                                                     3.01            5.62             6.18

LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                    4.11            6.62             6.95

LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                      5.38            6.23             6.41


After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* See footnote on previous page.

^ Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                           CLASS A SHARES   CLASS B SHARES     CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                    4.50             NONE               NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                    NONE**           5.00               1.00

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)


                                                          CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                     0.30              0.30               0.30
DISTRIBUTION (RULE 12b-1) FEES                                      0.25              0.75               0.75
SHAREHOLDER SERVICE FEES                                            0.25              0.25               0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                     0.75              1.50               1.50


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75%, 1.50% and 1.50%, respectively, of their average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75%, 1.50% and 1.50%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)

CLASS B SHARES** ($)                                                                                     ***

CLASS C SHARES** ($)


IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:


                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES ($)

CLASS B SHARES ($)                                                                                       ***

CLASS C SHARES ($)


  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN BOND FUND II

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES __-__.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE AS HIGH A LEVEL OF INCOME AS IS CONSISTENT WITH REASONABLE RISK.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in investment grade bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its Assets in debt securities rated at least "A" or the equivalent from Moody's, S&P, Fitch or another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

The Fund's Board of Trustees may change any of these investment policies (except for its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's performance will depend on the credit quality of its investments. Securities in the ratings categories Baa3 by Moody's or BBB- by S&P or the equivalent by another national rating organization may have fewer protective provisions and are generally more risky than higher-rated investment grade securities.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

- want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Corporate Debt A-Rated Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares, or the contingent deferred sales load, which is assessed on Class B Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994              -3.83%
1995              18.51%
1996               3.20%
1997               8.81%
1998               7.94%
1999              -1.05%
2000              10.08%
2001               7.53%
2002               9.64%
2003               3.73%

BEST QUARTER 2nd quarter, 1995                 5.86%
WORST QUARTER 1st quarter, 1994               -2.76%


The Fund's year-to-date total return as of 9/30/04 was 2.94%.

* The Fund's performance in the table for the period before Classes A and Class B were launched on 3/2/01 and the Fund's performance in the bar chart prior to 1/1/02 are based on the performance of Select Class Shares of the Fund. During this period, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. On 1/1/97, the Fund received the assets of three common trust funds which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund's Select Class Shares before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's Select Class Shares expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.


(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                    (0.94)           4.93             8.16
Return After Taxes on Distributions                                    (2.47)           2.82              N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares            (0.55)           2.88              N/A(1)

CLASS B SHARES
Return Before Taxes                                                    (2.20)           5.03             6.01

LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                    4.11            6.62             6.95

LIPPER CORPORATE DEBT A-RATED FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                      5.00            5.83             6.22


After-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses of Class A and Class B Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                            CLASS A SHARES     CLASS B SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                     4.50               NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                     NONE**             5.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)


                                                                                   CLASS A            CLASS B
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                       0.30               0.30
DISTRIBUTION (RULE 12b-1) FEES                                                        0.25               0.75
SHAREHOLDER SERVICE FEES                                                              0.25               0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                                       0.75               1.50


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% and 1.50%, respectively, of their average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A and Class B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% and 1.50%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Class A and B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                          523

CLASS B SHARES** ($)                                                                                      ***


IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:


                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES ($)

CLASS B SHARES ($)                                                                                        ***


  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES __-__.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE HIGH TOTAL RETURN FROM A PORTFOLIO OF FIXED INCOME SECURITIES OF FOREIGN AND DOMESTIC ISSUERS.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securities rated below investment grade are sometimes called junk bonds.

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

- 12% international non-dollar (range 0-25%)

- 35% public/private mortgages (range 20-45%)

- 23% public/private corporates (range 5-25%)

- 15% emerging markets (range 0-25%)

- 15% high yield corporates (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting the Fund's investments in different sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Since securities in which the Fund invests combine the risks of emerging markets and low credit quality, the Fund's performance is likely to be more volatile than that of most income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund

- want an investment that pays monthly dividends

- want to add a non-U.S. investment to further diversify a portfolio.

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- have a short-term investment horizon

- are adverse to below investment grade securities

- require stability of principal

- are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998               2.31%
1999               2.08%
2000               7.55%
2001               2.60%
2002               5.14%
2003               8.40%

BEST QUARTER 4th quarter, 2002                 3.76%
WORST QUARTER 3rd quarter, 2001               -2.01%


The Fund's year-to-date total return as of 9/30/04 was 3.94%.


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of a former feeder that was merged out of existence (whose investment program was identical to and whose expenses were most similar to those of the Class A Shares) from 3/17/97 to 9/10/01. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                 PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                     3.48            4.15             4.62
Return After Taxes on Distributions                                     1.82            1.49             1.96
Return After Taxes on Distributions and Sale of Fund Shares             2.22            1.84             2.24

LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                    4.11            6.62             7.72

LIPPER MULTI-SECTOR INCOME FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     16.16            5.18             5.31


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) The Fund commenced operations on 3/17/97. Performance for the benchmarks is from 3/31/97.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                                                               CLASS A SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                                        4.50

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                        NONE**

REDEMPTION FEE OF SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED*                                                                               NONE


  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

 ** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.


*** Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


                                                                                               CLASS A SHARES
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                          0.45
DISTRIBUTION (RULE 12b-1) FEES                                                                           0.25
SHAREHOLDER SERVICE FEES                                                                                 0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                                                          1.25


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25% of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and 2.25% through 12/31/14.


This example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.


                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)


*  Assumes sales charge is deducted when shares are purchased.

JPMORGAN SHORT TERM BOND FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES __-__.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE HIGH TOTAL RETURN, CONSISTENT WITH LOW VOLATILITY OF PRINCIPAL.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.


At least 90% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, including at least 75% "A" or better. No more than 10% of Assets may be invested in securities rated B or BB (junk bonds). It may also invest in unrated securities deemed by the adviser, JPMIM, to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

- want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994               0.11%
1995              10.58%
1996               9.94%
1997               6.14%
1998               6.84%
1999               2.81%
2000               7.03%
2001               7.05%
2002               5.21%
2003               1.44%

BEST QUARTER 2nd quarter, 1995                 3.41%
WORST QUARTER 1st quarter, 1994               -0.54%


The Fund's year-to-date total return as of 9/30/04 was 1.07%.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were most similar to those of the Class A Shares) from 1/1/94 to 9/10/01. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder.


(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                PAST 1 YEAR   PAST 5 YEARS     PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                   (0.07)          4.37              5.02
Return After Taxes on Distributions                                   (0.84)          2.54              2.94
Return After Taxes on Distributions and Sale of Fund Shares           (0.04)          2.59              2.97

MERRILL LYNCH 1-3 YEAR TREASURY INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   1.90           5.37              5.68

LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     2.64           4.95              5.19


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                                              CLASS A SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                                       1.50

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                       NONE

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


MANAGEMENT FEES                                                                                         0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                          0.25
SHAREHOLDER SERVICE FEES                                                                                0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                                                         0.75


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of their average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                225


*   Assumes sales charge is deducted when shares are purchased.

JPMORGAN SHORT TERM BOND FUND II

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES _____.


THE FUND'S OBJECTIVE
THE FUND SEEKS A HIGH LEVEL OF INCOME, CONSISTENT WITH PRESERVATION OF CAPITAL.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


Substantially all of the Fund's investments will be rated investment grade, by Moody's, S&P, Fitch or the equivalent by another national rating organization, or unrated but deemed by the adviser, JPMIM, to be of comparable quality.


The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may not invest in equity securities or securities of other investment companies (with the exception of shares of money market funds).

The Fund's Board of Trustees may change any of these investment policies (but not its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can also be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for Investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

- want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman 1-3 Year U.S. Government Bond Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994               2.38%
1995               8.22%
1996               5.29%
1997               5.82%
1998               5.21%
1999               2.68%
2000               7.13%
2001               7.01%
2002               5.14%
2003               1.34%


BEST QUARTER 3rd quarter, 2001                 3.02%
WORST QUARTER 4th quarter, 2003               -0.21%



The Fund's year-to-date total return as of 9/30/04 was 0.97%.


* The performance of Class A Shares for the period before Class A Shares were launched on 5/6/96 is based on the performance of the Select Class Shares of the Fund. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                   (0.20)           4.33             4.84

Return After Taxes on Distributions                                   (0.97)           2.66             2.93

Return After Taxes on Distributions and Sale of Fund Shares           (0.13)           2.65             2.92

LEHMAN 1-3 YEAR U.S. GOV'T BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   2.02            5.51             5.73

LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     2.64            4.95             5.19


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                                              CLASS A SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                                       1.50

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                       NONE

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


MANAGEMENT FEES                                                                                         0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                          0.25
SHAREHOLDER SERVICE FEES                                                                                0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                                                         0.75


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of their average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the Fund's actual returns of Class A Shares and your actual costs may be higher or lower.


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                225


*   Assumes sales charge is deducted when shares are purchased.

JPMORGAN STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES __-__.


THE FUND'S OBJECTIVE
THE FUND SEEKS A HIGH LEVEL OF INCOME.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are primarily in the following market sectors:

- Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.

- Debt securities of foreign governments and companies including those located in emerging market countries. The Fund may invest only up to 30% of its net assets in issuers located in emerging market countries.

- High yield securities, which are below investment grade (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Under normal circumstances, the Fund will invest between 25% and 40% of its net assets in each of the three sectors. There is no limit on investment in securities issued by the U.S. government or its agencies or authorities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's adviser, JPMIM, expects that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its net assets in debt securities of issuers in any one country other than the United States.

The Fund may borrow up to 10% of its net assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the adviser believes that the returns available through leveraging will provide a potentially higher return.

The Fund may also invest in high-quality short-term money market instruments and repurchase agreements.

The Fund may not invest in equity securities or securities of other investment companies with the exception of shares of money market funds.

The Fund's Board of Trustees may change any of these investment policies (except for its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most income funds.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund may use leverage, which increases the risk of loss of capital.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

- want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1999               6.39%
2000               1.40%
2001               4.07%
2002               4.92%
2003              10.40%


BEST QUARTER 2nd quarter, 2003                 4.39%
WORST QUARTER 2nd quarter, 2002               -0.97%



The Fund's year-to-date total return as of 9/30/04 was 4.37%.


(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1)



                                                                PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                    5.45            4.42             4.19

Return After Taxes on Distributions                                    3.55            1.74             1.52

Return After Taxes on Distributions and Sale of Fund Shares            3.49            2.06             1.86

CLASS B SHARES

Return Before Taxes                                                    4.73            4.65             4.54

CLASS C SHARES

Return Before Taxes                                                    8.86            4.98             4.71

LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   4.11            6.62             6.57

LIPPER MULTI-SECTOR INCOME FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                    16.16            5.18             5.05


After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operations on 11/30/98.

^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of Class A, Class B and Class C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                            CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                     4.50             NONE             NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                     NONE**           5.00             1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)


                                                         CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                    0.50              0.50               0.50
DISTRIBUTION (RULE 12b-1) FEES                                     0.25              0.75               0.75
SHAREHOLDER SERVICE FEES                                           0.25              0.25               0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENT(2)

NET EXPENSES(2)                                                    1.25              1.75               1.75


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A, B and C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.75% and 1.75%, respectively, of their average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.75% and 1.75%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and 2.25%, 2.75% and 2.75%, respectively, through 12/31/14.


This example is for comparison only; the actual returns of Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)

CLASS B SHARES** ($)                                                                                     ***

CLASS C SHARES** ($)


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES ($)

CLASS B SHARES ($)                                                                                       ***

CLASS C SHARES ($)


  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN U.S. TREASURY INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES _____.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE INVESTORS WITH MONTHLY DIVIDENDS WHILE STILL PROTECTING THE VALUE OF THEIR INVESTMENT.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in:

- debt securities issued by the U.S. Treasury, and

- repurchase agreements in which the Fund receives U.S. Treasury securities as collateral.

"Assets" means net assets plus the amount of borrowings for investment purposes.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser, JPMIM, will manage the Fund's duration according to changes in the market.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting the Fund's investments in different sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the level and direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States, unlike U.S. Treasury securities, and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for Investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds and typical bond funds but generally less than that of stock funds

- want an investment that pays monthly dividends

- are pursuing a goal of total return

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman U.S. Government Bond Index, a broad-based securities market index, and the Lipper General U.S. Treasury Funds Average, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1994              -4.46%
1995              17.53%
1996               1.26%
1997               8.34%
1998               8.78%
1999              -2.96%
2000              12.61%
2001               5.98%
2002              11.32%
2003               1.72%

BEST QUARTER 3rd quarter, 2002                 6.98%
WORST QUARTER 1st quarter, 1994               -2.98%


The Fund's year-to-date total return as of 9/30/04 was 2.46%.


(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS(%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003



                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                    (2.88)           4.61             5.32
Return After Taxes on Distributions                                    (4.14)           2.63             3.05
Return After Taxes on Distributions and Sale of Fund Shares            (1.88)           2.67             3.07

CLASS B SHARES
Return Before Taxes                                                    (4.00)           4.29             5.12

LEHMAN U.S GOV'T BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                    2.37            6.26             6.72

LEHMAN GENERAL U.S TREASUARY FUNDS AVERAGE
(REFLECTS NO DEDUCTION FOR TAXES)^                                      1.74            5.38             5.69


The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The investor expenses of Class A and Class B Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                            CLASS A SHARES     CLASS B SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                     4.50               NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                     NONE**             5.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)


                                                                               CLASS A SHARES   CLASS B SHARES
--------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                          0.30             0.30
DISTRIBUTION (12b-1) FEES                                                                0.25             0.75
SHAREHOLDER SERVICE FEES                                                                 0.25             0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                                          0.75             1.64


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A and B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% and 1.64%, respectively, of their average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A and Class B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% and 1.64%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of Class A and Class B Shares and your actual cost may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)

CLASS B SHARES** ($)                                                                                      ***


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES ($)

CLASS B SHARES ($)                                                                                        ***


  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Bond, Global Strategic Income and Short Term Bond Funds are series of J.P.Morgan Institutional Funds; Bond Fund II is a series of J.P. Morgan Mutual Fund Select Group; Short Term Bond Fund II, Strategic Income and U.S. Treasury Income Funds are series of J.P. Morgan Mutual Fund Group. Each of the J.P. Morgan Institutional Funds, J.P. Morgan Mutual Fund Select Group and J.P. Morgan Mutual Fund Group is a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities. Certain changes to the organization of these trusts are being proposed for shareholder approval. For information about these proposed changes, see "Future Changes to Certain Information Concerning the Funds" below.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-348-4782 to obtain more information concerning all of the Funds' share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                               %
----                                            ----
BOND FUND                                       0.30

BOND FUND II                                    0.30

GLOBAL STRATEGIC INCOME FUND                    0.16

SHORT TERM BOND FUND                            0.22

SHORT TERM BOND FUND II                         0.25

STRATEGIC INCOME FUND                           0.00

U.S. TREASURY INCOME FUND                       0.26


THE PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM.


FUND MANAGER COMPENSATION
All of the portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage.


THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

Through February 18, 2005, JPMorgan Chase Bank, NA (JPMorgan Chase Bank), will provide administrative services and oversee the Funds' other service providers. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' administrator and will provide administrative services and oversee each Fund's other service providers. The Funds' administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of Classes A, B and C Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' shareholder servicing agent. For more information regarding the transitions of the administrator and the shareholder servicing agent, read "Future Changes to Certain Information Concerning the Funds" below.


THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (Distributor) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the distributor for the Funds.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee and the payments made by the Distributor pursuant to the Funds' 12b-1 Plans, any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

HOW TO DO BUSINESS WITH THE FUNDS


PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your investment representative (Financial Intermediary). Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will typically be held for you by the Financial Intermediary; and

-  Directly from the Funds through the JPMorgan Funds Service Center.

WHO CAN BUY SHARES?
Class A, Class B and Class C Shares may be purchased by the general public.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or an authorized agent of a Fund before 4:00 p.m. Eastern Time (ET) will be effective that day. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund (Short-Term Bond Funds) and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You may be eligible to reduce your sales charges by using the Cumulative Quantity Discount, a Statement of Intention, group sales plan or an employee benefit plan.

Generally, there is no contingent deferred sales charge except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.

A contingent deferred sales charge will apply on shares of the Fund sold within six years (measured from the first day of the month in which the shares were purchased). The contingent deferred sales charge may be waived for certain redemptions.

Class B Shares have higher combined distribution and services fees than Class A Shares.

Your Class B Shares automatically convert to Class A Shares after eight years (measured from the first day of the month in which the shares were purchased).

CLASS C SHARES
You will not pay a sales charge at the time of purchase.

A contingent deferred sales charge will apply on shares sold within one year of purchase (measured from the first day of the month in which the shares were purchased). The contingent deferred sales charge may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher combined service and distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution and shareholder servicing expenses.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.


MINIMUM INVESTMENTS

                                                          INITIAL        ADDITIONAL
TYPE OF ACCOUNT                                        INVESTMENT       INVESTMENTS
-----------------------------------------------------------------------------------
REGULAR ACCOUNT                                     $       2,500     $         100

SYSTEMATIC INVESTMENT PLAN                          $       1,000     $         100

IRAs                                                $       1,000     $         100

SEP-IRAs                                            $       1,000     $         100

COVERDELL EDUCATION
SAVINGS ACCOUNT                                     $         500     $         100


You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-348-4782.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

If you are purchasing shares directly from the Funds, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed, less any applicable contingent deferred sales charge. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you choose to pay by wire, please call 1-800-348-4782 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, NA
ATTN: _______________________
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
 (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

Make your check out to JPMORGAN FUNDS in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party checks" and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- How do I redeem shares?"

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. ET on the settlement date.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

If you have any questions, contact your Financial Intermediary or call 1-800-348-4782.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, NA
ATTN: _______________________
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
 (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in "The Funds' Management and Administration."

To obtain free information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com or call 1-800-348-4782. YOU MAY ALSO CONTACT YOUR FINANCIAL INTERMEDIARY ABOUT THE REDUCTION, ELIMINATION OR WAIVER OF SALES CHARGES.

CLASS A SHARES

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your broker-dealer (a Financial Intermediary) and the Distributor as shown in the following tables, except if the Distributor, in its discretion, re-allows the entire amount to your broker-dealer. In those instances in which the entire amount is re-allowed, such broker-dealers may be deemed to be underwriters under the Securities Act of 1933.

The tables below show the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

If you buy Class A Shares of the JPMORGAN SHORT TERM BOND FUND, OR THE JPMORGAN SHORT TERM BOND FUND II, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries.

TOTAL SALES CHARGE FOR FUNDS



                                                   SALES
                                                  CHARGE
                                              RE-ALLOWED
                            AS %              TO DEALERS
AMOUNT OF                 OF THE       AS %      AS % OF
PURCHASES               OFFERING     OF NET     OFFERING
AT OFFERING                PRICE     AMOUNT    PRICE PER
PRICE                  PER SHARE   INVESTED        SHARE
--------------------------------------------------------
LESS
THAN $100,000               1.50       1.52         1.00

$100,000-
$249,999                    1.00       1.00         0.50

$250,000-
$499,999                    0.50       0.50         0.25

$500,000-
$999,999                    0.25       0.25         0.25

$1,000,000
OR MORE*                    NONE       NONE             **



* There is no front-end sales charge for investments of $1 million or more in any Fund.

** The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. Such commissions are paid at the rate of 0.25% of net sales of $1 million or more. The Distributor may withhold such payments with respect to short-term investments.

If you buy Class A Shares of the JPMORGAN BOND FUND, JPMORGAN BOND FUND II, JPMORGAN GLOBAL STRATEGIC INCOME FUND, STRATEGIC INCOME FUND OR JPMORGAN U.S. TREASURY INCOME FUND, the following table shows the amount of sales charge you pay and the commissions paid to financial Intermediaries.

TOTAL SALES CHARGE FOR FUNDS



                                                   SALES
                                                  CHARGE
                                              RE-ALLOWED
                            AS %              TO DEALERS
AMOUNT OF                 OF THE       AS %      AS % OF
PURCHASES               OFFERING     OF NET     OFFERING
AT OFFERING                PRICE     AMOUNT    PRICE PER
PRICE                  PER SHARE   INVESTED        SHARE
--------------------------------------------------------
LESS
THAN $100,000               4.50       4.71         4.00

$100,000-
$249,999                    3.75       3.90         3.25

$250,000-
$499,999                    2.50       2.56         2.25

$500,000-
$999,999                    2.00       2.04         1.75

$1,000,000
OR MORE*                    NONE       NONE             **



* There is no front-end sales charge for investments of $1 million or more in any Fund.

** The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commisions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.60% of the next $40 million and 0.20% thereafter. The Distributor may withhold these payments with respect to short-term investments. The Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If defined contribution plans redeem all of the shares that they own on behalf of participants within 12 months of the purchase date, then the broker-dealers that have received these commissions will reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption. Any purchase of $1 million or more of Class A Shares on which a commission was paid to broker-dealers on the initial purchase will be subject to a contingent deferred sales charge (CDSC) payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

REDUCING YOUR CLASS A SALES CHARGE
The Funds permit you to reduce the initial sales charges you pay on Class A Shares by using the

Cumulative Quantity Discount, a Statement of Intention, a group sales plan or an employee benefit plan. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the Funds and add non-money market funds currently advised by JPMIM in which you invest. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE. IN ORDER TO VERIFY YOUR ELIGIBILITY FOR A REDUCED INITIAL SALES CHARGE, YOU SHOULD FURNISH COPIES OF RELEVANT ACCOUNT STATEMENTS FOR YOUR ACCOUNTS OF JPMORGAN FUNDS AND NON-JPMORGAN MUTUAL FUNDS OR ACCOUNTS OF FAMILY OR OTHER APPLICABLE GROUP MEMBERS. YOU SHOULD ALSO RETAIN ANY RECORDS NECESSARY TO SUBSTANTIATE HISTORICAL COSTS BECAUSE THE DISTRIBUTOR, THE JPMORGAN SERVICE CENTER, THE TRANSFER AGENT AND YOUR FINANCIAL INTERMEDIARY MAY NOT MAINTAIN SUCH INFORMATION.

To take advantage of the Cumulative Quantity Discount and/or a Statement of Intention, complete the appropriate section of your Account Application or contact your Financial Intermediary. ANY PROGRAM DESIGNED TO REDUCE OR ELIMINATE SALES CHARGES MAY BE TERMINATED OR AMENDED AT ANY TIME.

CUMULATIVE QUANTITY DISCOUNT: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on your total account value in all share classes of the JPMorgan Funds, excluding any JPMorgan money market fund. We will apply the reduced initial sales charge which is determined by aggregating the dollar amount of the new purchase and the current market value of any shares acquired and still held in the eligible funds.

GROUP PLAN:
An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A Shares of a Fund (or if a Fund has only one class that is subject to an initial sales charge, shares of that Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is the aggregate dollar value of Class A Shares (or if a Fund has only one class that is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, you or your Financial Intermediary must provide the JPMorgan Funds Service Center with sufficient information including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the JPMorgan Funds Service Center.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A Shares (or if a Fund has only one class that is subject to an initial sales charge, shares of the Fund) at a discount and (iii) satisfies uniform criteria that enables the Distributor to realize economies of scale in its costs of distributing Class A Shares (or if a Fund has only one class that is subject to an initial sales charge, shares of the Fund). A qualified group must: have more than 10 members; be available to arrange for group meetings between representatives of a Fund; have members who agree to include sales and other materials related to a Fund in its publications and mailings to members at reduced or no cost to the Distributor; and seek to arrange for payroll deduction or other bulk transmission of investments in the Fund.

STATEMENT OF INTENTION: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Statement of Intention committing you to purchase a certain amount of shares over a defined 13-month period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds or One Group Mutual Fund shares, (or if a Fund has only one class, shares of the Fund), excluding any JPMorgan money market fund, over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Statement of Intention. If you elect to include purchases made during the past 90 days toward fulfillment of your Statement of Intention, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Statement of Intention. You must inform your Financial Intermediary, the Distributor or the JPMorgan Service Center that you have a Statement of Intention each time you make an investment. The Statement of Intention is not a binding obligation to purchase the full amount indicated; however, five percent of your investment will be held in escrow until the full amount covered by the Statement of Intention has been invested. If the terms of the Statement of Intention are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Statement of Intention commitment has been fulfilled will be made on the basis of the gross amount invested. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement of Intention.

EMPLOYEE BENEFIT PLAN:
Some participant-directed employee benefit plans participate in a "multi-fund" program that offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with money invested in other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.  Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge had been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (I.E., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

 -  The JPMorgan Funds.

 -  JPMorgan Chase and its subsidiaries and affiliates.

4.  Bought by employees of:

 -  DST Systems, Inc. and its subsidiaries and affiliates.

 - Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

 -  Washington Management Corporation and its subsidiaries and affiliates.

5.  Bought by:

 - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

 - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

 - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Advisor or Intermediary.

 -  Tuition programs that qualify under Section 529 of the Internal Revenue
    Code.

 - An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

 - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

 -  Employer-sponsored health savings accounts.

6. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a contingent deferred sales charge in connection with such sale and only if the purchase is made within 90 days of such sale. You must furnish appropriate documentation to the JPMorgan Service Center or your Financial Intermediary.

7. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. You must furnish appropriate documentation to the JPMorgan Service Center or your Financial Intermediary.

8.  Bought when one Fund invests in another JPMorgan Fund.

9. Bought in connection with plans of reorganization of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

10. Purchased during a JPMorgan Fund's special offering.

11. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for the waiver. To see if you qualify call 1-800-348-4782 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES
Class B Shares are offered at NAV, without any up-front sales charges. However, if you redeem Class B Shares of the JPMorgan Bond Fund, the JPMorgan Bond Fund II, the JPMorgan Strategic Income Fund or the JPMorgan U.S. Treasury Income Fund within six years of the purchase date (measured from the first day of the month in which the shares were purchased), you will be assessed a CDSC according to the following schedule:


                                                                  CDSC AS A % OF
YEARS                                                              DOLLAR AMOUNT
SINCE PURCHASE                                                 SUBJECT TO CHARGE
--------------------------------------------------------------------------------
0-1                                                                         5.00

1-2                                                                         4.00

2-3                                                                         3.00

3-4                                                                         3.00

4-5                                                                         2.00

5-6                                                                         1.00

More than 6                                                                 NONE


The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the JPMorgan Bond Fund, the JPMorgan Bond Fund II, the JPMorgan Strategic Income Fund or the JPMorgan U.S. Treasury Income Fund.

CONVERSION FEATURE
Your Class B Shares automatically convert to Class A Shares after eight years (measured from the first day of the month in which the shares were purchased).

After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of a Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

CLASS C SHARES
Class C Shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date (measured from the first day of the month in which the shares were purchased), you will be assessed a CDSC as follows:


                                    CDSC AS A % OF
YEARS                                DOLLAR AMOUNT
SINCE PURCHASE                   SUBJECT TO CHARGE
--------------------------------------------------
0-1                                           1.00

After first year                              NONE


The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares, and the Distributor retains the entire amount of any CDSC you would pay.

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.

The CDSC is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares; therefore, YOU SHOULD RETAIN ANY RECORDS NECESSARY TO SUBSTANTIATE HISTORICAL COSTS BECAUSE THE DISTRIBUTOR, THE JPMORGAN SERVICE CENTER, THE TRANSFER AGENT AND YOUR FINANCIAL INTERMEDIARY MAY NOT MAINTAIN SUCH INFORMATION.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you exchange Class B or Class C Shares of an unrelated mutual fund for Class B or Class C Shares of a Fund in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to Fund shares you receive in the reorganization.

WAIVER OF THE CLASS B AND CLASS C CDSC
No sales charge is imposed on redemptions of Class B or Class C Shares of the
Funds:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary resulting from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

To take advantage of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-348-4782 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES
Each Fund described in this prospectus has adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay a Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund.

2. Class B and Class C Shares pay a Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING FEES
JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. Any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at its or their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Beginning 15 days after you buy your shares, you may exchange your shares for shares of the same class of certain other JPMorgan Funds, as follows:

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for Morgan Class Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of a Fund may be exchanged for Class C Shares of another JPMorgan Fund.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-348-4782.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.

If you exchange Class B Shares of a Fund for Class B Shares of another Fund or Class C Shares for Class C Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The amount of the deferred sales charge when you sell your new Class B Shares or Class C Shares will be calculated based on when you bought the original shares, not when you made the exchange.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business.

Redemption requests received by a Fund or an authorized agent of a Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

All required documentation in the proper form must accompany a redemption request. The Funds may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

Unless you indicated otherwise on your Account Application, you may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address or payee of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Funds.

You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described.

WHAT WILL MY SHARES BE WORTH?
If you own Class A, Class B or Class C Shares and the Fund or an authorized agent of the Fund receives your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption request is received, minus the amount of any applicable CDSC.

CAN I REDEEM BY TELEPHONE?
Yes, unless you indicated otherwise on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

CAN I REDEEM ON A SYSTEMATIC BASIS?

You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account. If your account is closed for this reason, you will not be charged a CDSC.

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

The Statement of Additional Information offers more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Bond Fund, Bond Fund II, Global Strategic Income, Short Term Bond and U.S. Treasury Income Funds declare ordinary income dividends daily and pay them monthly. Short Term Bond II and Strategic Income Fund declare and pay ordinary income dividends monthly. Effective from and after January 1, 2005, each Fund will generally declare dividends on the last business day of each month and pay such dividends on the first business day of the following month. The Funds make net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.


You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. share-holder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Funds' top ten holdings as of the last day of each month and each calendar quarter are posted on its website at www.jpmorganfunds.com, 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-348-4782.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS

On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (BOIA), One Group Dealer Services, Inc. (Distributor), and One Group Administrative Services, Inc. (OGA) merged into JPMorgan Chase & Co. BOIA, the Distributor and OGA are the investment adviser, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date BOIA, OGA and the Distributor became affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. At Board meetings held in June and July 2004, BOIA, OGA, JPMIM and JPMorgan Chase Bank discussed various aspects of the proposed integration plan with the Board of Trustees of One Group Mutual Funds and the Board of Directors and Boards of Trustees, as applicable (Boards), of the JPMorgan Funds, respectively. At meetings held in August 2004, BOIA and OGA made proposals to the Board of Trustees of One Group Mutual Funds and JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve those goals. BOIA and JPMIM, however, will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds, and on August 19, 2004, the Boards of the JPMorgan Funds, approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and single form of declaration of trust; (iv) electing a single board of trustees and senior officers; (v) proposing certain changes to fundamental investment policies of some of the JPMorgan Funds and all of the One Group Funds; (vi) engaging a common set of service providers; and (vii) conforming redemption fee practices.

- COMMON FEE STRUCTURE: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved a series of proposals designed to facilitate the integration of One Group Mutual Funds with the JPMorgan Funds into an integrated fund complex in which all of the Funds have a common pricing structure. The pricing changes, which go into effect on February 19, 2005 unless specifically indicated otherwise below include the following:

- Lowering the investment advisory fees applicable to many of the One Group Funds and all of the JPMorgan money market funds. Some of these lower advisory fees for certain of the One Group Funds, which will go into effect prior to February 19, 2005, are also the result of the commitments made by BOIA to reduce its management fees for certain One Group Funds in the settlement agreement with the New York Attorney General;

- Lowering the fees payable to the Distributor under Distribution and Shareholder Services Plans with respect to the Class A, Class B and Class C shares of the One Group Funds such that the Rule 12b-1 fee applicable to Class A shares is lowered from 0.35% of average daily net assets of the Class A shares to 0.25% of average daily net assets of the Class A shares and the Rule 12b-1 fee applicable to Class B and C shares is lowered from 1.00% of the average daily net assets of the Class B and C shares to 0.75% of average daily net assets of the Class B and C shares. At the same time, shareholder servicing activities will be removed from each of those Distribution and Shareholder Services Plans;

- Eliminating the current Shareholder Services Plan that applies with respect to the Administrative Class and Class S shares of the One Group Funds and replacing it with a non-Rule 12b-1 shareholder servicing fee paid pursuant to a Shareholder Services Agreement with One Group Dealer Services, Inc.;

- With regard to One Group Mutual Funds, imposing a separate non-Rule 12b-1 shareholder servicing fee, paid pursuant to a Shareholder Servicing Agreement with One Group Dealer Services, Inc., at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares;

- With regard to the JPMorgan Funds, increasing the existing shareholder services fees by 0.05% with respect to each of the following classes of shares of the JPMorgan money market funds: Agency, Cash Management, Premier and Reserve;

- With regard to the Class A shares of the JPMorgan Funds, adopting the initial sales charge schedule currently in effect for the One Group Funds. This will generally mean that the initial sales charge on Class A shares of the JPMorgan Funds will be decreasing. For example, on JPMorgan equity funds, the initial sales charge will be decreasing from 5.75% of the offering price to 5.25% of the offering price;

- Lowering the administration fee applicable to One Group Mutual Funds by adopting the complex-wide fee structures for administration services currently utilized by the JPMorgan Funds. Since both the One Group Funds and the JPMorgan Funds will be applying the complex-wide fee structures, the administration fees applicable to the JPMorgan Funds will be lower as well; and

- Charging custody, fund accounting and transfer agency fees to both the One Group Mutual Funds and the JPMorgan Funds pursuant to a common fee schedule.

BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of each class of shares of One Group Mutual Funds and the JPMorgan Funds, as needed, in order to assure that, for the Acquired Funds listed in the table below, the Net Expense level for the Funds following the mergers is at least as low as the Net Expense level currently in effect, if not lower, with the few exceptions discussed here. The Net Expense level for shares of the JPMorgan Liquid Assets Money Market Fund will be equal to, or lower than in the case of the Institutional Class shares, the contractual expense limitation currently in effect, although it will be higher than the net expenses as a result of voluntary fee waivers and reimbursements currently being made by JPMIM. The Net Expense level for the Agency class shares of JPMorgan Treasury Plus Money Market Fund and the Select class shares of JPMorgan Prime Money Market Fund will be increasing by 0.01% and the Net Expense level for the Class S shares of One Group Institutional Prime Money Market Fund will be increasing by 0.04%. The Net Expense levels for all other Funds will be the same or lower than the contractual caps currently in effect. Although gross expense levels (i.e., expenses before waivers or reimbursements) for certain classes of certain Funds may increase as a result of these changes, the contractual fee waivers or reductions and expense reimbursements will continue in effect for at least one year from February 18, 2005.

- ELIMINATION OF OVERLAPPING OR DUPLICATIVE PRODUCT OFFERINGS: As part of the plan to integrate the two fund complexes, BOIA and JPMIM undertook a review of their various product offerings to determine whether there would be any overlapping or duplicative product offerings following the integration of the two fund complexes. At the Board meetings held August 12, 2004 and August 19, 2004, BOIA and JPMIM each recommended a series of individual fund mergers. After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed merger transaction were compatible, (2) each of the proposed mergers would be in the best interests of each affected Fund and its shareholders, and (3) each of the proposed mergers would not result in the dilution of the interests of the Funds or their shareholders, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved the following merger transactions:



ACQUIRED FUNDS                                               ACQUIRING FUNDS
---------------------------                              ------------------------
JPMorgan Bond                        MERGES WITH         One Group Bond Fund
Fund II (a series of                  AND INTO           (a series of One
J.P. Morgan Mutual                                       Group Mutual Funds)
Fund Select Group)

JPMorgan Equity                      MERGES WITH         One Group Large Cap
Growth Fund                           AND INTO           Growth Fund (a series
(a series of                                             of One Group Mutual
J.P. Morgan Mutual                                       Funds)
Fund Investment
Trust)

JPMorgan Equity                      MERGES WITH         One Group Equity
Income Fund (a series                 AND INTO           Income Fund (a series
of J.P. Morgan Mutual                                    of One Group Mutual
Fund Investment Trust)                                   Funds)

JPMorgan Global 50                   MERGES WITH         JPMorgan Fleming
Fund (a series of                     AND INTO           International
J.P. Morgan Series                                       Opportunities Fund
Trust)                                                   (a series of J.P. Morgan
                                                         Institutional Funds)

JPMorgan Liquid                      MERGES WITH         One Group Prime
Assets Money Market                   AND INTO           Money Market Fund
Fund (a series of                                        (a series of One
J.P. Morgan Mutual                                       Group Mutual Funds)
Fund Trust)

JPMorgan Strategic                   MERGES WITH         JPMorgan Global
Income Fund (a series                 AND INTO           Strategic Income
of J.P. Morgan Mutual                                    Fund (a series of
Fund Group)                                              J.P. Morgan
                                                         Institutional Funds)

JPMorgan Tax Free                    MERGES WITH         One Group Tax-Free
Income Fund (a series                 AND INTO           Bond Fund (a series
of J.P. Morgan Mutual                                    of One Group Mutual
Fund Select Trust)                                       Funds)

JPMorgan Treasury                    MERGES WITH         One Group U.S.
Plus Money Market                     AND INTO           Treasury Securities
Fund (a series of                                        Money Market Fund
J.P. Morgan Mutual                                       (a series of One
Fund Trust)                                              Group Mutual Funds)

JPMorgan U.S.                        MERGES WITH         One Group
Government Money Market               AND INTO           Government Money
Fund (a series of                                        Market Fund (a series
J.P. Morgan Mutual                                       of One Group
Fund Trust)                                              Mutual Funds)

One Group U.S.
Government
Securities Money
Market Fund
(a series of One
Group Mutual Funds)

JPMorgan U.S.                        MERGES WITH         One Group Small Cap
Small Company                          AND INTO          Growth Fund
Opportunities Fund                                       (a series of One
(a series of                                             Group Mutual Funds)
J.P. Morgan Funds)

JPMorgan Small Cap
Growth Fund
a series of J.P. Morgan
Fleming Mutual
Fund Group, Inc.)

JPMorgan U.S.                        MERGES WITH         One Group
Treasury Income                        AND INTO          Government Bond
Fund (a series of                                        Fund (a series of
J.P. Morgan Mutual                                       One Group Mutual
Fund Group)                                              Funds)

One Group Balanced                   MERGES WITH         JPMorgan Diversified
Fund (a series of                      AND INTO          Fund (a series of
One Group Mutual                                         J.P. Morgan
Funds)                                                   Institutional Funds)

One Group                            MERGES WITH         JPMorgan U.S. Equity
Diversified Equity                     AND INTO          Fund (a series of
Fund (a series of One                                    J.P. Morgan
Group Mutual Funds)                                      Institutional Funds)

One Group                            MERGES WITH         JPMorgan Fleming
Diversified                            AND INTO          International Equity
International Fund                                       Fund (a series of
(a series of One                                         J.P. Morgan Mutual
Group Mutual Funds)                                      Fund Select Group)

One Group Health                     MERGES WITH         JPMorgan Global
Sciences Fund                          AND INTO          Healthcare Fund
(a series of One                                         (a series of J.P. Morgan
Group Mutual Funds)                                      Series Trust)

One Group                            MERGES WITH         JPMorgan Prime
Institutional Prime                    AND INTO          Money Market
Money Market Fund                                        Fund (a series of
(a series of One                                         J.P. Morgan Mutual
Group Mutual Funds)                                      Fund Trust)

ACQUIRED FUNDS                                              ACQUIRING FUNDS
---------------------------                              ------------------------
One Group                            MERGES WITH         JPMorgan Intermediate
Intermediate Tax-                     AND INTO           Tax Free Income Fund
Free Bond Fund                                           (a series of J.P. Morgan
(a series of One Group                                   Mutual Fund Select Trust)
Mutual Funds)

One Group Treasury                   MERGES WITH         JPMorgan 100%
Only Money Market                     AND INTO           U.S. Treasury
Fund (a series of                                        Securities Money
One Group Mutual                                         Market Fund (a series
Funds)                                                   of J.P. Morgan Mutual
                                                         Fund Trust)



Each of the individual merger transactions above is subject to the approval of shareholders of the Acquired Fund at a shareholder meeting scheduled to be held on January 20, 2005. Each of the mergers listed above, if approved by shareholders, is expected to close on February 18, 2005, or such later date as the parties to each such transaction shall agree.

In the case of each merger listed above, if such merger is approved by the shareholders of the Acquired Fund, each Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of the net assets of each Acquired Fund being transferred. Following the transfer, each shareholder of the Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of that shareholder's Acquired Fund shares. The closing of each merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

- REDOMICILIATION AS A DELAWARE STATUTORY TRUST: On August 12, 2004, the Board of One Group Mutual Funds approved the reorganization and redomiciliation of One Group Mutual Funds into a Delaware statutory trust to be known as JPMorgan Trust II. On August 19, 2004, the Boards of the JPMorgan Funds approved the reorganization and redomiciliation of the JPMorgan Funds into a Delaware statutory trust to be known as JPMorgan Trust I. Each of these Board approvals is subject to the approval of the reorganization and redomiciliation transaction by shareholders of the affected Funds at shareholder meetings scheduled to be held on January 20, 2005. If approved, the reorganization and redomiciliation transactions are expected to close on or about February 19, 2005.

- ELECTION OF A SINGLE BOARD OF TRUSTEES: At the meeting of shareholders of One Group Mutual Funds and the JPMorgan Funds scheduled to be held on January 20, 2005, shareholders of both One Group Mutual Funds and the JPMorgan Funds will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Mutual Funds and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders of One Group Mutual Funds and shareholders of the JPMorgan Funds, this 13-member Board of Trustees will take office effective February 19, 2005 and will oversee all of One Group Mutual Funds and the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be asked to amend the Declaration of Trust of One Group Mutual Funds to allow for a Board with more than 10 members.

- FUNDAMENTAL INVESTMENT POLICIES AND/OR RESTRICTIONS: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the respective Boards of the JPMorgan Funds voted to recommend that shareholders of the Funds approve the amendment of certain of the Funds' fundamental investment policies and/or restrictions. The Board of Trustees of One Group Mutual Funds also voted to recommend the elimination of certain fundamental investment restrictions that are not required by the Investment Company Act of 1940, as amended (1940 Act). The proposed changes in the Funds' fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize certain fundamental investment policies and/or restrictions of the Funds that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes in certain fundamental investment policies and/or restrictions of some or all of the Funds will allow the affected Funds greater flexibility to respond to future investment opportunities, BOIA and JPMIM have indicated to the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds, respectively, that they do not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the affected Funds or the manner in which the affected Funds are managed. Shareholders of the affected Funds will be asked to vote on these proposals at shareholder meetings scheduled to be held January 20, 2005.

- COMMON SERVICE PROVIDERS: By February 19, 2005, One Group Mutual Funds and the JPMorgan Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian and fund accounting agent. This will mean certain new service providers for both One Group Mutual Funds and the JPMorgan Funds.

- INVESTMENT ADVICE. As mentioned above, each Fund will continue to contract for investment advisory services from its current investment adviser, as described in the current prospectus, except that JPMIM will serve as investment advisor to the One Group International Equity Index Fund if a new Investment Advisory Agreement with JPMIM is approved by the shareholders of the One Group International Equity Index Fund.

- ADMINISTRATION. One Group Mutual Funds will continue to have its current administrator, OGA, as its administrator. The JPMorgan Funds will change their administrator to OGA effective February 19, 2005. The new fee rate for most equity and fixed income funds, which is the same as the fee rate currently in place for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act (Money Market Funds)); and 0.075% of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion. The new fee rate for Money Market Funds, which is the same as the fee rate in place currently for the JPMorgan Funds that are Money Market Funds, will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the Money Market Funds and 0.05% of the average daily net assets of the Money Market Funds over $100 billion. The fee rates for the One Group Investor Funds, the JPMorgan Growth and Income Fund, the JPMorgan Select Growth and Income Fund and the Growth and Income Portfolio will remain the same. All shareholders servicing and fund accounting activities currently provided under the Management and Administration Agreement with OGA will be removed from that Agreement and instead will be put into separate agreements with other service providers as described below.

- DISTRIBUTION. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the continuation of One Group Dealer Services, Inc., as the distributor of One Group Mutual Funds, following the integration transactions. On August 19, 2004, the Board of the JPMorgan Funds approved the appointment of One Group Dealer Services, Inc. as distributor of the JPMorgan Funds effective February 19, 2005.

- SHAREHOLDER SERVICING. Beginning February 19, 2005, One Group Dealer Services, Inc. will begin providing certain shareholder services to One Group Mutual Funds and the JPMorgan Funds under separate Shareholder Servicing Agreements with the Funds. Most of the shareholder servicing activities that will be provided under the Shareholder Servicing Agreement with One Group Dealer Services, Inc. are currently provided to One Group Mutual Funds under the shareholder servicing portion of the Distribution and Shareholder Services Plans, provided such services are not distribution-related, under Shareholder Servic ing Plans, or under the Management and Administration Agreement with

   OGA. For the JPMorgan Funds, the Shareholder Servicing Agreement with One Group Dealer Services, Inc. will replace the existing shareholder servicing agreements that are currently in place with JPMorgan Chase Bank, an affiliate of One Group Dealer Services, Inc. Under the Shareholder Servicing Agreements, One Group Dealer Services, Inc. will receive a fee at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares. One Group Dealer Services, Inc. will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

- TRANSFER AGENCY. On August 12, 2004, the Board of One Group Mutual Funds approved an agreement with Boston Financial Data Services, Inc. (BFDS) to act as the Funds' transfer and dividend distribution agent. On August 19, 2004, the Boards of the JPMorgan Funds also approved an agreement with BFDS to act as the Funds' transfer and dividend distribution agent following the integration transactions. The transition to BFDS from the Funds' current transfer and dividend distribution agents, State Street Bank and Trust Company in the case of One Group Mutual Funds and DST Systems, Inc. in the case of the JPMorgan Funds, each an affiliate of BFDS, is expected to be completed February 2005. Shareholders should not experience any differences in the level or quality of services received as a result of this transition.

- CUSTODY. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved an agreement with JPMorgan Chase Bank, an affiliate of BOIA, JPMIM, OGA and the Distributor to act as the Funds' custodian. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the custodian for the JPMorgan Funds following the integration transactions. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for One Group Mutual Funds, is expected to be completed in December 2004. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

- SECURITIES LENDING. Currently, Bank One Trust Company, N.A. serves as sub-custodian for One Group Mutual Funds in connection with their securities lending activities and receives a fee for those services. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds. JPMorgan Chase Bank will continue as the securities lending agent for the JPMorgan Funds following the integration transaction. The transition from Bank One Trust Company, N.A. to JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds is expected to begin in October 2004 and be completed in December 2004. Both Bank One Trust Company, N.A. and JPMorgan Chase Bank are affiliates of BOIA, JPMIM, OGA and the Distributor. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

- FUND ACCOUNTING. Currently, fund accounting services for One Group Mutual Funds are provided by OGA under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the transition of the fund accounting services to JPMorgan Chase Bank, effective February 19, 2005. As a result of this appointment, effective February 19, 2005, the fund accounting fees will be charged directly to the One Group Funds. Shareholders of One Group Mutual Funds should not experience any differences in the level or quality of services received as a result of this transition. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the fund accounting agent for the JPMorgan Funds.

- COMMON METHODS OF DOING BUSINESS WITH THE FUNDS: As a result of the changes in service providers, by February 19, 2005, there will be no difference between the way shareholders do business with One Group Mutual Funds and the way shareholders do business with the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be able to exchange their shares of One Group Mutual Funds for shares of JPMorgan Funds, subject to generally applicable restrictions, and shareholders of JPMorgan Funds will have the same exchange privileges. In addition, shareholders of One Group Mutual Funds will be able to count purchases of JPMorgan Fund shares, and shareholders of the JPMorgan Funds will be able to count purchases of One Group Mutual Funds shares, toward fulfillment of letters of intent or statements of intention and toward the right of accumulation or cumulative quantity discount to the same extent that they can currently count purchases of shares of One Group Mutual Funds or the JPMorgan Funds, respectively. Shares of the JPMorgan Funds and One Group Mutual Funds count under letters of intent and statements of intention for both the One Group Mutual Funds and the JPMorgan Funds.

- REDEMPTION FEES: The Board of Trustees of One Group Mutual Funds approved the elimination of the 2% redemption fee on the One Group Market Neutral Fund effective for sales of shares after October 28, 2004. For sales of shares of One Group Market Neutral Fund prior to October 28, 2004, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

For shares of the following One Group Funds, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to the exceptions noted in the applicable prospectuses: One Group Diversified International Fund, One Group Health Sciences Fund, One Group High Yield Bond Fund, One Group International Equity Index Fund and One Group Technology Fund. With respect to purchases of shares of those Funds prior to October 28, 2004, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

On August 19, 2004, the Boards of certain of the JPMorgan Funds approved the imposition of a redemption fee on shares of certain Funds purchased after February 18, 2005. For shares of the JPMorgan Funds listed below purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to certain exceptions which will be noted in the applicable prospectuses.

   JPMorgan Fleming Asia Equity Fund
   JPMorgan Fleming Emerging Markets Debt Fund
   JPMorgan Fleming Emerging Markets Equity Fund
   JPMorgan Fleming International Equity Fund
   JPMorgan Fleming International Growth Fund
   JPMorgan Fleming International Opportunities Fund
   JPMorgan Fleming International Small Cap Equity Fund
   JPMorgan Fleming International Value Fund
   JPMorgan Fleming Intrepid European Fund
   JPMorgan Fleming Japan Fund
   JPMorgan Fleming Tax Aware International Opportunities Fund
   JPMorgan Global 50 Fund
   JPMorgan Global Healthcare Fund
   JPMorgan Global Strategic Income Fund

FEES AND EXPENSES
EFFECTIVE FEBRUARY 19, 2005, EACH FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLES BELOW. THE INFORMATION IS BASED ON ESTIMATED AMOUNTS FOR THE PERIOD COMMENCING ON FEBRUARY 19, 2005 AND ENDING ON DECEMBER 31, 2006. WITH RESPECT TO THE JPMORGAN BOND FUND II, JPMORGAN STRATEGIC INCOME FUND, JPMORGAN U.S. TREASURY INCOME FUND AND JPMORGAN GLOBAL STRATEGIC INCOME FUND, THE FEES AND EXPENSES SHOWN REFLECT THE FEES AND EXPENSES OF THOSE FUNDS ASSUMING THAT THE MERGERS INVOLVING THESE FUNDS DESCRIBED ABOVE DO NOT OCCUR.

                                    BOND FUND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                           CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                    4.50             NONE             NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS% OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                    NONE**           5.00             1.00



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will pay a deferred sales charge of 1.00% if you redeem any or all of the Class A Shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)



                                                           CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-----------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                      0.30             0.30             0.30

DISTRIBUTION (RULE 12b-1) FEES                                       0.25             0.75             0.75

SHAREHOLDER SERVICE FEES                                             0.25             0.25             0.25

OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                            (   )            (   )            (   )

NET EXPENSES(2)                                                      0.75             1.50              1.50



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75%, 1.50% and 1.50%, respectively, of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

 IF YOU SELL YOUR SHARES YOUR COST WOULD BE:



                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------
CLASS A SHARES* ($)

CLASS B SHARES** ($)                                                          ***

CLASS C SHARES** ($)



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------
CLASS A SHARES ($)

CLASS B SHARES ($)                                                            ***

CLASS C SHARES ($)




  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

                                  BOND FUND II

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                             CLASS A SHARES   CLASS B SHARES
--------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,

SHOWN AS % OF THE OFFERING PRICE*                                      4.50             NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                      NONE**           5.00




 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will pay a deferred sales charge of 1.00% if you redeem any or all of the Class A Shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)



                                                             CLASS A SHARES   CLASS B SHARES
--------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                        0.30             0.30
DISTRIBUTION (RULE 12b-1) FEES                                         0.25             0.75
SHAREHOLDER SERVICE FEES                                               0.25             0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (   )            (   )

NET EXPENSES(2)                                                        0.75             1.50



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% and 1.50%, respectively, of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:



                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------
CLASS A SHARES* ($)

CLASS B SHARES** ($)                                                          ***



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------
CLASS A SHARES

CLASS B SHARES ($)                                                            ***



  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

                          GLOBAL STRATEGIC INCOME FUND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                                               CLASS A SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS% OF THE OFFERING PRICE*                                                                         4.50

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                        NONE**

REDEMPTION FEE OF SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED*                                                                               2.00%



  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

 ** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will pay a deferred sales charge of 1.00% if you redeem any or all of the Class A Shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase.

*** Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)



                                                                                               CLASS A SHARES
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                          0.45
DISTRIBUTION (RULE 12b-1) FEES                                                                           0.25
SHAREHOLDER SERVICE FEES                                                                                 0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                                (   )

NET EXPENSES(2)                                                                                          1.25



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A hares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25% of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:



                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)



*   Assumes sales charge is deducted when shares are purchased.

                              SHORT TERM BOND FUND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                                               CLASS A SHARES
-------------------------------------------------------------------------------------------------------------

MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                                        3.00**

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                        NONE**



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of 0.50% if you redeem your shares within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)



                                                                                               CLASS A SHARES
-------------------------------------------------------------------------------------------------------------

MANAGEMENT FEES                                                                                          0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                           0.25
SHAREHOLDER SERVICE FEES                                                                                 0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                                (   )

NET EXPENSES(2)                                                                                          0.75



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:



                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)



*   Assumes sales charge is deducted when shares are purchased.

                             SHORT TERM BOND FUND II

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                                               CLASS A SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                                        3.00**

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                        NONE**



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of 0.50% if you redeem your shares within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)



                                                                                               CLASS A SHARES
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                          0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                           0.25
SHAREHOLDER SERVICE FEES                                                                                 0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                                (   )

NET EXPENSES(2)                                                                                          0.75



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A and Class B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:



                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)

CLASS B SHARES** ($)                                                                                      ***



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES ($)

CLASS B SHARES ($)                                                                                        ***



  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares into Class A Shares after they have been owned for eight years.

                              STRATEGIC INCOME FUND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                          CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                   4.50              NONE               NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                   NONE**            5.00               1.00



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will pay a deferred sales charge of 1.00% if you redeem any or all of the Class A Shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                                                          CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                     0.50              0.50               0.50
DISTRIBUTION (RULE 12b-1) FEES                                      0.25              0.75               0.75
SHAREHOLDER SERVICE FEES                                            0.25              0.25               0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                           (   )             (   )              (   )

NET EXPENSES(2)                                                     1.25              1.75               1.75



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.75% and 1.75% respectively, of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:



                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)

CLASS B SHARES** ($)                                                                                      ***

CLASS C SHARES** ($)



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES ($)

CLASS B SHARES ($)                                                                                        ***

CLASS C SHARES ($)



  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

                            U.S. TREASURY INCOME FUND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                            CLASS A SHARES     CLASS B SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                     4.50               NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                     NONE**             5.00



  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

 ** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will pay a deferred sales charge of 1.00% if you redeem any or all of the Class A Shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)



                                                                            CLASS A SHARES     CLASS B SHARES
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                       0.30               0.30
DISTRIBUTION (RULE 12b-1) FEES                                                        0.25               0.75
SHAREHOLDER SERVICE FEES                                                              0.25               0.25

OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                             (   )              (   )

NET EXPENSES(2)                                                                       0.75               1.64



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A and Class B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% and 1.64%, respectively, of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:



                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)

CLASS B SHARES** ($)                                                                                      ***



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES ($)

CLASS B SHARES ($)                                                                                        ***



  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares into Class A Shares after they have been owned for eight years.

Effective February 19, 2005, if you buy Class A Shares of the JPMorgan Short Term Bond Fund or the JPMorgan Short Term Bond Fund II, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries.



                                                                                                 SALES CHARGE
                                                                                                RE-ALLOWED TO
                                                    SALES CHARGE AS A    SALES CHARGE AS A    DEALERS AS % OF
                                                    PERCENTAGE OF THE        PERCENTAGE OF     OFFERING PRICE
AMOUNT OF PURCHASES AT OFFERING PRICE                  OFFERING PRICE      YOUR INVESTMENT          PER SHARE
-------------------------------------------------------------------------------------------------------------
LESS THAN $100,000                                               3.00%                3.09%              2.70%
$100,000-$249,999                                                2.50%                2.56%              2.18%
$250,000-$499,999                                                2.00%                2.04%              1.64%
$500,000-$999,999                                                1.50%                1.52%              1.20%
$1,000,000+ **                                                   NONE                 NONE               NONE**



  + If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of .50% of the purchase price if you redeem any or all of the Class A Shares within one year of purchase, unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission.

Effective February 19, 2005, if you buy Class A Shares of the JPMorgan Bond Fund, JPMorgan Bond Fund II, JPMorgan Global Strategic Income Fund or JPMorgan U.S. Treasury Income Fund, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries.



                                                                                                 SALES CHARGE
                                                                                                RE-ALLOWED TO
                                                    SALES CHARGE AS A    SALES CHARGE AS A    DEALERS AS % OF
                                                    PERCENTAGE OF THE        PERCENTAGE OF     OFFERING PRICE
AMOUNT OF PURCHASES AT OFFERING PRICE                  OFFERING PRICE      YOUR INVESTMENT          PER SHARE
-------------------------------------------------------------------------------------------------------------
LESS THAN $100,000                                               4.50%                4.71%              4.05%
$100,000-$249,999                                                3.50%                3.63%              3.05%
$250,000-$499,999                                                2.50%                2.56%              2.05%
$500,000-$999,999                                                2.00%                2.04%              1.60%
$1,000,000* **                                                   NONE                 NONE               NONE**




  * For these Funds, if you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission.

 ** Sales, letters of intent and Rights of Accumulation trades of over $1 million in A shares are not subject to a sales charge. Advisors and representatives responsible for the sale receive a 1% finder's fee. The customer pays a 2-year CDSC, 1% for the first year and 50 basis points for the second year. For sales from $5 million to $10 million, 50 basis points will be paid. For sales over $10 million, 25 basis points will be paid. The same 2-year CDSC timeline will apply to all finder's fees.

Redemption Fees

For shares of the Global Strategic Income Fund purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Global Strategic Income Fund within 60 days of the date of purchase. In general, shares of a Fund may be exchanged or redeemed at NAV, less any applicable CDSC. However, shares of Global Strategic Income Fund purchased after February 18, 2005, and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC. This 2% redemption fee will directly affect the amount a shareholder who is subject to the redemption fee will receive upon redemption or exchange of affected shares. The redemption fees are paid to Global Strategic Income Fund and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Global Strategic Income Fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charge or commission paid to JPMIM or its affiliates and does not economically benefit JPMIM in any way. Global Strategic Income Fund reserves the right to modify the terms of or terminate this redemption fee at any time.

Certain accounts include multiple investors and such accounts typically provide Global Strategic Income Fund with a net purchase or redemption request on any given day where purchasers and sellers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that Global Strategic Income Fund will be able to apply the fee to such accounts in an effective manner.

The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Global Strategic Income Fund, shares redeemed by balance forward qualified retirement plans, or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program or shares redeemed as part of a bona fide asset allocation program; provided that the redemption fee may be charged in the event that Global Strategic Income Fund's distributor determines that such programs are being used as a market timing strategy. Global Strategic Income Fund will not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Please check with your Financial Intermediary for more details on their restrictions. If you received Class A shares following the conversion from Class B shares and you redeem those Class A shares within 60 days after the conversion, you will not be subject to the redemption fee with respect to the redemption of those shares. The redemption fee will not be imposed on involuntary share redemptions resulting from the closure of your account in the event that you fail to maintain the required minimum account balance.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AfFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of OGDS, OGA and BOIA, the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. OGDS and OGA became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

JPMORGAN INCOME FUNDS

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                             /X/ Permitted
                                             / / Not permitted

                                                                               GLOBAL      SHORT     SHORT                   U.S.
                                                                              STRATEGIC    TERM      TERM      STRATEGIC   TREASURY
                               RELATED TYPES OF RISK    BOND       BOND II     INCOME      BOND     BOND II     INCOME      INCOME
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES        credit, interest rate,  /X/        /X/           /X/        /X/       /X/         /X/          / /
Interests in a stream of       market, prepayment
payments from specific assets,
such as auto or credit card
receivables.

BANK OBLIGATIONS Negotiable    credit, currency,       /X/(1)     /X/           /X/        /X/       /X/         /X/          /X/
certificates of deposit, time  liquidity, political
deposits and bankers'
acceptances of domestic and
foreign issuers.

COMMERCIAL PAPER Unsecured     credit, currency,       /X/(1)     /X/           /X/        /X/       /X/         /X/          /X/
short term debt issued by      interest rate,
domestic and foreign banks or  liquidity, market,
corporations. These securities political
are usually discounted and are
rated by S&P, Moody's or other
nationally recognized
statistical rating
organizations.

CONVERTIBLE SECURITIES         credit, currency,       /X/(1)     /X/           /X/        /X/       / /         /X/          / /
Domestic and foreign debt      interest rate,
securities that can be         liquidity, market,
converted into equity          political, valuation
securities at a future time
and price.

CORPORATE BONDS Debt           credit, currency,       /X/(1)     /X/           /X/        /X/       /X/         /X/          / /
securities of domestic and     interest rate,
foreign industrial, utility,   liquidity, market,
banking and other financial    political, valuation
institutions.

MORTGAGES (DIRECTLY HELD)      credit, environmental,  /X/        /X/           /X/        /X/       / /         /X/          / /
Domestic debt instrument which extension, interest
gives the lender a lien on     rate, liquidity,
property as security for the   market, natural event,
loan payment.                  political, prepayment,
                               valuation

MORTGAGE-BACKED SECURITIES     credit, currency,       /X/(1)     /X/           /X/       /X/       /X/         /X/          /X/
Domestic and foreign           extension, interest
securities (such as Federal    rate, leverage,
Home Loan Banks, Freddie Macs, market, political,
Fannie Maes) which represent   prepayment
interests in pools of
mortgages, whereby the
principal and interest paid
every month is passed through
to the holder of the
securities.

MORTGAGE DOLLAR-ROLLS The sale currency, extension,    /X/(1)(2)  /X/(2)        /X/(2)    /X/(2)    /X/(2)      /X/(2)       /X/(2)
of domestic and foreign        interest rate,
mortgage-backed securities     leverage, liquidity,
with the promise to purchase   market, political,
similar securities at a later  prepayment
date. Segregated liquid assets
are used to offset leverage
risk.

PARTICIPATION INTERESTS        credit, currency,       /X/        /X/           /X/        /X/       /X/         /X/          / /
Interests that represent a     extension, interest
share of bank debt or similar  rate, liquidity,
securities or obligations.     political, prepayment

PRIVATE PLACEMENTS Bonds or    credit, interest rate,  /X/        /X/           /X/        /X/       /X/         /X/          / /
other investments that are     liquidity, market,
sold directly to an            valuation
institutional investor.

REITs AND OTHER REAL-ESTATE    credit, interest rate,  /X/        /X/           /X/        /X/       /X/         /X/          / /
RELATED INSTRUMENTS Securities liquidity, market,
of issuers that invest in real natural event,
estate or are secured by real  prepayment, valuation
estate.

REPURCHASE AGREEMENTS          credit                  /X/        /X/           /X/        /X/       /X/         /X/          /X/
Contracts whereby the Fund
agrees to purchase a security
and resell it to the seller on
a particular date and at a
specific price.

REVERSE REPURCHASE AGREEMENTS  credit, leverage        /X/(2)     /X/(2)        /X/(2)     /X/(2)    /X/(2)      /X/(2)       /X/(2)
Contracts whereby the Fund
sells a security and agrees to
repurchase it from the buyer
on a particular date and at a
specific price. Considered a
form of borrowing.

SOVEREIGN DEBT, BRADY BONDS    credit, currency,       /X/(1)     /X/           /X/        /X/       / /         /X/          / /
AND DEBT OF SUPRANATIONAL      interest rate, market,
ORGANIZATIONS Dollar- or       political
non-dollar-denominated
securities issued by foreign
governments or supranational
organizations. Brady bonds are
issued in connection with debt
restructurings.

SWAPS Contractual agreement    credit, currency,       /X/        /X/           /X/        /X/       /X/         /X/          /X/
whereby a party agrees to      interest rate,
exchange periodic payments     leverage, market,
with a counterparty.           political, valuation
Segregated liquid assets are
used to offset leverage risk.

TAX EXEMPT MUNICIPAL           credit, interest rate,  /X/        /X/           /X/        /X/       /X/         /X/          /X/
SECURITIES Securities,         market, natural event,
generally issued as general    political
obligation and revenue bonds,
whose interest is exempt from
federal taxation and state
and/or local taxes in the
state where the securities
were issued.

U.S. GOVERNMENT SECURITIES     interest rate           /X/        /X/           /X/        /X/       /X/         /X/          /X/
Debt instruments (Treasury
bills, notes and bonds)
guaranteed by the U.S.
government for the timely
payment of principal and
interest.

ZERO-COUPON, PAY-IN-KIND AND   credit, currency,       /X/(1)     /X/           /X/        /X/       /X/         /X/          /X/
DEFERRED PAYMENT SECURITIES    interest rate,
Domestic and foreign           liquidity, market,
securities offering non-cash   political, valuation
or delayed-cash payment. Their
prices are typically more
volatile than those of some
other debt instruments and
involve certain special tax
considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

JPMORGAN INCOME FUNDS

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's each Fund's policies toward various investments, including

POTENTIAL RISKS


                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
-----------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS

-  Each Fund's share price, yield and      -  Bonds have generally outperformed       -  Under normal circumstances the Funds
   total return will fluctuate in response    money market investments over the          plan to remain fully invested in
   to bond market movements                   long term, with less risk than stocks      bonds and other fixed income
                                                                                         securities and may invest uninvested
-  The value of most bonds will fall       -  Most bonds will rise in value when         cash in affiliated money market funds
   when interest rates rise; the longer       interest rates fall
   a bond's maturity and the lower its                                                -  Bond investments may include U.S. and
   credit quality, the more its value      -  Mortgage-backed and asset-backed           foreign corporate and government
   typically falls                            securities and direct mortgages can        bonds, mortgage-backed and
                                              offer attractive returns                   asset-backed securities,
-  Adverse market conditions may from                                                    convertible securities, participation
   time to time cause a Fund to take                                                     interests and private placements
   temporary defensive positions that
   are inconsistent with its principal                                                -  The Funds seek to limit risk and
   investment strategies and may hinder                                                  enhance total return or yields
   a Fund from achieving its investment                                                  through careful management, sector
   objective                                                                             allocation, individual securities
                                                                                         selection and duration management
-  Mortgage-backed and asset-backed
   securities (securities representing                                                -  During severe market down-turns, the
   an interest in, or secured by, a pool                                                 Funds have the option of investing
   of mortgages or other assets such                                                     up to 100% of assets in high quality
   as receivables) and direct mortgages                                                  short-term instruments
   could generate capital losses
   or periods of low yields if they are                                               -  The adviser monitors interest rate
   paid off substantially earlier or                                                     trends, as well as geographic and
   later than anticipated                                                                demographic information related to
                                                                                         mortgage-backed securities and
                                                                                         mortgage prepayments


                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
-----------------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY

-  The default of an issuer would leave    -  Investment-grade bonds have a lower     -  Each Fund maintains its own policies
   a Fund with unpaid interest or             risk of default                            for balancing credit quality against
   principal                                                                             potential yields and gains in light
                                           -  Junk bonds offer higher yields and         of its investment goals
-  Junk bonds (those rated BB, Ba or          higher potential gains
   lower) have a higher risk of default,                                              -  The adviser develops its own ratings
   tend to be less liquid and may be                                                     of unrated securities and makes a
   more difficult to value                                                               credit quality determination for
                                                                                         unrated securities

FOREIGN INVESTMENTS

-  A Fund could lose money because of      -  Foreign bonds, which represent a        -  Foreign bonds are a primary
   foreign government actions, political      major portion of the fixed income          investment only for Global Strategic
   instability or lack of adequate and        securities, offer attractive               Income Fund and may be a significant
   accurate information                       potential performance and                  investment for Bond Fund, Bond Fund
                                              opportunities for diversification          II, Short Term Bond, Short Term Bond
-  Currency exchange rate movements                                                      Fund II, and Strategic Income Funds
   could reduce gains or create losses     -  Favorable exchange rate movements
                                              could generate gains or reduce losses   -  To the extent that a Fund invests in
-  Currency and investment risks tend to                                                 foreign bonds, it may manage the
   be higher in emerging markets; these    -  Emerging markets can offer higher          currency exposure of its foreign
   markets also present higher liquidity      returns                                    investments relative to its
   and valuation risks                                                                   benchmark, and may hedge a portion of
                                                                                         its foreign currency exposure into
                                                                                         the U.S. dollar from time to time
                                                                                         (see also "Derivatives"); these
                                                                                         currency management techniques may not
                                                                                         be available for certain emerging
                                                                                         markets investments

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                    AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities              - A Fund can take advantage of       - The Funds segregate liquid
  before issue or for delayed                attractive transaction               assets to offset leverage risks
  delivery, it could be exposed to           opportunities
  leverage risk if it does not
  segregate liquid assets

MANAGEMENT CHOICES

- A Fund could underperform its            - A Fund could outperform its        - The adviser focuses its active
  benchmark due to its sector,               benchmark due to these same          management on those areas where
  securities or duration choices             choices                              it believes its commitment to
                                                                                  research can most enhance
                                                                                  returns and manage risks in a
                                                                                  consistent way

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                    AND REWARD
DERIVATIVES

- Derivatives such as futures,             - Hedges that correlate well with    - The Funds use derivatives, such
  options, swaps and forward                 underlying positions can reduce      as futures, options, swaps and
  foreign currency contracts(1)              or eliminate losses at low cost      forward foreign currency
  that are used for hedging the                                                   contracts for hedging and for
  portfolio or specific securities         - A Fund could make money and          risk management (i.e., to adjust
  may not fully offset the under-            protect against losses if            duration or yield curve exposure
  lying positions and this could             management's analysis proves         or to establish or adjust
  result in losses to the Fund               correct                              exposure to particular se-
  that would not have otherwise                                                   curities, markets or currencies);
  occurred                                 - Derivatives that involve lever-      risk management may include
                                             age could generate substantial       management of a Fund's exposure
- Derivatives used for risk man-             gains at low cost                    relative to its benchmark
  agement may not have the in-
  tended effects and may result in                                              - The Funds only establish hedges
  losses or missed opportunities                                                  that they expect will be highly
                                                                                  correlated with underlying
- The counterparty to a deriva-                                                   positions
  tives contract could default
                                                                                - While the Funds may use deriv-
- Certain types of derivatives in-                                                atives that incidentally involve
  volve costs to the Funds which                                                  leverage, they do not use them
  can reduce returns                                                              for the specific purpose of
                                                                                  leveraging their portfolios
- Derivatives that involve lever-
  age could magnify losses                                                      - The Strategic Income Fund may
                                                                                  use leveraging
- Derivatives used for non-
  hedging purposes could cause                                                  - The Bond Fund II, Short Term
  losses that exceed the original                                                 Bond Fund II, Strategic Income
  investment                                                                      Fund and U.S. Treasury Income
                                                                                  Fund may use derivatives to in-
- Derivatives may, for tax pur-                                                   crease income or gain
  poses, affect the character of
  gain and loss realized by a
  Fund, accelerate recognition of
  income to a Fund, affect the
  holding period of a Fund's as-
  sets and defer recognition of
  certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                            POTENTIAL REWARDS                    POLICIES TO BALANCE RISK
                                                                                AND REWARD
SECURITIES LENDING

- When a Fund lends a security,            - A Fund may enhance income          - The adviser maintains a list of
  there is a risk that the loaned            through the investment of the        approved borrowers
  securities may not be returned             collateral received from the
  if the borrower or the lending             borrower                           - The Funds receive collateral
  agent defaults                                                                  equal to at least 100% of the
                                                                                  current value of securities
                                                                                  loaned plus accrued interest

- The collateral will be subject to                                             - The lending agents indemnify a
  the risks of the securities in                                                  Fund against borrower default
  which it is invested
                                                                                - The adviser's collateral invest-
                                                                                  ment guidelines limit the qual-
                                                                                  ity and duration of collateral
                                                                                  investment to minimize losses

                                                                                - Upon recall, the borrower must
                                                                                  return the securities loaned
                                                                                  within the normal settlement
                                                                                  period
ILLIQUID HOLDINGS

- A Fund could have difficulty             - These holdings may offer more      - No Fund may invest more than 15%
  valuing these holdings precisely           attractive yields or potential       of net assets in illiquid
                                             growth than comparable widely        holdings
- A Fund could be unable to sell             traded securities
  these holdings at the time or                                                 - To maintain adequate liquidity
  price desired                                                                   to meet redemptions, each Fund
                                                                                  may hold high quality short-term
                                                                                  instruments (including repurchase
                                                                                  agreements for all the Funds and
                                                                                  reverse repurchase agreements for
                                                                                  the Strategic Income Fund) and,
                                                                                  for temporary or extraordinary
                                                                                  purposes, may borrow from banks
                                                                                  up to 33 1/3% of the value of
                                                                                  its total assets or draw on a
                                                                                  line of credit
SHORT-TERM TRADING

- Increased trading would raise            - A Fund could realize gains in a    - The Funds may use short-term
  a Fund's transaction costs                 short period of time                 trading to take advantage of at-
                                                                                  tractive or unexpected opportuni-
- Increased short-term capital             - A Fund could protect against         ties or to meet demands
  gains distributions would raise            losses if a bond is overvalued       generated by shareholder activity
  shareholders' income tax                   and its value later falls
  liability

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

CLASS A SHARES


                                                                PER SHARE OPERATING PERFORMANCE:
                               -----------------------------------------------------------------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                           --------------------------------------   ------------------------------------------
                                                           NET GAINS
                                                         (LOSSES) ON
                               NET ASSET          NET     SECURITIES                 DIVIDENDS
                                  VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                               BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                               OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
BOND FUND^^
Year Ended 8/31/04             $
------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03             $   10.07         0.40           0.04         0.44         0.40            0.08            0.48
------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02        $   10.08         0.31           0.05         0.36         0.31            0.06            0.37
------------------------------------------------------------------------------------------------------------------------------
9/10/01** Through 10/31/01     $    9.89         0.06^          0.20         0.26         0.07              --            0.07
------------------------------------------------------------------------------------------------------------------------------

BOND FUND II^^
Year Ended 8/31/04             $
------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03             $   41.39         1.66^         (0.31)        1.35         1.66            0.49            2.15
------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02        $   41.01         1.35^          0.34         1.69         1.31              --            1.31
------------------------------------------------------------------------------------------------------------------------------
3/2/01** Through 10/31/01      $   39.55         1.32           1.46         2.78         1.32              --            1.32
------------------------------------------------------------------------------------------------------------------------------

GLOBAL STRATEGIC INCOME FUND^^
Year Ended 8/31/04             $
------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03             $    8.64         0.40^          0.31         0.71         0.43              --            0.43
------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02        $    8.91         0.55          (0.33)        0.22         0.47            0.02            0.49
------------------------------------------------------------------------------------------------------------------------------
9/10/01** Through 10/31/01     $    9.13         0.09^         (0.22)       (0.13)        0.09              --            0.09
------------------------------------------------------------------------------------------------------------------------------

SHORT TERM BOND FUND^^
Year Ended 8/31/04             $
------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03             $   10.03         0.24          (0.03)        0.21         0.25            0.14            0.39
------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02        $   10.01         0.27           0.05         0.32         0.26            0.04            0.30
------------------------------------------------------------------------------------------------------------------------------
9/10/01** Through 10/31/01     $    9.87         0.05^          0.15         0.20         0.06              --            0.06
------------------------------------------------------------------------------------------------------------------------------


  ^  Calculated based upon average shares outstanding.
 ^^  The fund changed its fiscal year from October 31 to August 31.
 **  Commencement of offering of class of shares.
(b)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  @  Amount rounds to less than one million.
  #  Short periods have been annualized.

                                          PER SHARE
                                    OPERATING PERFORMANCE:
                                 --------------------------
                                                                              RATIOS/SUPPLEMENTAL DATA:
                                                              ---------------------------------------------------------
                                                                                   RATIOS TO AVERAGE NET ASSETS: #
                                                                            -------------------------------------------
                                                              NET ASSETS,                     NET              EXPENSES
                                  NET ASSET           TOTAL        END OF              INVESTMENT      WITHOUT WAIVERS,
                                 VALUE, END          RETURN        PERIOD        NET       INCOME        REIMBURSEMENTS
                                  OF PERIOD          (1)(b)    (MILLIONS)   EXPENSES       (LOSS)  AND EARNINGS CREDITS
BOND FUND^^
Year Ended 8/31/04               $                         %  $                     %            %                     %
-----------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03               $    10.03            4.32%  $         2       0.75%        3.86%                 1.59%
-----------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $    10.07            3.72%  $         1       0.75%        3.59%                 5.64%
-----------------------------------------------------------------------------------------------------------------------
9/10/01** Through 10/31/01       $    10.08            2.63%  $        --@      0.75%        3.93%                10.75%
-----------------------------------------------------------------------------------------------------------------------

BOND FUND II^^
Year Ended 8/31/04               $                         %  $                     %            %                     %
-----------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03               $    40.59            3.26%  $        32       0.75%        3.96%                 1.16%
-----------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $    41.39            4.26%  $        29       0.75%        4.02%                 1.10%
-----------------------------------------------------------------------------------------------------------------------
3/2/01** Through 10/31/01        $    41.01            7.23%  $        63       0.75%        4.90%                 1.25%
-----------------------------------------------------------------------------------------------------------------------

GLOBAL STRATEGIC INCOME FUND^^
Year Ended 8/31/04               $                         %  $                     %            %                     %
-----------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03               $     8.92            8.33%  $        --@      1.25%        4.45%                 7.26%
-----------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $     8.64            2.54%  $        --@      1.25%        6.20%                35.90%!!
-----------------------------------------------------------------------------------------------------------------------
9/10/01** Through 10/31/01       $     8.91           (2.30%) $        --@      1.25%        6.99%                11.01%
-----------------------------------------------------------------------------------------------------------------------

SHORT TERM BOND FUND^^
Year Ended 8/31/04               $                         %  $                     %            %                     %
-----------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03               $     9.85            2.08%  $         9       0.75%        2.39%                 1.10%
-----------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $    10.03            3.18%  $        10       0.75%        3.01%                 1.00%
-----------------------------------------------------------------------------------------------------------------------
9/10/01** Through 10/31/01       $    10.01            2.01%  $         2       0.75%        3.62%                10.76%
-----------------------------------------------------------------------------------------------------------------------

                                     RATIOS/SUPPLEMENTAL DATA:
                                 ----------------------------------
                                  RATIOS TO AVERAGE NET ASSETS: #
                                 ----------------------------------
                                       NET INVESTMENT
                                        INCOME (LOSS)
                                     WITHOUT WAIVERS,     PORTFOLIO
                                       REIMBURSEMENTS      TURNOVER
                                 AND EARNINGS CREDITS      RATE (b)
BOND FUND^^
Year Ended 8/31/04                                   %             %
-------------------------------------------------------------------
Year Ended 8/31/03                               3.02%          679%
-------------------------------------------------------------------
11/1/01 Through 8/31/02                         (1.30%)         572%
-------------------------------------------------------------------
9/10/01** Through 10/31/01                      (6.07%)         423%(2)
-------------------------------------------------------------------

BOND FUND II^^
Year Ended 8/31/04                                   %             %
-------------------------------------------------------------------
Year Ended 8/31/03                               3.55%          806%
-------------------------------------------------------------------
11/1/01 Through 8/31/02                          3.67%          496%
-------------------------------------------------------------------
3/2/01** Through 10/31/01                        4.40%          319%
-------------------------------------------------------------------

GLOBAL STRATEGIC INCOME FUND^^
Year Ended 8/31/04                                  %             %
-------------------------------------------------------------------
Year Ended 8/31/03                              (1.56%)         248%
-------------------------------------------------------------------
11/1/01 Through 8/31/02                       (28.45%)!!        178%
-------------------------------------------------------------------
9/10/01** Through 10/31/01                      (2.77%)         107%(3)
-------------------------------------------------------------------

SHORT TERM BOND FUND^^
Year Ended 8/31/04                                   %             %
-------------------------------------------------------------------
Year Ended 8/31/03                               2.04%          386%
-------------------------------------------------------------------
11/1/01 Through 8/31/02                          2.76%          215%
-------------------------------------------------------------------
9/10/01** Through 10/31/01                      (6.39%)         160%(4)
-------------------------------------------------------------------


 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(2) Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.
(4) Percentages prior to 9/10/01 reflect the portfolio turnover of The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.
(3) Percentages prior to 9/10/01 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.

                                                                PER SHARE OPERATING PERFORMANCE:
                               -----------------------------------------------------------------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                           --------------------------------------   ------------------------------------------
                                                           NET GAINS
                                                         (LOSSES) ON
                               NET ASSET          NET     SECURITIES                 DIVIDENDS
                                  VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                               BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL      TAX RETURN
                               OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS      OF CAPITAL
SHORT TERM BOND FUND II^^
Year Ended 8/31/04             $
------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03             $   10.33         0.23^         (0.04)        0.19         0.24            0.05              --@
------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02        $   10.38         0.25           0.06         0.31         0.25            0.11              --
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01            $    9.89         0.43^          0.53         0.96         0.47              --              --
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00            $    9.94         0.56          (0.05)        0.51         0.56              --              --
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99            $   10.14         0.46          (0.20)        0.26         0.46              --              --
------------------------------------------------------------------------------------------------------------------------------

STRATEGIC INCOME FUND^^
Year Ended 8/31/04             $
------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03             $    8.55         0.48^          0.34         0.82         0.48              --              --
------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02        $    8.85         0.41          (0.31)        0.10         0.38              --            0.02
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01            $    9.05         0.62          (0.20)        0.42         0.60              --            0.02
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00            $    9.59         0.78          (0.53)        0.25         0.78              --            0.01
------------------------------------------------------------------------------------------------------------------------------
11/30/98* Through 10/31/99     $   10.00         0.72          (0.41)        0.31         0.72              --              --
------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY INCOME FUND^^
Year Ended 8/31/04             $
------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03             $   11.83         0.45          (0.21)        0.24         0.46              --              --
------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02        $   11.77         0.38           0.05         0.43         0.37              --              --
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01            $   10.77         0.53           1.01         1.54         0.54              --              --
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00            $   10.67         0.68           0.10         0.78         0.68              --              --
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99            $   11.66         0.71          (0.99)       (0.28)        0.71              --              --
------------------------------------------------------------------------------------------------------------------------------


 +   Restated.
 ^   Calculated based upon average shares outstanding.
^^   The fund changed its fiscal year from October 31 to August 31.
 *   Commencement of operations.

                                               PER SHARE
                                         OPERATING PERFORMANCE:
                               -----------------------------------------
                                                                                           RATIOS/SUPPLEMENTAL DATA:
                                                                           --------------------------------------------------------
                                                                                                RATIOS TO AVERAGE NET ASSETS: #
                                                                                         ------------------------------------------
                                                                           NET ASSETS,                    NET              EXPENSES
                                               NET ASSET           TOTAL        END OF             INVESTMENT      WITHOUT WAIVERS,
                                       TOTAL  VALUE, END          RETURN        PERIOD        NET      INCOME        REIMBURSEMENTS
                               DISTRIBUTIONS   OF PERIOD          (1)(b)    (MILLIONS)   EXPENSES      (LOSS)  AND EARNINGS CREDITS
SHORT TERM BOND FUND II^^
Year Ended 8/31/04                            $                         %  $                     %            %                    %
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03                      0.29  $    10.23            1.88%  $        44       0.75%        2.31%                0.96%
-----------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02                 0.36  $    10.33            3.06%  $        70       0.75%        2.66%                1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01                     0.47  $    10.38            9.95%  $        52       0.75%        4.25%                1.15%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00                     0.56  $     9.89            5.27%  $        19       0.75%        5.68%                1.37%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99                     0.46  $     9.94            2.64%  $        22       0.75%        4.58%                1.37%
-----------------------------------------------------------------------------------------------------------------------------------

STRATEGIC INCOME FUND^^
Year Ended 8/31/04                            $                         %  $                     %            %                    %
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03                      0.48  $     8.89            9.77%  $         3       1.25%        5.44%                2.69%
-----------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02                 0.40  $     8.55            1.10%  $         3       1.25%        5.74%                3.13%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01                     0.62  $     8.85            4.73%  $         2       1.25%        6.81%                2.75%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00                     0.79  $     9.05            2.59%  $         2       1.11%        7.84%                2.43%
-----------------------------------------------------------------------------------------------------------------------------------
11/30/98* Through 10/31/99              0.72  $     9.59            3.23%  $         3       0.15%        8.38%                3.59%
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY INCOME FUND^^
Year Ended 8/31/04                            $                         %  $                     %            %                    %
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03                      0.46  $    11.61            2.00%  $        46       0.75%        3.85%                1.31%
-----------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02                 0.37  $    11.83            3.80%  $        44       0.75%        3.87%                1.32%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01                     0.54  $    11.77           14.72%  $        46       0.75%        4.74%+               1.35%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00                     0.68  $    10.77            7.63%  $        41       0.75%        6.45%                1.30%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99                     0.71  $    10.67           (2.41%) $        69       0.75%        6.40%                1.32%
-----------------------------------------------------------------------------------------------------------------------------------

                                     RATIOS/SUPPLEMENTAL DATA:
                                 ----------------------------------
                                  RATIOS TO AVERAGE NET ASSETS: #
                                 ----------------------------------
                                       NET INVESTMENT
                                        INCOME (LOSS)
                                     WITHOUT WAIVERS,     PORTFOLIO
                                       REIMBURSEMENTS      TURNOVER
                                 AND EARNINGS CREDITS      RATE (b)
SHORT TERM BOND FUND II^^
Year Ended 8/31/04                                   %             %
-------------------------------------------------------------------
Year Ended 8/31/03                               2.10%          319%
-------------------------------------------------------------------
11/1/01 Through 8/31/02                          2.41%          192%
-------------------------------------------------------------------
Year Ended 10/31/01                              3.85%          315%
-------------------------------------------------------------------
Year Ended 10/31/00                              5.06%          139%
-------------------------------------------------------------------
Year Ended 10/31/99                              3.96%          302%
-------------------------------------------------------------------

STRATEGIC INCOME FUND^^
Year Ended 8/31/04                                   %             %
-------------------------------------------------------------------
Year Ended 8/31/03                               4.00%          116%
-------------------------------------------------------------------
11/1/01 Through 8/31/02                          3.86%          176%
-------------------------------------------------------------------
Year Ended 10/31/01                              5.31%          174%
-------------------------------------------------------------------
Year Ended 10/31/00                              6.52%          113%
-------------------------------------------------------------------
11/30/98* Through 10/31/99                       4.94%          136%
-------------------------------------------------------------------

U.S. TREASURY INCOME FUND^^
Year Ended 8/31/04                                   %             %
-------------------------------------------------------------------
Year Ended 8/31/03                               3.29%          106%
-------------------------------------------------------------------
11/1/01 Through 8/31/02                          3.30%          228%
-------------------------------------------------------------------
Year Ended 10/31/01                              4.14%+         134%
-------------------------------------------------------------------
Year Ended 10/31/00                              5.90%           29%
-------------------------------------------------------------------
Year Ended 10/31/99                              5.83%           59%
-------------------------------------------------------------------


(b)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  @  Amount rounds to less than one million.
  #  Short periods have been annualized.

CLASS B SHARES


                                                                PER SHARE OPERATING PERFORMANCE:
                               -----------------------------------------------------------------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                           --------------------------------------   ------------------------------------------
                                                           NET GAINS
                                                         (LOSSES) ON
                               NET ASSET          NET     SECURITIES                 DIVIDENDS
                                  VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                               BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                               OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
BOND FUND^^
Year Ended 8/31/04
------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03             $   10.05         0.33          (0.03)        0.30         0.32            0.08            0.40
------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02        $   10.08         0.24           0.03         0.27         0.24            0.06            0.30
------------------------------------------------------------------------------------------------------------------------------
9/10/01** Through 10/31/01     $    9.89         0.06^          0.19         0.25         0.06              --            0.06
------------------------------------------------------------------------------------------------------------------------------

BOND FUND II^^
Year Ended 8/31/04             $
------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03             $   41.30         1.35^         (0.32)        1.03         1.35            0.49            1.84
------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02        $   40.96         1.04^          0.36         1.40         1.06              --            1.06
------------------------------------------------------------------------------------------------------------------------------
3/2/01** Through 10/31/01      $   39.55         1.12           1.41         2.53         1.12              --            1.12
------------------------------------------------------------------------------------------------------------------------------

STRATEGIC INCOME FUND^^
Year Ended 8/31/04             $
------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03             $    8.56         0.44^          0.33         0.77         0.44              --            0.44
------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02        $    8.85         0.38          (0.31)        0.07         0.34            0.02            0.36
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01            $    9.05         0.57          (0.20)        0.37         0.55            0.02            0.57
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00            $    9.59         0.74          (0.53)        0.21         0.74            0.01            0.75
------------------------------------------------------------------------------------------------------------------------------
11/30/98* Through 10/31/99     $   10.00         0.71          (0.41)        0.30         0.71              --            0.71
------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY INCOME FUND^^
Year Ended 8/31/04             $
------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03             $   11.81         0.37          (0.22)        0.15         0.36              --            0.36
------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02        $   11.75         0.28           0.06         0.34         0.28              --            0.28
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01            $   10.75         0.43+          1.01+        1.44         0.44              --            0.44
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00            $   10.67         0.59           0.08         0.67         0.59              --            0.59
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99            $   11.66         0.61          (0.99)       (0.38)        0.61              --            0.61
------------------------------------------------------------------------------------------------------------------------------


  + Restated.
  ^ Calculated based upon average shares outstanding.
 ^^ The fund changed its fiscal year from October 31 to August 31.
  * Commencement of operations.
 ** Commencement of offering of class of shares.
(b) Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  @ Amount rounds to less than one million.

                                        PER SHARE
                                   OPERATING PERFORMANCE:
                                 --------------------------
                                                                              RATIOS/SUPPLEMENTAL DATA:
                                                              ---------------------------------------------------------
                                                                                   RATIOS TO AVERAGE NET ASSETS: #
                                                                            -------------------------------------------
                                                              NET ASSETS,                     NET              EXPENSES
                                  NET ASSET           TOTAL        END OF              INVESTMENT      WITHOUT WAIVERS,
                                 VALUE, END          RETURN        PERIOD        NET       INCOME        REIMBURSEMENTS
                                  OF PERIOD          (1)(b)    (MILLIONS)   EXPENSES       (LOSS)  AND EARNINGS CREDITS
BOND FUND^^
Year Ended 8/31/04
-----------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03               $     9.95            2.94%  $         2       1.50%        3.19%                 2.14%
-----------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $    10.05            2.83%  $         1       1.50%        2.80%                 6.02%
-----------------------------------------------------------------------------------------------------------------------
9/10/01** Through 10/31/01       $    10.08            2.53%  $        --@      1.48%        4.07%                11.25%
-----------------------------------------------------------------------------------------------------------------------

BOND FUND II^^
Year Ended 8/31/04               $                         %  $                     %            %                     %
-----------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03               $    40.49            2.47%  $        15       1.50%        3.24%                 1.67%
-----------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $    41.30            3.52%  $        14       1.50%        3.09%                 1.56%
-----------------------------------------------------------------------------------------------------------------------
3/2/01** Through 10/31/01        $    40.96            6.58%  $         8       1.50%        4.22%                 1.75%
-----------------------------------------------------------------------------------------------------------------------

STRATEGIC INCOME FUND^^
Year Ended 8/31/04               $                         %  $                     %            %                     %
-----------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03               $     8.89            9.11%  $         8       1.75%        4.98%                 3.21%
-----------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $     8.56            0.76%  $         7       1.75%        5.28%                 3.63%
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01              $     8.85            4.20%  $         8       1.75%        6.35%                 3.25%
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00              $     9.05            2.17%  $         8       1.53%        7.42%                 3.06%
-----------------------------------------------------------------------------------------------------------------------
11/30/98* Through 10/31/99       $     9.59            3.13%  $         5       0.17%        8.40%                 3.98%
-----------------------------------------------------------------------------------------------------------------------

U.S. TREASURY INCOME FUND^^
Year Ended 8/31/04               $                         %  $                     %            %                     %
-----------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03               $    11.60            1.19%  $        20       1.64%        2.96%                 1.80%
-----------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $    11.81            3.04%  $        21       1.64%        2.99%                 1.82%
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01              $    11.75           13.74%  $        20       1.64%        3.84%+                1.85%
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00              $    10.75            6.49%  $        16       1.64%        5.56%                 1.80%
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99              $    10.67           (3.27%) $        16       1.64%        5.51%                 1.82%
-----------------------------------------------------------------------------------------------------------------------

                                     RATIOS/SUPPLEMENTAL DATA:
                                 ----------------------------------
                                  RATIOS TO AVERAGE NET ASSETS: #
                                 ----------------------------------
                                       NET INVESTMENT
                                        INCOME (LOSS)
                                     WITHOUT WAIVERS,     PORTFOLIO
                                       REIMBURSEMENTS      TURNOVER
                                 AND EARNINGS CREDITS      RATE (b)
BOND FUND^^
Year Ended 8/31/04
-------------------------------------------------------------------
Year Ended 8/31/03                               2.55%          679%
-------------------------------------------------------------------
11/1/01 Through 8/31/02                         (1.72%)         572%
-------------------------------------------------------------------
9/10/01** Through 10/31/01                      (5.70%)         423%(2)
-------------------------------------------------------------------

BOND FUND II^^
Year Ended 8/31/04                                   %             %
-------------------------------------------------------------------
Year Ended 8/31/03                               3.07%          806%
-------------------------------------------------------------------
11/1/01 Through 8/31/02                          3.03%          496%
-------------------------------------------------------------------
3/2/01** Through 10/31/01                        3.97%          319%
-------------------------------------------------------------------

STRATEGIC INCOME FUND^^
Year Ended 8/31/04                                   %             %
-------------------------------------------------------------------
Year Ended 8/31/03                               3.52%          116%
-------------------------------------------------------------------
11/1/01 Through 8/31/02                          3.40%          176%
-------------------------------------------------------------------
Year Ended 10/31/01                              4.85%          174%
-------------------------------------------------------------------
Year Ended 10/31/00                              5.89%          113%
-------------------------------------------------------------------
11/30/98* Through 10/31/99                       4.59%          136%
-------------------------------------------------------------------

U.S. TREASURY INCOME FUND^^
Year Ended 8/31/04                                   %             %
-------------------------------------------------------------------
Year Ended 8/31/03                               2.80%          106%
-------------------------------------------------------------------
11/1/01 Through 8/31/02                          2.81%          228%
-------------------------------------------------------------------
Year Ended 10/31/01                              3.63%+         134%
-------------------------------------------------------------------
Year Ended 10/31/00                              5.40%           29%
-------------------------------------------------------------------
Year Ended 10/31/99                              5.33%           59%
-------------------------------------------------------------------


  # Short periods have been annualized.
(1) Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.
(2) Percentages prior to 9/10/01 reflect the portfolio turnover of The Short-Term Bond Portfolio, in which the Fund invested all of its investable assets.

CLASS C SHARES


                                                                PER SHARE OPERATING PERFORMANCE:
                               -----------------------------------------------------------------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                           --------------------------------------   ------------------------------------------
                                                           NET GAINS
                                                         (LOSSES) ON
                               NET ASSET          NET     SECURITIES                 DIVIDENDS
                                  VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                               BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                               OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
BOND FUND^^
Year Ended 8/31/04             $
------------------------------------------------------------------------------------------------------------------------------
3/31/03** Through 8/31/03      $   10.22         0.14          (0.21)       (0.07)        0.14              --            0.14
------------------------------------------------------------------------------------------------------------------------------

STRATEGIC INCOME FUND^^
Year Ended 8/31/04             $
------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03             $    8.56         0.44^          0.33         0.77         0.44              --            0.44
------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02        $    8.85         0.38          (0.31)        0.07         0.34            0.02            0.36
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01            $    9.05         0.57          (0.20)        0.37         0.55            0.02            0.57
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00            $    9.59         0.74          (0.53)        0.21         0.74            0.01            0.75
------------------------------------------------------------------------------------------------------------------------------
11/30/98* Through 10/31/99     $   10.00         0.71          (0.41)        0.30         0.71              --            0.71
------------------------------------------------------------------------------------------------------------------------------


  ^  Calculated based upon average shares outstanding.
 ^^  The fund changed its fiscal year from October 31 to August 31.
  *  Commencement of operations.
 **  Commencement of offering of class of shares.
(b)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

                                        PER SHARE
                                   OPERATING PERFORMANCE:
                                 --------------------------
                                                                              RATIOS/SUPPLEMENTAL DATA:
                                                              ---------------------------------------------------------
                                                                                   RATIOS TO AVERAGE NET ASSETS: #
                                                                            -------------------------------------------
                                                              NET ASSETS,                     NET              EXPENSES
                                  NET ASSET           TOTAL        END OF              INVESTMENT      WITHOUT WAIVERS,
                                 VALUE, END          RETURN        PERIOD        NET       INCOME        REIMBURSEMENTS
                                  OF PERIOD          (1)(b)    (MILLIONS)   EXPENSES       (LOSS)  AND EARNINGS CREDITS
BOND FUND^^
Year Ended 8/31/04               $                         %  $                     %            %                     %
-----------------------------------------------------------------------------------------------------------------------
3/31/03** Through 8/31/03        $    10.01           (0.69%) $        --@      1.50%        3.02%                 1.78%
-----------------------------------------------------------------------------------------------------------------------

STRATEGIC INCOME FUND^^
Year Ended 8/31/04               $                         %  $                     %            %                     %
-----------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03               $     8.89            9.10%  $         4       1.75%        4.93%                 3.20%
-----------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $     8.56            0.78%  $         3       1.75%        5.24%                 3.63%
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01              $     8.85            4.21%  $         3       1.75%        6.33%                 3.25%
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00              $     9.05            2.15%  $         2       1.49%        7.46%                 2.89%
-----------------------------------------------------------------------------------------------------------------------
11/30/98* Through 10/31/99       $     9.59            3.12%  $         4       0.17%        8.40%                 3.98%
-----------------------------------------------------------------------------------------------------------------------

                                     RATIOS/SUPPLEMENTAL DATA:
                                 ----------------------------------
                                  RATIOS TO AVERAGE NET ASSETS: #
                                 ----------------------------------
                                       NET INVESTMENT
                                        INCOME (LOSS)
                                     WITHOUT WAIVERS,     PORTFOLIO
                                       REIMBURSEMENTS      TURNOVER
                                 AND EARNINGS CREDITS      RATE (b)
BOND FUND^^
Year Ended 8/31/04                                   %             %
-------------------------------------------------------------------
3/31/03** Through 8/31/03                        2.74%          679%
-------------------------------------------------------------------

STRATEGIC INCOME FUND^^
Year Ended 8/31/04                                   %             %
-------------------------------------------------------------------
Year Ended 8/31/03                               3.48%          116%
-------------------------------------------------------------------
11/1/01 Through 8/31/02                          3.36%          176%
-------------------------------------------------------------------
Year Ended 10/31/01                              4.83%          174%
-------------------------------------------------------------------
Year Ended 10/31/00                              6.06%          113%
-------------------------------------------------------------------
11/30/98* Through 10/31/99                       4.59%          136%
-------------------------------------------------------------------


@ Amount rounds to less than one million.
# Short periods have been annualized.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:


JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


If you buy shares through an institution Please contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Funds' Investment Company Act File Nos. are:

Bond Fund                           811-07342
Bond Fund II                        811-07843
Global Strategic Income Fund        811-07342
Short Term Bond Fund                811-07342
Short Term Bond Fund II             811-05151
Strategic Income Fund               811-05151
U.S. Treasury Income Fund           811-05151


(C) J.P. Morgan Chase & Co. All Rights Reserved. December 2004

PR-INCABC-

JPMORGAN FUNDS


PROSPECTUS DECEMBER 27 2004


JPMORGAN INCOME FUNDS
SELECT CLASS SHARES

BOND FUND
BOND FUND II
FLEMING EMERGING MARKETS DEBT FUND
GLOBAL STRATEGIC INCOME FUND
SHORT TERM BOND FUND
SHORT TERM BOND FUND II
U.S. TREASURY INCOME FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Bond Fund                                          1

Bond Fund II                                       7

Fleming Emerging Markets Debt Fund                13

Global Strategic Income Fund                      18

Short Term Bond Fund                              24

Short Term Bond Fund II                           30

U.S. Treasury Income Fund                         36

The Funds' Management and Administration          41

How to Do Business with the Funds                 43

   Purchasing Fund Shares                         43

   Shareholder Servicing Fees                     46

   Exchanging Fund Shares                         46

   Redeeming Fund Shares                          47

Shareholder Information                           49

   Distributions and Taxes                        49

   Availability of Proxy Voting Record            49

   Portfolio Holdings Disclosure                  50

Investments                                       66

Risk and Reward Elements                          68

Financial Highlights                              72

How To Reach Us                           BACK COVER

JPMORGAN BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages - .


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. "Assets" means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Lehman Aggregate Bond Index (currently about four years).

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Up to 25% of Assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.


At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. No more than 25% of Assets may be invested in securities rated B or BB (junk bonds). It also may invest in securities that are unrated but are deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed-income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.


Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Intermediate Investment Grade Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,(1)

1994    -2.97%
1995    18.17%
1996     3.13%
1997     9.13%
1998     7.36%
1999    -0.73%
2000    10.62%
2001     7.23%
2002     8.67%
2003     4.20%

BEST QUARTER 2nd quarter, 1995      6.25%

WORST QUARTER 2nd quarter, 1994    -2.39%


The Fund's year-to-date total return as of 9/30/04 was 3.52%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were introduced on 9/10/01 is based on the performance of a former feeder that was merged out of existence (whose investment program was identical to and whose expenses were substantially similar to those of the Select Class Shares) from 1/1/94 through 9/10/01.


(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                              PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                  4.20           5.92            6.33

Return After Taxes on Distributions                                  1.95           3.65            3.86

Return After Taxes on Distributions and Sale of Fund Shares          2.97           3.67            3.86

LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                 4.11           6.62            6.95

LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                   5.38           6.23            6.41


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* See footnote on previous page.

^ Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                             0.30
DISTRIBUTION (RULE 12b-1) FEES              NONE
SHAREHOLDER SERVICE FEES                    0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                             0.69


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.69% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.69% of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." The net expenses are not expected to exceed 0.69% for the Select Class Shares due to contractual caps on other classes of shares which require Fund level subsidies. This arrangement may end when these Fund level subsidies are no longer required. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS    5 YEARS   10 YEARS
------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN BOND FUND II

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages ____.


THE FUND'S OBJECTIVE
The Fund seeks to provide as high a level of income as is consistent with reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in investment grade bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its assets in debt securities rated at least "A" or the equivalent from Moody's, S&P, Fitch or another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

The Fund's Board of Trustees may change any of these investment policies (except for its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's performance will depend on the credit quality of its investments. Securities in the ratings categories Baa3 by Moody's or BBB- by S&P or the equivalent by another national rating organization may have fewer protective provisions and are generally more risky than higher-rated investment grade securities.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-   want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-   are investing for aggressive long-term growth

-   require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Corporate Debt A-Rated Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,(1)

1994    -3.83%
1995    18.51%
1996     3.20%
1997     8.81%
1998     7.94%
1999    -1.05%
2000    10.08%
2001     7.53%
2002     9.72%
2003     3.64%


BEST QUARTER 2nd quarter, 1995     5.86%

WORST QUARTER 2nd quarter, 1994   -2.76%



The Fund's year-to-date total return as of 9/30/04 was 3.07%.


* On 1/1/97, the Fund received the assets of three common trust funds which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                               PAST 1 YEAR     PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                   3.64             5.90            6.29

Return After Taxes on Distributions                                   1.99             3.74             N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares           2.43             3.69             N/A(1)

LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                  4.11             6.62            6.95

LIPPER CORPORATE DEBT A-RATED FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                    5.00             5.83            6.22


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                             0.30
DISTRIBUTION (RULE 12b-1) FEES              NONE
SHAREHOLDER SERVICE FEES                    0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                             0.60


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.60% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.60% of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS    5 YEARS   10 YEARS
------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         61

JPMORGAN FLEMING EMERGING MARKETS DEBT FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages ____.


THE FUND'S OBJECTIVE
The Fund's goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

THE FUND'S MAIN INVESMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund's duration will generally be similar to that of the Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade are sometimes called junk bonds (or the unrated equivalent).


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment goal.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser analyzes both global and country specific factors to determine the ability of an emerging market country or investment to pay its debts.

The main solvency factors that the adviser focuses on to determine the long-term fundamentals of each country in which the Fund invests are its fiscal and monetary policy, macro and microeconomic environment and sociopolitical climate. Once these factors are analyzed, the portfolio construction process focuses on overall country exposure based upon the solvency factors and valuations available in the market, exposure to common global economic factors and security selection relative to the Fund's benchmark. The adviser uses security selection to manage the portfolio's credit quality, yield and duration exposure.

The adviser relies on the insights of different specialists, including macroeconomists, quantitative researchers and dedicated fixed income traders to make buy and sell decisions according to the Fund's objective and strategy.

For securities held by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration is generally shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the Fund's benchmark, although it can deviate based on the adviser's views.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

Furthermore, since securities in which the Fund invests combine the risks of emerging markets and low credit quality, its performance is likely to be more volatile than that of other income funds. These risks and fund volatility are likely to be compounded when the Fund concentrates its investments in a small number of countries.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-   want an investment that pays monthly dividends

-   want to add a non-U.S. investment to further diversify a portfolio

The Fund is NOT designed for investors who:

-   are investing for aggressive long-term growth

-   require stability of principal

- are not prepared to accept a higher degree of risk than most traditional bond funds

-   are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last six calendar years. This provides some indication of the risks of investing in the Fund. The table shows average annual total returns for the past one year, five years and the life of the Fund. It compares the Fund's performance to the Emerging Markets Bond Index Global, a broad-based securities market index, and the Lipper Emerging Markets Debt Funds Index, a broad-based index.


The Fund's past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,(1)

1998    -15.93%
1999     25.97%
2000     15.23%
2001      4.77%
2002     11.44%
2003     29.53%


BEST QUARTER 4th quarter 2002     14.77%

WORST QUARTER 3rd quarter 1998   -21.73%



The Fund's year-to-date total return as of 9/30/04 was 6.63%.



* Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, the Fund's existing share class was renamed "Select."

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,1



                                                               PAST 1 YEAR     PAST 5 YEARS    LIFE OF FUND
-----------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                   29.53           17.03           10.42

Return After Taxes on Distributions                                   25.93           12.52            6.03

Return After Taxes on Distributions and Sale of Fund Shares           18.96           11.76            5.96

EMERGING MARKETS BOND INDEX GLOBAL
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                  25.68           15.40           10.50

LIPPER EMERGING MARKETS DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                    30.97           17.78            9.69


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) The Fund commenced operations on 4/17/97. Performance for the benchmarks is from 4/30/97.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

ANNUAL FUND OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                             0.70
DISTRIBUTION (RULE 12b-1) FEES              NONE
SHAREHOLDER SERVICE FEES                    0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                             1.25


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) an agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25% of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS". In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS    5 YEARS   10 YEARS
------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       127

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages - .


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securites rated below investment grade are sometimes called junk bonds.

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

-   12% international non-dollar (range 0-25%)

-   35% public/private mortgages (range 20-45%)

-   23% public/private corporates (range 5-25%)

-   15% emerging markets (range 0-25%)

-   15% high yield corporates (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting the Fund's investments in different sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Since securities in which the Fund invests combine the risks of emerging markets and low credit quality, the Fund's performance is likely to be more volatile than that of most income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund

-   want an investment that pays monthly dividends

-   want to add a non-U.S. investment to further diversify a portfolio.

The Fund is NOT designed for investors who:

-   are investing for aggressive long-term growth

-   have a short-term investment horizon

-   are adverse to below investment grade securities

-   require stability of principal

-   are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,(1)

1998    2.31%
1999    2.08%
2000    7.55%
2001    3.77%
2002    4.47%
2003    8.68%

BEST QUARTER 4th quarter, 2002     3.82%

WORST QUARTER 3rd quarter, 1994   -1.58%


The Fund's year-to-date total return as of 9/30/04 was 4.13%.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance before the Select Class Shares were introduced on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were substantially similar to those of Select Class Shares) from 11/5/97 to 9/10/01. Returns for the period from 3/17/97 to 11/5/97 reflect the performance of the Fund's Institutional Class Shares. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than the Institutional Class Shares.


(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                               PAST 1 YEAR     PAST 5 YEARS   LIFE OF FUND
-----------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                    8.68            5.28             5.45

Return After Taxes on Distributions                                    6.85            2.54             2.73

Return After Taxes on Distributions and Sale of Fund Shares            5.60            2.76             2.92

LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   4.11            6.62            7.72

LIPPER MULTI-SECTOR INCOME FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                    16.16            5.18            5.31


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) The Fund commenced operations on 3/17/97. Performance for the benchmarks is from 3/31/97.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                             0.45
DISTRIBUTION (RULE 12b-1) FEES              NONE
SHAREHOLDER SERVICE FEES                    0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                             1.00


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS    5 YEARS   10 YEARS
------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages _____.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.


At least 90% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, including at least 75% A or better. No more than 10% of Assets may be invested in securities rated B or BB (junk bonds). It may also invest in unrated securities deemed by the adviser, JPMIM, to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three- step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for Investors who:

-   want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-   want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-   are investing for aggressive long-term growth

-   require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,(1)


1994     0.11%
1995    10.58%
1996     4.94%
1997     6.14%
1998     6.84%
1999     2.81%
2000     7.03%
2001     7.20%
2002     5.40%
2003     1.53%



BEST QUARTER 2nd quarter, 1995     3.41%

WORST QUARTER 1st quarter, 1994   -0.54%



The Fund's year-to-date total return as of 9/30/04 was 1.20%

* Prior to a merger effective 9/07/01 the Fund operated in a master-feeder structure. The Fund's performance before Select Class Shares were introduced on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program is identical to, and whose expenses are substantially similar to those of Select Class Shares) for the period from 1/1/94 to 9/10/01.


(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                               PAST 1 YEAR     PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                    1.53            4.77            5.22

Return After Taxes on Distributions                                    0.67            2.90            3.12

Return After Taxes on Distributions and Sale of Fund Shares            0.99            2.91            3.13

MERRILL LYNCH 1-3 YEAR TREASURY INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   1.90            5.37            5.68

LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     2.64            4.95            5.19


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                             0.25
DISTRIBUTION (RULE 12b-1) FEES              NONE
SHAREHOLDER SERVICE FEES                    0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                             0.60

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) an agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.60% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.60% of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS    5 YEARS   10 YEARS
------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN SHORT TERM BOND FUND II

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages ____.


THE FUND'S OBJECTIVE
The Fund seeks a high level of income, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


Substantially all of the Fund's investments will be rated investment grade, by Moody's, S&P, Fitch or the equivalent by another national rating organization, or unrated but deemed by the adviser, JPMIM, to be of comparable quality.


The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may not invest in equity securities or securities of other investment companies (with the exception of shares of money market funds).

The Fund's Board of Trustees may change any of these investment policies (but not its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can also be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-   want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-   are investing for aggressive long-term growth

-   require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman 1-3 Year U.S. Government Bond Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS(1)

1994    2.38%
1995    8.22%
1996    5.62%
1997    6.13%
1998    5.59%
1999    3.11%
2000    7.52%
2001    7.24%
2002    5.42%
2003    1.52%


BEST QUARTER 3rd quarter, 2001     3.07%

WORST QUARTER 4th quarter, 2003   -0.24%



The Fund's year-to-date total return as of 9/30/04 was 1.16%.



(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR THE PERIODS ENDED DECEMBER 31, 2003



                                                               PAST 1 YEAR     PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                    1.52            4.94            5.25

Return After Taxes on Distributions                                    0.64            3.15            3.24

Return After Taxes on Distributions and Sale of Fund Shares            0.98            3.11            3.21

LEHMAN 1-3 YEAR U.S. GOV'T BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   2.02            5.51            5.73

LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     2.64            4.95            5.19


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                             0.25
DISTRIBUTION (RULE 12b-1) FEES              NONE
SHAREHOLDER SERVICE FEES                    0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                             0.50


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Fund's Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual cost may be higher of lower.


                                1 YEAR     3 YEARS    5 YEARS   10 YEARS
------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        51

JPMORGAN U.S. TREASURY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages ____.


THE FUND'S OBJECTIVE
The Fund seeks to provide investors with monthlydividends while still protecting the value of their investment.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in:

-   debt securities issued by the U.S. Treasury, and

- repurchase agreements in which the Fund receives U.S. Treasury securities as collateral.

"Assets" means net assets, plus the amount of borrowings for investment purposes.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser, JPMIM, will manage the Fund's duration according to changes in the market.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting the Fund's investments in different sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the level and direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States, unlike U.S. Treasury securities, and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds and typical bond funds but generally less than that of stock funds

-   want an investment that pays monthly dividends

-   are pursuing a goal of total return

The Fund is NOT designed for investors who:

-   are investing for aggressive long-term growth

-   require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman U.S. Government Bond Index, a broad-based securities market index, and the Lipper General U.S. Treasury Funds Average, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,(1)

1994    -4.46%
1995    17.53%
1996     1.26%
1997     8.34%
1998     8.78%
1999    -2.96%
2000    12.61%
2001     5.98%
2002    11.64%
2003    1.92%

BEST QUARTER 3rd quarter, 2002    7.03%

WORST QUARTER 1st quarter, 1994  -2.98%


The Fund's year-to-date total return as of 9/30/04 was 2.60%


* The performance figures shown in the table for the period before the Select Class Shares were launched on 2/16/01, and the performance in the bar chart prior to 1/1/02, are based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWN PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                               PAST 1 YEAR     PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                    1.92            5.71             5.87

Return After Taxes on Distribution                                     0.53            3.66             3.57

Return After Taxes on Distributions and Sale of Fund Shares            1.24            3.58             3.54

LEHMAN U.S. GOV'T BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   2.37            6.26             6.72

LIPPER GENERAL U.S. TREASURY FUNDS AVERAGE
(REFLECTS NO DEDUCTION FOR TAXES)^                                     1.74            5.38             5.69


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                             0.30
DISTRIBUTION (RULE 12b-1) FEES              NONE
SHAREHOLDER SERVICE FEES                    0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                             0.55

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) an agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.55% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.55% of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS    5 YEARS   10 YEARS
------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        56

THE FUNDS' MANAGEMENT AND ADMINISTRATION


Bond Fund, Global Strategic Income Fund and Short Term Bond Fund are series of J.P. Morgan Institutional Funds. The Fleming Emerging Markets Debt Fund is a series of J.P. Morgan Funds. Bond Fund II is a series of J.P. Morgan Mutual Fund Select Group. U.S. Treasury Income Fund and Short Term Bond Fund II are series of J.P. Morgan Mutual Fund Group. Each of J.P. Morgan Institutional Funds, J.P. Morgan Funds, J.P. Morgan Mutual Fund Select Group and J.P. Morgan Mutual Fund Group is a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities. Certain changes to the organization of these trusts are being proposed for shareholder approval. For information about these proposed changes, see "Future Changes to Certain Information Concerning the Funds" below.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-348-4782 to obtain more information concerning all of the Funds' share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                               %
BOND FUND                                       0.30

BOND FUND II                                    0.30

FLEMING EMERGING MARKETS DEBT FUND              0.60

GLOBAL STRATEGIC INCOME FUND                    0.16

SHORT TERM BOND FUND                            0.22

SHORT TERM BOND FUND II                         0.25

U.S. TREASURY INCOME FUND                       0.26


THE PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM.


FUND MANAGER COMPENSATION
All of the portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage.


THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

Through February 18, 2005, JPMorgan Chase, NA (JPMorgan Chase Bank) Bank will provide administrative services and oversee each Fund's other service providers. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' administrator and will provide administrative services and oversee each Fund's other service providers. The Funds' administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.


Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' shareholder servicing agent. For more information regarding the transitions of the administrator and the shareholder servicing agent, read "Future Changes to Certain Information Concerning the Funds" below.


THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (Distributor) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the distributor for the Funds.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee, any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your investment representative (Financial Intermediary). Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will typically be held for you by the Financial Intermediary; and

-   Directly from the Funds through the JPMorgan Funds Service Center.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or an authorized agent of the Fund before 4:00 p.m. Eastern Time (ET) will be effective that day. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund (Short-Term Bond Funds) and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Investors must buy a minimum $1,000,000 worth of Select Class Shares in a Fund to open an account. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of the JPMorgan Funds without regard to this minimum.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-348-4782.

If you are purchasing shares directly from the Funds, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you choose to pay by wire, please call 1-800-348-4782 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, NA

ATTN:_____________________________
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ Corporation)

Make your check out to JPMORGAN FUNDS in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party checks" and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- How do I redeem shares?"

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Funds Service

Center does not receive payment by 4:00 p.m. ET on the settlement date.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

If you have any questions, contact your Financial Intermediary or call 1-800-348-4782.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, NA
ATTN:_____________________________
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ Corporation)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

SHAREHOLDER SERVICING FEES
JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. Any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at its or their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Beginning 15 days after you buy your shares, you may exchange your shares for shares of the same class of certain other JPMorgan Funds.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-348-4782.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

-   The Fund receives the request by 4:00 p.m. ET.

-   You have contacted your Financial Intermediary, if necessary.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business.

Redemption requests received by a Fund or an authorized agent of a Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

All required documentation in the proper form must accompany a redemption request. The Funds may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

Unless you indicated otherwise on your Account Application, you may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares. You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address or payee of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Funds.

You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described.

WHAT WILL MY SHARES BE WORTH?
If the Fund or an authorized agent of the Fund receives your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption request is received.

CAN I REDEEM BY TELEPHONE?
Yes, unless you indicated otherwise on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV per share. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

The Statement of Additional Information offers more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION


DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Bond Fund, Bond Fund II, Fleming Emerging Markets Debt Fund, Global Strategic Income Fund, U.S. Treasury Income Fund and Short Term Bond Fund declare ordinary income dividends daily and pay them monthly. Short Term Bond Fund II declares and pays ordinary income dividends monthly. Effective from and after January 1, 2005, each Fund will generally declare dividends on the last business day of each month and pay such dividends on the first business day of the following month. Each of the Funds makes net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.


You have three options for your distributions. You may:

-   reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Funds' top ten holdings as of the last day of each month and each calendar quarter are posted on its website at www.jpmorganfunds.com, 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-348-4782.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS

On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (BOIA), One Group Dealer Services, Inc. (Distributor), and One Group Administrative Services, Inc. (OGA) merged into JPMorgan Chase & Co. BOIA, the Distributor and OGA are the investment adviser, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date BOIA, OGA and the Distributor became affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. At Board meetings held in June and July 2004, BOIA, OGA, JPMIM and JPMorgan Chase Bank discussed various aspects of the proposed integration plan with the Board of Trustees of One Group Mutual Funds and the Board of Directors and Boards of Trustees, as applicable (Boards), of the JPMorgan Funds, respectively. At meetings held in August 2004, BOIA and OGA made proposals to the Board of Trustees of One Group Mutual Funds and JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve those goals. BOIA and JPMIM, however, will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds, and on August 19, 2004, the Boards of the JPMorgan Funds, approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and single form of declaration of trust; (iv) electing a single board of trustees and senior officers; (v) proposing certain changes to fundamental investment policies of some of the JPMorgan Funds and all of the One Group Funds; (vi) engaging a common set of service providers; and (vii) conforming redemption fee practices.

- COMMON FEE STRUCTURE: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved a series of proposals designed to facilitate the integration of One Group Mutual Funds with the JPMorgan Funds into an integrated fund complex in which all of the Funds have a common pricing structure. The pricing changes, which go into effect on February 19, 2005 unless specifically indicated otherwise below include the following:

    - Lowering the investment advisory fees applicable to many of the One Group Funds and all of the JPMorgan money market funds. Some of these lower advisory fees for certain of the One Group Funds, which will go into effect prior to February 19, 2005, are also the result of the commitments made by BOIA to reduce its management fees for certain One Group Funds in the settlement agreement with the New York Attorney General;

    - Lowering the fees payable to the Distributor under Distribution and Shareholder Services Plans with respect to the Class A, Class B and Class C shares of the One Group Funds such that the Rule 12b-1 fee applicable to Class A shares is lowered from 0.35% of average daily net assets of the Class A shares to 0.25% of average daily net assets of the Class A shares and the Rule 12b-1 fee applicable to Class B and C shares is lowered from 1.00% of the average daily net assets of the Class B and C shares to 0.75% of average daily net assets of the Class B and C shares. At the same time, shareholder servicing activities will be removed from each of those Distribution and Shareholder Services Plans;

    - Eliminating the current Shareholder Services Plan that applies with respect to the Administrative Class and Class S shares of the One Group Funds and replacing it with a non-Rule 12b-1 shareholder servicing fee paid pursuant to a Shareholder Services Agreement with One Group Dealer Services, Inc.;

    - With regard to One Group Mutual Funds, imposing a separate non-Rule 12b-1 shareholder servicing fee, paid pursuant to a Shareholder Servicing Agreement with One Group Dealer Services, Inc., at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares;

    - With regard to the JPMorgan Funds, increasing the existing shareholder services fees by 0.05% with respect to each of the following classes of shares of the JPMorgan money market funds: Agency, Cash Management, Premier and Reserve;

    - With regard to the Class A shares of the JPMorgan Funds, adopting the initial sales charge schedule currently in effect for the One Group Funds. This will generally mean that the initial sales charge on Class A shares of the JPMorgan Funds will be decreasing. For example, on JPMorgan equity funds, the initial sales charge will be decreasing from 5.75% of the offering price to 5.25% of the offering price;

    - Lowering the administration fee applicable to One Group Mutual Funds by adopting the complex-wide fee structures for administration services currently utilized by the JPMorgan Funds. Since both the One Group Funds and the JPMorgan Funds will be applying the complex-wide fee structures, the administration fees applicable to the JPMorgan Funds will be lower as well; and

    - Charging custody, fund accounting and transfer agency fees to both the One Group Mutual Funds and the JPMorgan Funds pursuant to a common fee schedule.

BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of each class of shares of One Group Mutual Funds and the JPMorgan Funds, as needed, in order to assure that, for the Acquired Funds listed in the table below, the Net Expense level for the Funds following the mergers is at least as low as the Net Expense level currently in effect, if not lower, with the few exceptions discussed here. The Net Expense level for shares of the JPMorgan Liquid Assets Money Market Fund will be equal to, or lower than in the case of the Institutional Class shares, the contractual expense limitation currently in effect, although it will be higher than the net expenses as a result of voluntary fee waivers and reimbursements currently being made by JPMIM. The Net Expense level for the Agency class shares of JPMorgan Treasury Plus Money Market Fund and the Select class shares of JPMorgan Prime Money Market Fund will be increasing by 0.01% and the Net Expense level for the Class S shares of One Group Institutional Prime Money Market Fund will be increasing by 0.04%. The Net Expense levels for all other Funds will be the same or lower than the contractual caps currently in effect. Although gross expense levels (i.e., expenses before waivers or reimbursements) for certain classes of certain Funds may increase as a result of these changes, the contractual fee waivers or reductions and expense reimbursements will continue in effect for at least one year from February 18, 2005.

- Elimination of Overlapping or Duplicative Product Offerings: As part of the plan to integrate the two fund complexes, BOIA and JPMIM undertook a review of their various product offerings to determine whether there would be any overlapping or duplicative product offerings following the integration of the two fund complexes. At the Board meetings held August 12, 2004 and August 19, 2004, BOIA and JPMIM each recommended a series of individual fund mergers. After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed merger transaction were compatible, (2) each of the proposed mergers would be in the best interests of each affected Fund and its shareholders, and (3) each of the proposed mergers would not result in the dilution of the interests of the Funds or their shareholders, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved the following merger transactions:



ACQUIRED FUNDS                                      ACQUIRING FUNDS
JPMorgan Bond                  MERGES WITH          One Group Bond Fund
Fund II (a series of             AND INTO           (a series of One
J.P. Morgan Mutual                                  Group Mutual Funds)
Fund Select Group)

JPMorgan Equity                MERGES WITH          One Group Large Cap
Growth Fund (a                  AND INTO            Growth Fund (a series
series of J.P. Morgan                               of One Group Mutual
Mutual Fund                                         Funds)
Investment Trust)

JPMorgan Equity                MERGES WITH          One Group Equity
Income Fund (a                  AND INTO            Income Fund (a series
series of J.P. Morgan                               of One Group Mutual
Mutual Fund                                         Funds)
Investment Trust)

JPMorgan Global 50             MERGES WITH          JPMorgan Fleming
Fund (a series of               AND INTO            International
J.P. Morgan Series                                  Opportunities Fund (a
Trust)                                              series of J.P. Morgan
                                                    Institutional Funds)

JPMorgan Liquid                MERGES WITH          One Group Prime
Assets Money Market              AND INTO           Money Market Fund
Fund (a series of                                   (a series of One
J.P. Morgan Mutual                                  Group Mutual Funds)
Fund Trust)

JPMorgan Strategic             MERGES WITH          JPMorgan Global
Income Fund (a                   AND INTO           Strategic Income
series of J.P. Morgan                               Fund (a series of
Mutual Fund Group)                                  J.P. Morgan
                                                    Institutional Funds)

JPMorgan Tax Free              MERGES WITH          One Group Tax-Free
Income Fund (a                   AND INTO           Bond Fund (a series
series of J.P. Morgan                               of One Group Mutual
Mutual Fund Select                                  Funds)
Trust)

JPMorgan Treasury              MERGES WITH          One Group U.S.
Plus Money Market               AND INTO            Treasury Securities
Fund (a series of                                   Money Market Fund
J.P. Morgan Mutual                                  (a series of One
Fund Trust)                                         Group Mutual Funds)

JPMorgan U.S.                  MERGE WITH           One Group
Government Money Market         AND INTO            Government Money
Fund (a series of                                   Market Fund (a series
J.P. Morgan Mutual                                  of One Group
Fund Trust)                                         Mutual Funds)
One Group U.S.
Government
Securities Money
Market Fund (a
series of One
Group Mutual Funds)

JPMorgan U.S.                  MERGE WITH           One Group Small Cap
Small Company                   AND INTO            Growth Fund
Opportunities Fund                                  (a series of One
(a series of                                        Group Mutual Funds)
J.P. Morgan Funds)
JPMorgan Small Cap
Growth Fund (a
series of J.P. Morgan
Fleming Mutual
Fund Group, Inc.)

JPMorgan U.S.                  MERGES WITH          One Group
Treasury Income                 AND INTO            Government Bond
Fund (a series of                                   Fund (a series of
J.P. Morgan Mutual                                  One Group Mutual
Fund Group)                                         Funds)

One Group Balanced             MERGES WITH          JPMorgan Diversified
Fund (a series of                AND INTO           Fund (a series of
One Group Mutual                                    J.P. Morgan
Funds)                                              Institutional Funds)

One Group                      MERGES WITH          JPMorgan U.S. Equity
Diversified Equity              AND INTO            Fund (a series of
Fund (a series of One                               J.P. Morgan
Group Mutual Funds)                                 Institutional Funds)

One Group                      MERGES WITH          JPMorgan Fleming
Diversified                     AND INTO            International Equity
International Fund                                  Fund (a series of
(a series of One                                    J.P. Morgan Mutual
Group Mutual Funds)                                 Fund Select Group)

One Group Health               MERGES WITH          JPMorgan Global
Sciences Fund                   AND INTO            Healthcare Fund (a
(a series of One                                    series of J.P. Morgan
Group Mutual Funds)                                 Series Trust)

ACQUIRED FUNDS                                      ACQUIRING FUNDS
One Group                      MERGES WITH          JPMorgan Prime
Institutional Prime             AND INTO            Money Market
Money Market Fund                                   Fund (a series of
(a series of One                                    J.P. Morgan Mutual
Group Mutual Funds)                                 Fund Trust)

One Group                      MERGES WITH          JPMorgan
Intermediate Tax-               AND INTO            Intermediate Tax Free
Free Bond Fund (a                                   Income Fund (a series
series of One Group                                 of J.P. Morgan
Mutual Funds)                                       Mutual Fund Select Trust)

One Group Treasury             MERGES WITH          JPMorgan 100%
Only Money Market               AND INTO            U.S. Treasury
Fund (a series of                                   Securities Money
One Group Mutual                                    Market Fund (a series
Funds)                                              of J.P. Morgan Mutual
                                                    Fund Trust)



Each of the individual merger transactions above is subject to the approval of shareholders of the Acquired Fund at a shareholder meeting scheduled to be held on January 20, 2005. Each of the mergers listed above, if approved by shareholders, is expected to close on February 18, 2005, or such later date as the parties to each such transaction shall agree.

In the case of each merger listed above, if such merger is approved by the shareholders of the Acquired Fund, each Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of the net assets of each Acquired Fund being transferred. Following the transfer, each shareholder of the Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of that shareholder's Acquired Fund shares. The closing of each merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

- REDOMICILIATION AS A DELAWARE STATUTORY TRUST: On August 12, 2004, the Board of One Group Mutual Funds approved the reorganization and redomiciliation of One Group Mutual Funds into a Delaware statutory trust to be known as JPMorgan Trust II. On August 19, 2004, the Boards of the JPMorgan Funds approved the reorganization and redomiciliation of the JPMorgan Funds into a Delaware statutory trust to be known as JPMorgan Trust I. Each of these Board approvals is subject to the approval of the reorganization and redomiciliation transaction by shareholders of the affected Funds at shareholder meetings scheduled to be held on January 20, 2005. If approved, the reorganization and redomiciliation transactions are expected to close on or about February 19, 2005.

- ELECTION OF A SINGLE BOARD OF TRUSTEES: At the meeting of shareholders of One Group Mutual Funds and the JPMorgan Funds scheduled to be held on January 20, 2005, shareholders of both One Group Mutual Funds and the JPMorgan Funds will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Mutual Funds and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders of One Group Mutual Funds and shareholders of the JPMorgan Funds, this 13-member Board of Trustees will take office effective February 19, 2005 and will oversee all of One Group Mutual Funds and the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be asked to amend the Declaration of Trust of One Group Mutual Funds to allow for a Board with more than 10 members.

- FUNDAMENTAL INVESTMENT POLICIES AND/OR RESTRICTIONS: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the respective Boards of the JPMorgan Funds voted to recommend that shareholders of the Funds approve the amendment of certain of the Funds' fundamental investment policies and/or restrictions. The Board of Trustees of One Group Mutual Funds also voted to recommend the elimination of certain fundamental investment restrictions that are not required by the Investment Company Act of 1940, as amended (1940 Act). The proposed changes in the Funds' fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize certain fundamental investment policies and/or restrictions of the Funds that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes in certain fundamental investment policies and/or restrictions of some or all of the Funds will allow the affected Funds greater flexibility to respond to future investment opportunities, BOIA and JPMIM have indicated to the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds, respectively, that they do not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the affected Funds or the manner in which the affected Funds are managed. Shareholders of the affected Funds will be asked to vote on these proposals at shareholder meetings scheduled to be held January 20, 2005.

- COMMON SERVICE PROVIDERS: By February 19, 2005, One Group Mutual Funds and the JPMorgan Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian and fund accounting agent. This will mean certain new service providers for both One Group Mutual Funds and the JPMorgan Funds.

    - INVESTMENT ADVICE. As mentioned above, each Fund will continue to contract for investment advisory services from its current investment adviser, as described in the current prospectus, except that JPMIM will serve as investment advisor to the One Group International Equity Index Fund if a new Investment Advisory Agreement with JPMIM is approved by the shareholders of the One Group International Equity Index Fund.

    - ADMINISTRATION. One Group Mutual Funds will continue to have its current administrator, OGA, as its administrator. The JPMorgan Funds will change their administrator to OGA effective February 19, 2005. The new fee rate for most equity and fixed income funds, which is the same as the fee rate currently in place for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act (Money Market Funds)); and 0.075% of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion. The new fee rate for Money Market Funds, which is the same as the fee rate in place currently for the JPMorgan Funds that are Money Market Funds, will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the Money Market Funds and 0.05% of the average daily net assets of the Money Market Funds over $100 billion. The fee rates for the One Group Investor Funds, the JPMorgan Growth and Income Fund, the JPMorgan Select Growth and Income Fund and the Growth and Income Portfolio will remain the same. All shareholders servicing and fund accounting activities currently provided under the Management and Administration Agreement with OGA will be removed from that Agreement and instead will be put into separate agreements with other service providers as described below.

    - DISTRIBUTION. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the continuation of One Group Dealer Services, Inc., as the distributor of One Group Mutual Funds, following the integration transactions. On August 19, 2004, the Board of the JPMorgan Funds approved the appointment of One Group Dealer Services, Inc. as distributor of the JPMorgan Funds effective February 19, 2005.

    - SHAREHOLDER SERVICING. Beginning February 19, 2005, One Group Dealer Services, Inc. will begin providing certain shareholder services to One Group Mutual Funds and the JPMorgan Funds under separate Shareholder Servicing

       Agreements with the Funds. Most of the shareholder servicing activities that will be provided under the Shareholder Servicing Agreement with One Group Dealer Services, Inc. are currently provided to One Group Mutual Funds under the shareholder servicing portion of the Distribution and Shareholder Services Plans, provided such services are not distribution-related, under Shareholder Servicing Plans, or under the Management and Administration Agreement with OGA. For the JPMorgan Funds, the Shareholder Servicing Agreement with One Group Dealer Services, Inc. will replace the existing shareholder servicing agreements that are currently in place with JPMorgan Chase Bank, an affiliate of One Group Dealer Services, Inc. Under the Shareholder Servicing Agreements, One Group Dealer Services, Inc. will receive a fee at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares. One Group Dealer Services, Inc. will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

    - TRANSFER AGENCY. On August 12, 2004, the Board of One Group Mutual Funds approved an agreement with Boston Financial Data Services, Inc. (BFDS) to act as the Funds' transfer and dividend distribution agent. On August 19, 2004, the Boards of the JPMorgan Funds also approved an agreement with BFDS to act as the Funds' transfer and dividend distribution agent following the integration transactions. The transition to BFDS from the Funds' current transfer and dividend distribution agents, State Street Bank and Trust Company in the case of One Group Mutual Funds and DST Systems, Inc. in the case of the JPMorgan Funds, each an affiliate of BFDS, is expected to be completed February 2005. Shareholders should not experience any differences in the level or quality of services received as a result of this transition.

    - CUSTODY. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved an agreement with JPMorgan Chase Bank, an affiliate of BOIA, JPMIM, OGA and the Distributor to act as the Funds' custodian. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the custodian for the JPMorgan Funds following the integration transactions. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for One Group Mutual Funds, is expected to be completed in December 2004. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

    - SECURITIES LENDING. Currently, Bank One Trust Company, N.A. serves as sub-custodian for One Group Mutual Funds in connection with their securities lending activities and receives a fee for those services. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds. JPMorgan Chase Bank will continue as the securities lending agent for the JPMorgan Funds following the integration transaction. The transition from Bank One Trust Company, N.A. to JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds is expected to begin in October 2004 and be completed in December 2004. Both Bank One Trust Company, N.A. and JPMorgan Chase Bank are affiliates of BOIA, JPMIM, OGA and the Distributor. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

    - FUND ACCOUNTING. Currently, fund accounting services for One Group Mutual Funds are provided by OGA under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the transition of the fund accounting services to JPMorgan Chase Bank, effective February 19, 2005. As a result of this appointment, effective February 19, 2005, the fund accounting fees will be charged directly to the One Group Funds. Shareholders of One Group Mutual Funds should not experience any differences in the level or quality of services received as a result of this transition. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the fund accounting agent for the JPMorgan Funds.

- COMMON METHODS OF DOING BUSINESS WITH THE FUNDS: As a result of the changes in service providers, by February 19, 2005, there will be no difference between the way shareholders do business with One Group Mutual Funds and the way shareholders do business with the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be able to exchange their shares of One Group Mutual Funds for shares of JPMorgan Funds, subject to generally applicable restrictions, and shareholders of JPMorgan Funds will have the same exchange privileges. In addition, shareholders of One Group Mutual Funds will be able to count purchases of JPMorgan Fund shares, and shareholders of the JPMorgan Funds will be able to count purchases of One Group Mutual Funds shares, toward fulfillment of letters of intent or statements of intention and toward the right of accumulation or cumulative quantity discount to the same extent that they can currently count purchases of shares of One Group Mutual Funds or the JPMorgan Funds, respectively. Shares of the JPMorgan Funds and One Group Mutual Funds count under letters of intent and statements of intention for both the One Group Mutual Funds and the JPMorgan Funds.

- REDEMPTION FEES: The Board of Trustees of One Group Mutual Funds approved the elimination of the 2% redemption fee on the One Group Market Neutral Fund effective for sales of shares after October 28, 2004. For sales of shares of One Group Market Neutral Fund prior to October 28, 2004, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

For shares of the following One Group Funds, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to the exceptions noted in the applicable prospectuses: One Group Diversified International Fund, One Group Health Sciences Fund, One Group High Yield Bond Fund, One Group International Equity Index Fund and One Group Technology Fund. With respect to purchases of shares of those Funds prior to October 28, 2004, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

On August 19, 2004, the Boards of certain of the JPMorgan Funds approved the imposition of a redemption fee on shares of certain Funds purchased after February 18, 2005. For shares of the JPMorgan Funds listed below purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to certain exceptions which will be noted in the applicable prospectuses.

JPMorgan Fleming Asia Equity Fund

JPMorgan Fleming Emerging Markets Debt Fund

JPMorgan Fleming Emerging Markets Equity Fund

JPMorgan Fleming International Equity Fund

JPMorgan Fleming International Growth Fund

JPMorgan Fleming International Opportunities Fund

JPMorgan Fleming International Small Cap Equity Fund

JPMorgan Fleming International Value Fund

JPMorgan Fleming Intrepid European Fund

JPMorgan Fleming Japan Fund

JPMorgan Fleming Tax Aware International Opportunities Fund

JPMorgan Global 50 Fund

JPMorgan Global Healthcare Fund

JPMorgan Global Strategic Income Fund

FEES AND EXPENSES
EFFECTIVE FEBRUARY 19, 2005, EACH FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLES BELOW. THE INFORMATION IS BASED ON ESTIMATED AMOUNTS FOR THE PERIOD COMMENCING ON FEBRUARY 19, 2005 AND ENDING ON DECEMBER 31, 2006. WITH RESPECT TO THE JPMORGAN BOND FUND II, JPMORGAN U.S. TREASURY INCOME FUND, JPMORGAN STRATEGIC INCOME FUND AND JPMORGAN GLOBAL STRATEGIC INCOME FUND, THE FEES AND EXPENSES SHOWN REFLECT THE FEES AND EXPENSES OF THOSE FUNDS ASSUMING THAT THE MERGERS INVOLVING THESE FUNDS DESCRIBED ABOVE DO NOT OCCUR.

                                    BOND FUND

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



                                                                               BOND FUND
----------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                     0.30
DISTRIBUTION (RULE 12b-1) FEES                                                      NONE
SHAREHOLDER SERVICE FEES
OTHER EXPENSES(1)                                                                   0.25
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                          (   )
NET EXPENSES(2)                                                                     0.69



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.69% of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                                  BOND FUND II

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



                                                                          BOND FUND II
---------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                    0.30
DISTRIBUTION (RULE 12b-1) FEES                                                     NONE
SHAREHOLDER SERVICE FEES                                                           0.25
OTHER EXPENSES(1)
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                         (   )
NET EXPENSES(2)                                                                    0.60



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.60% of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                       FLEMING EMERGING MARKETS DEBT FUND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)



                                                                         SELECT CLASS SHARES
--------------------------------------------------------------------------------------------
REDEMPTION FEE OF SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED*                                                              2.00



*  Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



                                                          FLEMING EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                         0.70
DISTRIBUTION (RULE 12b-1) FEES                                                          NONE
SHAREHOLDER SERVICE FEES                                                                0.25
OTHER EXPENSES(1)
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                               (  )
NET EXPENSES(2)                                                                         1.25



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25% of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                          GLOBAL STRATEGIC INCOME FUND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)



                                                                         SELECT CLASS SHARES
--------------------------------------------------------------------------------------------
REDEMPTION FEE OF SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED*                                                              2.00



*   Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



                                                                GLOBAL STRATEGIC INCOME FUND
--------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                         0.45
DISTRIBUTION (RULE 12b-1) FEES                                                          NONE
SHAREHOLDER SERVICE FEES                                                                0.25
OTHER EXPENSES(1)
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS2                                                 (  )
NET EXPENSES(2)                                                                         1.00



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                              SHORT TERM BOND FUND

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



                                                                       SHORT TERM BOND FUND
-------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                        0.25
DISTRIBUTION (RULE 12b-1) FEES                                                         NONE
SHAREHOLDER SERVICE FEES                                                               0.25
OTHER EXPENSES(1)
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                              (  )
NET EXPENSES(2)                                                                        0.60



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.60% of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                             SHORT TERM BOND FUND II

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



                                                                    SHORT TERM BOND FUND II
-------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                        0.25
DISTRIBUTION (RULE 12b-1) FEES                                                         NONE
SHAREHOLDER SERVICE FEES                                                               0.25
OTHER EXPENSES(1)
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                              (  )
NET EXPENSES(2)                                                                        0.50



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                            U.S. TREASURY INCOME FUND

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



                                                                   U.S. TREASURY INCOME FUND
--------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                         0.30
DISTRIBUTION (RULE 12b-1) FEES                                                          NONE
SHAREHOLDER SERVICE FEES                                                                0.25
OTHER EXPENSES(1)
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                               (  )
NET EXPENSES(2)                                                                         0.55



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.55% of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

REDEMPTION FEES
For shares of the Global Strategic Income Fund and Fleming Emerging Markets Debt Fund ("Redemption Fee Funds") purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Redemption Fee Funds within 60 days of the date of purchase. In general, shares of a Fund may be exchanged or redeemed at NAV, less any applicable CDSC. However, shares of a Redemption Fee Fund purchased after February 18, 2005, and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC. This 2% redemption fee will directly affect the amount a shareholder who is subject to the redemption fee will receive upon redemption or exchange of affected shares. The redemption fees are paid to the Redemption Fee Funds and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Redemption Fee Fund asset levels and cash flow caused by shortterm shareholder trading. The fee is not a deferred sales charge or commission paid to JPMIM or its affiliates and does not economically benefit JPMIM in any way. The Redemption Fee Funds reserve the right to modify the terms of or terminate this redemption fee at any time.

Certain accounts include multiple investors and such accounts typically provide the Redemption Fee Funds with a net purchase or redemption request on any given day where purchasers and sellers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Redemption Fee Funds will be able to apply the fee to such accounts in an effective manner.

The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plans' entire share position with the Redemption Fee Fund, shares redeemed by balance forward qualified retirement plans, or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program or shares redeemed as part of a bona fide asset allocation program; provided that the redemption fee may be charged in the event that the Redemption Fee Funds' distributor determines that such programs are being used as a market timing strategy. The Redemption Fee Funds will not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Please check with your Financial Intermediary for more details on their restrictions. If you received Class A shares following the conversion from Class B shares and you redeem those Class A shares within 60 days after the conversion, you will not be subject to the redemption fee with respect to the redemption of those shares. The redemption fee will not be imposed on involuntary share redemptions resulting from the closure of your account in the event that you fail to maintain the required minimum account balance.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of OGDS, OGA and BOIA, the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. OGDS and OGA became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

JPMORGAN INCOME FUNDS

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                               /X/ Permitted
                                                               / / Not permitted

                                                                                 FLEMING      GLOBAL     SHORT     SHORT     U.S.
                                                                                EMERGING    STRATEGIC    TERM      TERM    TREASURY
                         RELATED TYPES OF RISK            BOND       BOND II   MARKET DEBT    INCOME     BOND     BOND II   INCOME
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED             credit, interest rate, market,  /X/          /X/       /X/           /X/       /X/       /X/        / /
SECURITIES Interests     prepayment
in a stream of
payments from
specific assets, such
as auto or credit
card receivables.

BANK OBLIGATIONS         credit, currency, liquidity,    /X/(1)       /X/       /X/           /X/       /X/       /X/        /X/
Negotiable               political
certificates of
deposit, time
deposits and
bankers'acceptances
of domestic and foreign
issuers.

COMMERCIAL PAPER         credit, currency, interest      /X/(1)       /X/       /X/           /X/       /X/       /X/        /X/
Unsecured short term     rate, liquidity, market,
debt issued by           political
domestic and foreign
banks or
corporations. These
securities are
usually discounted
and are rated by S&P,
Moody's or other
nationally recognized
statistical rating
organizations.

CONVERTIBLE              credit, currency, interest      /X/(1)       /X/       /X/           /X/       /X/       / /        / /
SECURITIES Domestic      rate, liquidity, market,
and foreign debt         political, valuation
securities that can
be converted into
equity securities at
a future time and
price.

CORPORATE BONDS Debt     credit, currency, interest      /X/(1)       /X/       /X/           /X/       /X/       /X/        / /
securities of            rate, liquidity, market,
domestic and foreign     political, valuation
industrial, utility,
banking and other
financial
institutions.

MORTGAGES (DIRECTLY      credit, environmental,          /X/          /X/       /X/           /X/       /X/       / /        / /
HELD) Domestic debt      extension, interest rate,
instrument which         liquidity, market, natural
gives the lender a       event, political, prepayment,
lien on property as      valuation
security for the loan
payment.

MORTGAGE-BACKED          credit, currency, extension,    /X/(1)       /X/       /X/           /X/       /X/       /X/        /X/
SECURITIES Domestic      interest rate, leverage,
and foreign              market, political, prepayment
securities (such as
Federal Home Loan
Banks, Freddie Macs,
Fannie Maes) which
represent interests in
pools of mortgages,
whereby the principal
and interest paid
every month is passed
through to the holder
of the securities.

MORTGAGE DOLLAR-ROLLS    currency, extension, interest   /X/(1),(2)   /X/(2)    /X/(1),(2)    /X/(2)    /X/(2)    /X/(2)     /X/(2)
The sale of domestic     rate, leverage, liquidity,
and foreign              market, political, prepayment
mortgage-backed
securities with the
promise to purchase
similar securities at
a later date.
Segregated liquid
assets are used to
offset leverage risk.

PARTICIPATION            credit, currency, extension,    /X/          /X/       /X/           /X/       /X/       /X/        / /
INTERESTS Interests      interest rate, liquidity,
that represent a         political, prepayment
share of bank debt or
similar securities or
obligations.

PRIVATE PLACEMENTS       credit, interest rate,          /X/          /X/       /X/           /X/       /X/       /X/        / /
Bonds or other           liquidity, market, valuation
investments that are
sold directly to an
institutional
investor.

REITs AND OTHER          credit, interest rate,          /X/          /X/       /X/           /X/       /X/       /X/        / /
REAL-ESTATE RELATED      liquidity, market, natural
INSTRUMENTS              event, prepayment, valuation
Securities of issuers
that invest in real
estate or are secured
by real estate.

REPURCHASE AGREEMENTS    Credit                          /X/          /X/       /X/           /X/       /X/       /X/        /X/
Contracts whereby the
Fund agrees to
purchase a security
and resell it to the
seller on a
particular date and
at a specific price.

REVERSE REPURCHASE       credit, leverage                /X/(1)       /X/(2)    /X/(1),(2)    /X/(2)    /X/(1)    /X/(2)     /X/(2)
AGREEMENTS Contracts
whereby the Fund
sells a security and
agrees to repurchase
it from the buyer on
a particular date and
at a specific price.
Considered a form of
borrowing.

SOVEREIGN DEBT, BRADY    credit, currency, interest      /X/(1)       /X/       /X/           /X/       /X/       / /        / /
BONDS AND DEBT OF        rate, market, political
SUPRANATIONAL
ORGANIZATIONS Dollar-
or
non-dollar-denominated
securities issued by
foreign governments
or supranational
organizations. Brady
bonds are issued in
connection with debt
restructurings.

SWAPS Contractual        credit, currency, interest      /X/          /X/       /X/           /X/       /X/       /X/        /X/
agreement whereby a      rate, leverage, market,
party agrees to          political, valuation
exchange periodic
payments with a
counterparty.
Segregated liquid
assets are used to
offset leverage risk.

TAX EXEMPT MUNICIPAL     credit, interest rate, market,  /X/          /X/       /X/           /X/       /X/       /X/        /X/
SECURITIES               natural event, political
Securities, generally
issued as general
obligation and
revenue bonds, whose
interest is exempt
from federal taxation
and state and/or
local taxes in the
state where the
securities were
issued.

U.S. GOVERNMENT          interest rate                   /X/          /X/       /X/           /X/       /X/       /X/        /X/
SECURITIES Debt
instruments (Treasury
bills, notes and
bonds) guaranteed by
the U.S. government
for the timely
payment of principal
and interest.

ZERO-COUPON,             credit, currency, interest      /X/(1)       /X/       /X/           /X/       /X/       /X/        /X/
PAY-IN-KIND AND          rate, liquidity, market,
DEFERRED PAYMENT         political, valuation
SECURITIES Domestic
and foreign
securities offering
non-cash or
delayed-cash payment.
Their prices are
typically more
volatile than those of
some other debt
instruments and
involve certain
special tax
considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                      POTENTIAL REWARDS                      AND REWARD
MARKET CONDITIONS

-    Each Fund's share price,        -   Bonds have generally               -   Under normal circumstances, the
     yield, and total return will        outperformed money market              Funds plan to remain fully invested
     fluctuate in response to bond       investments over the long term,        in bonds and other fixed income
     market movements                    with less risk than stocks             securities and may invest
                                                                                uninvested cash in affiliated money
-    The value of most bonds will    -   Most bonds will rise in value          market funds
     fall when interest rates            when interest rates fall
     rise; the longer a bond's                                              -   Debt investments for the Funds may
     maturity and the lower its      -   Mortgage-backed and asset-backed       include U.S. and foreign corporate
     credit quality, the more its        securities and direct mortgages        and government bonds,
     value typically falls               can offer attractive returns           mortgage-backed and asset-backed
                                                                                securities (except for the Fleming
-    Adverse market conditions may                                              Emerging Markets Debt Fund),
     from time to time cause a                                                  convertible securities,
     Fund to take temporary                                                     participation interests and private
     defensive positions that are                                               placements
     inconsistent with its
     principal investment                                                       The Funds seek to limit risk and
     strategies and may hinder a                                                enhance total return or yields
     Fund from achieving its                                                    through careful management, sector
     investment objective                                                       allocation, individual securities
                                                                                selection and duration management
-    Mortgage-backed and
     asset-backed securities                                                -   During severe market downturns, the
     (securities representing an                                                Funds have the option of investing
     interest in, or secured by, a                                              up to 100% of assets in high
     pool of mortgages or other                                                 quality short-term instruments
     assets such as receivables)
     and direct mortgages could                                             -   The adviser monitors interest rate
     generate capital losses or                                                 trends, as well as geographic and
     periods of low yields if they                                              demographic information related to
     are paid off substantially                                                 mortgage-backed securities and
     earlier or later than                                                      mortgage prepayments
     anticipated

CREDIT QUALITY

-    The default of an issuer        -   Investment-grade bonds have a      -   Each Fund maintains its own
     would leave a Fund with             lower risk of default                  policies for balancing credit
     unpaid interest or principal                                               quality against potential yields
                                     -   Junk bonds offer higher yields         and gains in light of its investment
-    Junk bonds (those rated BB,         and higher potential gains             goals
     Ba or lower) have a higher
     risk of default, tend to be                                            -   The adviser develops its own
     less liquid, and may be more                                               ratings of unrated securities and
     difficult to value                                                         makes a credit quality determination
                                                                                for unrated securities

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                      POTENTIAL REWARDS                      AND REWARD
FOREIGN INVESTMENTS

-    A Fund could lose money         -   Foreign bonds, which represent a   -   Foreign bonds are a primary
     because of foreign government       major portion of the world's           investment only for Global
     actions, political                  fixed income securities, offer         Strategic Income and Emerging
     instability, or lack of             attractive potential                   Markets Debt Funds and may be a
     adequate and accurate               performance and opportunities          significant investment for Short
     information                         for diversification                    Term Bond, Bond, Bond II, and
                                                                                Short Term Bond II
-    Currency exchange rate          -   Favorable exchange rate
     movements could reduce gains        movements could generate gains     -   To the extent that a Fund invests
     or create losses                    or reduce losses                       in foreign bonds, it may manage
                                                                                the currency exposure of its
-    Currency and investment risks   -   Emerging markets can offer             foreign investments relative to
     tend to be higher in emerging       higher returns                         its benchmark, and may hedge a
     markets; these markets also                                                portion of its foreign currency
     present higher liquidity and                                               exposure into the U.S. dollar
     valuation risks                                                            from time to time (see also
                                                                                "Derivatives"); these currency
                                                                                management techniques may not be
                                                                                available for certain emerging
                                                                                markets investments
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

-    When a Fund buys securities     -   A Fund can take advantage of       -   Each Fund segregates liquid
     before issue or for delayed         attractive transaction                 assets to offset leverage risks
     delivery, it could be exposed       opportunities
     to leverage risk if it does
     not segregate liquid assets

MANAGEMENT CHOICES

-    A Fund could underperform its   -   A Fund could outperform its        -   The adviser focuses its active
     benchmark due to its sector,        benchmark due to these same            management on those areas where
     securities or duration choices      choices                                it believes its commitment to
                                                                                research can most enhance returns
                                                                                and manage risks in a consistent
                                                                                way

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                      POTENTIAL REWARDS                      AND REWARD
DERIVATIVES

-    Derivatives such as futures,    -   Hedges that correlate well with    -   The Funds use derivatives, such
     options, swaps and forward          underlying positions can reduce        as futures, options, swaps and
     foreign currency contracts(1)       or eliminate losses at low cost        forward foreign currency
     that are used for hedging the                                              contracts for hedging and for
     portfolio or specific           -   A Fund could make money and            risk management (i.e., to adjust
     securities may not fully            protect against losses if              duration or yield curve exposure,
     offset the underlying               management's analysis proves           or to establish or adjust
     positions and this could            correct                                exposure to particular
     result in losses to the Fund                                               securities, markets, or
     that would not have otherwise   -   Derivatives that involve               currencies); risk management may
     occurred                            leverage could generate                include management of a Fund's
                                         substantial gains at low cost          exposure relative to its
-    Derivatives used for risk                                                  benchmark.
     management may not have the
     intended effects and may                                               -   The Funds only establish hedges
     result in losses or missed                                                 that they expect will be highly
     opportunities                                                              correlated with underlying
                                                                                positions
-    The counterparty to a
     derivatives contract could                                             -   While the Funds may use
     default                                                                    derivatives that incidentally
                                                                                involve leverage, they do not use
-    Certain types of derivatives                                               them for the specific purpose of
     involve costs to the Funds                                                 leveraging their portfolios
     which can reduce returns
                                                                            -   The Bond Fund II, Short Term Bond
-    Derivatives that involve                                                   Fund II, Strategic Income Fund
     leverage could magnify losses                                              and U.S. Treasury Income Fund may
                                                                                use derivative to increase income
-    Derivatives used for                                                       or gain.
     non-hedging purposes could
     cause losses that exceed the
     original investment

-    Derivatives may, for tax
     purposes, affect the
     character of gain and loss
     realized by a Fund,
     accelerate recognition of
     income to a Fund, affect the
     holding period of a Fund's
     assets and defer recognition
     of certain of a Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                      POTENTIAL REWARDS                      POLICIES TO BALANCE RISK
                                                                            AND REWARD
SECURITIES LENDING

-    When a Fund lends a security,   -   A Fund may enhance income          -   The adviser maintains a list of
     there is a risk that the            through the investment of the          approved borrowers
     loaned securities may not be        collateral received from the
     returned if the borrower or         borrower                           -   The Funds receive collateral
     the lending agent defaults                                                 equal to at least 100% of the
                                                                                current value of securities
-    The collateral will be                                                     loaned plus accrued interest
     subject to the risks of the
     securities in which it is                                              -   The lending agents indemnify a
     invested                                                                   Fund against borrower default

                                                                            -   The adviser's collateral
                                                                                investment guidelines limit the
                                                                                quality and duration of
                                                                                collateral investment to minimize
                                                                                losses

                                                                            -   Upon recall, the borrower must
                                                                                return the securities loaned
                                                                                within the normal settlement
                                                                                period

ILLIQUID HOLDINGS

-    A Fund could have difficulty    -   These holdings may offer more      -   No Fund may invest more than 15%
     valuing these holdings              attractive yields or potential         of net assets in illiquid holdings
     precisely                           growth than comparable widely
                                         traded securities                  -   To maintain adequate liquidity to
-    A Fund could be unable to                                                  meet redemptions, each Fund may
     sell these holdings at the                                                 hold high quality short-term
     time or price desired                                                      instruments (including repurchase
                                                                                agreements) and, for temporary or
                                                                                extraordinary purposes, may
                                                                                borrow from banks up to 33 1/3% of
                                                                                the value of its total assets or
                                                                                draw on a line of credit

SHORT-TERM TRADING

-    Increased trading would raise   -   A Fund could realize gains in a    -   The Funds may use short-term
     a Fund's transaction costs          short period of time                   trading to take advantage of
                                                                                attractive or unexpected
-    Increased short-term capital    -   A Fund could protect against           opportunities or to meet demands
     gains distributions would           losses if a bond is overvalued         generated by shareholder activity
     raise shareholders' income          and its value later falls
     tax liability

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

SELECT SHARES


                                                                    PER SHARE OPERATING PERFORMANCE:
                             ------------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                           -----------------------------------------    -------------------------------------------
                                                            NET GAINS
                                                          (LOSSES) ON
                               NET ASSET           NET     SECURITIES                     DIVIDENDS
                                  VALUE,    INVESTMENT          (BOTH     TOTAL FROM       FROM NET   DISTRIBUTIONS
                               BEGINNING        INCOME   REALIZED AND     INVESTMENT     INVESTMENT    FROM CAPITAL           TOTAL
                               OF PERIOD        (LOSS)      NREALIZED)    OPERATIONS         INCOME           GAINS   DISTRIBUTIONS
BOND FUND^^@
Year Ended 8/31/04           $        --            --             --             --             --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03           $     10.04          0.40          (0.01)          0.39           0.41            0.08            0.49
-----------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02      $     10.08          0.32           0.02           0.34           0.32            0.06            0.38
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01          $      9.43          0.52^          0.70           1.22           0.57              --            0.57
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00          $      9.41          0.58           0.02           0.60           0.58              --            0.58
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99          $     10.09          0.55          (0.57)         (0.02)          0.56            0.10            0.66
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/98          $      9.93          0.62           0.16           0.78           0.62              --            0.62
-----------------------------------------------------------------------------------------------------------------------------------

BOND FUND II^^
Year Ended 8/31/04           $        --            --             --             --             --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03           $     41.32          1.79^         (0.38)          1.41           1.73            0.49            2.22
-----------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02      $     40.97          1.36^          0.35           1.71           1.36              --            1.36
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01          $     38.02          2.18           2.95           5.13           2.18              --            2.18
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00          $     38.38          2.38          (0.36)          2.02           2.38              --            2.38
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99          $     41.29          2.36          (2.37)         (0.01)          2.36            0.54            2.90
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/98          $     41.01          2.56           0.76           3.32           2.55            0.49            3.04
-----------------------------------------------------------------------------------------------------------------------------------

FLEMING EMERGING MARKETS
DEBT FUND^^^
Year Ended 8/31/04           $        --            --             --             --             --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03           $      7.53          0.68           1.53           2.21           0.72              --            0.72
-----------------------------------------------------------------------------------------------------------------------------------
8/1/02 Through 8/31/02       $      7.05          0.05           0.49           0.54           0.06              --            0.06
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31/02           $      7.82          0.77          (0.77)            --           0.77              --            0.77
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31/01           $      8.77          0.88          (0.87)          0.01           0.96              --            0.96
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31/00           $      7.29          0.95           1.42           2.37           0.89              --            0.89
-----------------------------------------------------------------------------------------------------------------------------------
1/1/99 Through 7/31/99       $      7.30          0.49           0.02           0.51           0.52              --            0.52
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98          $      9.76          1.15          (2.64)         (1.49)          0.97              --            0.97
-----------------------------------------------------------------------------------------------------------------------------------


   ^ Calculated based upon average shares outstanding.

  ^^ The Fund changed its fiscal year from October 31 to August 31.

 ^^^ The Fund changed its fiscal year end from July 31 to August 31.

   @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.

                          PER SHARE OPERATING PERFORMANCE:      RATIOS/SUPPLEMENTAL DATA:
                          --------------------------------      -------------------------
                                                                              NET ASSETS,
                               NET ASSET                                          END OF
                              VALUE, END             TOTAL                         PERIOD
                               OF PERIOD        RETURN (B)                      (MILLIONS)
BOND FUND^^@
Year Ended 8/31/04        $           --                --%                 $         --
-----------------------------------------------------------------------------------------
Year Ended 8/31/03        $         9.94              3.82%                 $         308
-----------------------------------------------------------------------------------------
11/1/01 Through 8/31/02   $        10.04              3.57%                 $         312
-----------------------------------------------------------------------------------------
Year Ended 10/31/01       $        10.08             13.32%                 $         315
-----------------------------------------------------------------------------------------
Year Ended 10/31/00       $         9.43              6.61%                 $         240
-----------------------------------------------------------------------------------------
Year Ended 10/31/99       $         9.41             (0.23)%                $         235
-----------------------------------------------------------------------------------------
Year Ended 10/31/98       $        10.09              8.06%                 $         216
-----------------------------------------------------------------------------------------

BOND FUND II^^
Year Ended 8/31/04        $           --                --%                 $          --
-----------------------------------------------------------------------------------------
Year Ended 8/31/03        $        40.51              3.39%                 $       1,022
-----------------------------------------------------------------------------------------
11/1/01 Through 8/31/02   $        41.32              4.33%                 $         661
-----------------------------------------------------------------------------------------
Year Ended 10/31/01       $        40.97             13.87%                 $         683
-----------------------------------------------------------------------------------------
Year Ended 10/31/00       $        38.02              5.50%                 $         587
-----------------------------------------------------------------------------------------
Year Ended 10/31/99       $        38.38             (0.01)%                $         620
-----------------------------------------------------------------------------------------
Year Ended 10/31/98       $        41.29              8.44%                 $         590
-----------------------------------------------------------------------------------------

FLEMING EMERGING MARKETS
DEBT FUND^^^
Year Ended 8/31/04        $           --                --%                 $          --
-----------------------------------------------------------------------------------------
Year Ended 8/31/03        $         9.02             30.49%                 $          60
-----------------------------------------------------------------------------------------
8/1/02 Through 8/31/02    $         7.53              7.69%                 $          41
-----------------------------------------------------------------------------------------
Year Ended 7/31/02        $         7.05            (0.67)%                 $          35
-----------------------------------------------------------------------------------------
Year Ended 7/31/01        $         7.82            (0.17)%                 $          35
-----------------------------------------------------------------------------------------
Year Ended 7/31/00        $         8.77             34.12%                 $          20
-----------------------------------------------------------------------------------------
1/1/99 Through 7/31/99    $         7.29              7.27%                 $          26
-----------------------------------------------------------------------------------------
Year Ended 12/31/98       $         7.30            (15.93)%                $          19
-----------------------------------------------------------------------------------------

                                                          RATIOS/SUPPLEMENTAL DATA:
                          -----------------------------------------------------------------------------------------
                                                        RATIOS TO AVERAGE NET ASSETS:
                          -----------------------------------------------------------------------------------------
                                                                                      NET INVESTMENT
                                                 NET                EXPENSES           INCOME (LOSS)
                                          INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,      PORTFOLIO
                                  NET         INCOME          REIMBURSEMENTS          REIMBURSEMENTS       TURNOVER
                             EXPENSES         (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS       RATE (B)
BOND FUND^^@
Year Ended 8/31/04                 --%            --%                     --%                     --%            --%
-------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03               0.66%          3.97%                   0.76%                   3.87%           679%
-------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          0.66%          3.95%                   0.74%                   3.87%           572%
-------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01              0.69%          5.77%                   0.70%                   5.76%           423%(2)
-------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00              0.69%          6.19%                   0.69%                   6.19%           531%(2)
-------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99              0.69%          5.72%                   0.69%                   5.72%           465%(2)
-------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/98              0.66%          6.14%                   0.66%                   6.14%           115%(2)
-------------------------------------------------------------------------------------------------------------------

BOND FUND II^^
Year Ended 8/31/04                 --%            --%                     --%                     --%            --%
-------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03               0.60%          4.27%                   0.75%                   4.12%           806%
-------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          0.60%          4.08%                   0.74%                   3.94%           496%
-------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01              0.63%          5.52%                   0.75%                   5.40%           319%
-------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00              0.69%          6.30%                   0.71%                   6.28%           157%
-------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99              0.03%          5.97%                   0.49%                   5.51%           300%
-------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/98              0.03%          6.27%                   0.51%                   5.79%           306%
-------------------------------------------------------------------------------------------------------------------

FLEMING EMERGING MARKETS
DEBT FUND^^^
Year Ended 8/31/04                 --%            --%                     --%                     --%            --%
-------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03               1.25%          8.11%                   1.52%                   7.84%           157%
-------------------------------------------------------------------------------------------------------------------
8/1/02 Through 8/31/02           1.25%          9.86%                   1.30%                   9.81%            12%
-------------------------------------------------------------------------------------------------------------------
Year Ended 7/31/02               1.25%          9.59%                   1.54%                   9.30%           110%(3)
-------------------------------------------------------------------------------------------------------------------
Year Ended 7/31/01               1.25%         11.20%                   1.92%                  10.53%           141%(3)
-------------------------------------------------------------------------------------------------------------------
Year Ended 7/31/00               1.25%         11.01%                   1.95%                  10.31%           295%(3)
-------------------------------------------------------------------------------------------------------------------
1/1/99 Through 7/31/99           1.25%         12.28%                   2.51%                  11.02%           555%(3)
-------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98              1.25%         10.05%                   2.09%                   9.21%           791%(3)
-------------------------------------------------------------------------------------------------------------------


(b)  Not annualized for periods less than one year.

  #  Short periods have been annualized.

(2) Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the fund invested all of its investable assets.

(3) Percentages prior to 9/10/01 reflect the portfolio turnover of Emerging Markets Debt Portfolio, in which the fund invested all of its investable assets.

SELECT CLASS SHARES


                                                                  PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                                ---------------------------------------    ----------------------------------------
                                                                NET GAINS
                                                              (LOSSES) ON
                                    NET ASSET          NET     SECURITIES                   DIVIDENDS
                                       VALUE,   INVESTMENT          (BOTH    TOTAL FROM      FROM NET  DISTRIBUTIONS
                                    BEGINNING       INCOME   REALIZED AND    INVESTMENT    INVESTMENT   FROM CAPITAL     TAX RETURN
                                    OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS        INCOME          GAINS     OF CAPITAL
-----------------------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGIC INCOME FUND^^@
Year Ended 8/31/04               $         --           --             --            --            --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03               $       8.65         0.45^          0.27          0.72          0.45             --             --
-----------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $       8.95         0.45          (0.31)         0.14          0.42             --           0.02
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01              $       9.42         0.67^         (0.38)         0.29          0.76             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00              $       9.47         0.87          (0.26)         0.61          0.66             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99              $       9.84         0.60          (0.38)         0.22          0.59             --             --
-----------------------------------------------------------------------------------------------------------------------------------
11/5/97** Through 10/31/98       $      10.28         0.70          (0.49)         0.21          0.63           0.02             --
-----------------------------------------------------------------------------------------------------------------------------------

SHORT TERM BOND FUND^^@
Year Ended 8/31/04               $         --           --             --            --            --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03               $      10.04         0.26          (0.03)         0.23          0.27           0.14             --
-----------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $      10.03         0.28           0.04          0.32          0.27           0.04             --
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01              $       9.61         0.51^          0.46          0.97          0.55             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00              $       9.70         0.58          (0.09)         0.49          0.58             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99              $      10.00         0.57          (0.31)         0.26          0.51           0.05             --
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/98              $       9.87         0.56           0.13          0.69          0.56             --             --
-----------------------------------------------------------------------------------------------------------------------------------

SHORT TERM BOND FUND II^^
Year Ended 8/31/04               $         --           --             --            --            --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03               $      10.35         0.27^         (0.05)         0.22          0.27           0.05             --+
-----------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $      10.40         0.26           0.07          0.33          0.27           0.11             --
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01              $       9.90         0.42^          0.57          0.99          0.49             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00              $       9.95         0.59          (0.05)         0.54          0.59             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99              $      10.15         0.49          (0.20)         0.29          0.49             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/98              $      10.11         0.57           0.02          0.59          0.55             --             --
-----------------------------------------------------------------------------------------------------------------------------------


 ^   Calculated based upon average shares outstanding.
^^   The Fund changed its fiscal year end from October 31 to August 31.
 +   Amount rounds to less than 0.005
**   Commencement of offering of class of shares.
 @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.

                                       PER SHARE OPERATING PERFORMANCE:
                                 -------------------------------------------
                                                    NET ASSET
                                         TOTAL     VALUE, END          TOTAL
                                 DISTRIBUTIONS      OF PERIOD     RETURN (b)
--------------------------------------------------------------------------------
GLOBAL STRATEGIC INCOME FUND^^@
Year Ended 8/31/04                $         --             --%            --
--------------------------------------------------------------------------------
Year Ended 8/31/03                        0.45   $       8.92           8.48%
--------------------------------------------------------------------------------
11/1/01 Through 8/31/02                   0.44   $       8.65           1.61%
--------------------------------------------------------------------------------
Year Ended 10/31/01                       0.76   $       8.95           5.46%
--------------------------------------------------------------------------------
Year Ended 10/31/00                       0.66   $       9.42           6.57%
--------------------------------------------------------------------------------
Year Ended 10/31/99                       0.59   $       9.47           2.26%
--------------------------------------------------------------------------------
11/5/97** Through 10/31/98                0.65   $       9.84           1.97%
--------------------------------------------------------------------------------

SHORT TERM BOND FUND^^@
Year Ended 8/31/04                $         --             --%            --
--------------------------------------------------------------------------------
Year Ended 8/31/03                        0.41   $       9.86           2.28%
--------------------------------------------------------------------------------
11/1/01 Through 8/31/02                   0.31   $      10.04           3.21%
--------------------------------------------------------------------------------
Year Ended 10/31/01                       0.55   $      10.03          10.39%
--------------------------------------------------------------------------------
Year Ended 10/31/00                       0.58   $       9.61           5.19%
--------------------------------------------------------------------------------
Year Ended 10/31/99                       0.56   $       9.70           2.70%
--------------------------------------------------------------------------------
Year Ended 10/31/98                       0.56   $      10.00           7.24%
--------------------------------------------------------------------------------

SHORT TERM BOND FUND II^^
Year Ended 8/31/04                          --   $         --             --%
--------------------------------------------------------------------------------
Year Ended 8/31/03                        0.32   $      10.25           2.15%
--------------------------------------------------------------------------------
11/1/01 Through 8/31/02                   0.38   $      10.35           3.30%
--------------------------------------------------------------------------------
Year Ended 10/31/01                       0.49   $      10.40          10.29%
--------------------------------------------------------------------------------
Year Ended 10/31/00                       0.59   $       9.90           5.56%
--------------------------------------------------------------------------------
Year Ended 10/31/99                       0.49   $       9.95           2.97%
--------------------------------------------------------------------------------
Year Ended 10/31/98                       0.55   $      10.15           6.03%
--------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA:
                                 -----------------------------------------------------------------------------------------------
                                                                   RATIOS TO AVERAGE NET ASSETS: #
                                               ----------------------------------------------------------------------
                                                                                                     NET INVESTMENT
                                  NET ASSETS,                        NET              EXPENSES         INCOME (LOSS)
                                       END OF                 INVESTMENT      WITHOUT WAIVERS,      WITHOUT WAIVERS,   PORTFOLIO
                                       PERIOD         NET         INCOME        REIMBURSEMENTS        REIMBURSEMENTS    TURNOVER
                                   (MILLIONS)    EXPENSES         (LOSS)  AND EARNINGS CREDITS  AND EARNINGS CREDITS    RATE (b)
--------------------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGIC INCOME FUND^^@
Year Ended 8/31/04               $         --          --%            --%                   --%                   --%         --%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03               $          3        1.00%          5.10%                 1.48%                 4.62%        248%
--------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $          5        1.00%          6.08%                 1.48%                 5.60%        178%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01              $          5        1.00%          7.32%                 2.63%                 5.69%        107%(4)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00              $          7        1.00%          7.05%                 2.50%                 5.55%        266%(4)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99              $          9        1.00%          6.35%                 1.54%                 5.81%        318%(4)
--------------------------------------------------------------------------------------------------------------------------------
11/5/97** Through 10/31/98       $         10        1.00%          6.24%                 1.89%                 5.35%        368%(4)
--------------------------------------------------------------------------------------------------------------------------------

SHORT TERM BOND FUND^^@
Year Ended 8/31/04               $         --          --%            --%                   --%                   --%         --%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03               $        122        0.56%          2.59%                 0.71%                 2.44%        386%
--------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $        122        0.57%          3.22%                 0.72%                 3.07%        215%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01              $         67        0.60%          5.22%                 0.82%                 5.00%        160%(5)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00              $         38        0.60%          6.00%                 0.82%                 5.78%        271%(5)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99              $         39        0.57%          5.24%                 0.80%                 5.01%        398%(5)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/98              $         31        0.50%          5.66%                 0.98%                 5.18%        381%(5)
--------------------------------------------------------------------------------------------------------------------------------

SHORT TERM BOND FUND II^^
Year Ended 8/31/04               $         --          --%            --%                   --%                   --%         --%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03               $        342        0.50%          2.58%                 0.70%                 2.38%        319%
--------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $        144        0.50%          2.91%                 0.70%                 2.71%        192%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01              $        144        0.50%          4.15%                 0.77%                 3.88%        315%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00              $         21        0.45%          5.99%                 1.02%                 5.42%        139%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99              $         28        0.42%          4.89%                 1.02%                 4.29%        302%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/98              $         31        0.42%          5.68%                 1.04%                 5.06%        439%
--------------------------------------------------------------------------------------------------------------------------------


(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
(4) Percentages prior to 9/10/01 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.
(5) Percentages prior to 9/10/01 reflect the portfolio turnover of the Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

                                                       PER SHARE OPERATING PERFORMANCE:
                             ---------------------------------------------------------------------------------------
                                          INCOME FROM INVESTMENT OPERATIONS:            LESS DISTRIBUTIONS:
                                         ------------------------------------  -------------------------------------
                                                        NET GAINS
                                                      (LOSSES) ON
                              NET ASSET         NET    SECURITIES               DIVIDENDS
                                 VALUE,  INVESTMENT         (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                              BEGINNING      INCOME  REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL  TAX RETURN
                              OF PERIOD      (LOSS)   UNREALIZED)  OPERATIONS      INCOME          GAINS  OF CAPITAL
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY INCOME FUND^^
Year Ended 8/31/04           $       --          --           --           --          --             --          --
--------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03           $    11.83        0.49        (0.21)        0.28        0.49             --          --
--------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02      $    11.77        0.39          0.06        0.45        0.39             --          --
--------------------------------------------------------------------------------------------------------------------
2/16/01** Through 10/31/01   $    11.10        0.37          0.66        1.03        0.36             --          --
--------------------------------------------------------------------------------------------------------------------


^^  The fund changed its fiscal year end from October 31 to August 31.

**  Commencement of offering of class of shares.

(b) Not annualized for periods less than one year.

#   Short periods have been annualized.

                              PER SHARE OPERATING PERFORMANCE:                    RATIOS/SUPPLEMENTAL DATA:
                             -------------------------------------  -------------------------------------------------------
                                                                                       RATIOS TO AVERAGE NET ASSETS: #
                                                                                 ------------------------------------------
                                                                    NET ASSETS,                   NET              EXPENSES
                                             NET ASSET                   END OF            INVESTMENT      WITHOUT WAIVERS,
                                     TOTAL  VALUE, END       TOTAL       PERIOD       NET      INCOME        REIMBURSEMENTS
                             DISTRIBUTIONS   OF PERIOD  RETURN (b)   (MILLIONS)  EXPENSES      (LOSS)  AND EARNINGS CREDITS
U.S. TREASURY INCOME FUND^^
Year Ended 8/31/04                      --  $       --          --% $        --        --%         --%                   --%
---------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03                    0.49  $    11.62        2.29% $        69      0.55%       4.04%                 0.87%
---------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02               0.39  $    11.83        3.97% $        78      0.55%       4.07%                 0.86%
---------------------------------------------------------------------------------------------------------------------------
2/16/01** Through 10/31/01            0.36  $    11.77        9.52% $        76      0.55%       4.73%                 0.98%
---------------------------------------------------------------------------------------------------------------------------

                                RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------
                             RATIOS TO AVERAGE NET ASSETS: #
                             --------------------------------
                                   NET INVESTMENT
                                    INCOME (LOSS)
                                 WITHOUT WAIVERS,   PORTFOLIO
                                   REIMBURSEMENTS    TURNOVER
                             AND EARNINGS CREDITS    RATE (b)
U.S. TREASURY INCOME FUND^^
Year Ended 8/31/04                             --%         --%
-------------------------------------------------------------
Year Ended 8/31/03                           3.72%        106%
-------------------------------------------------------------
11/1/01 Through 8/31/02                      3.76%        228%
-------------------------------------------------------------
2/16/01** Through 10/31/01                   4.30%        134%
-------------------------------------------------------------

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus. You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392

KANSAS CITY, MO 64121-9392


If you buy shares through an institution Please contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Funds' Investment Company Act File Nos. are:

JPMorgan Bond Fund                     811-07342
JPMorgan Bond Fund II                  811-07843
JPMorgan Fleming Emerging Markets
  Debt Fund                            811-07340
JPMorgan Global Strategic Income Fund  811-07342
JPMorgan Short Term Bond Fund          811-07342
JPMorgan Short Term Bond Fund II       811-05151
JPMorgan U.S. Treasury Income Fund     811-05151


(C) J.P. Morgan Chase & Co. All Rights Reserved. December 2004

PR-INCS

JPMORGAN FUNDS


PROSPECTUS DECEMBER 27 2004


[GRAPHIC]

JPMORGAN INCOME FUNDS

CLASS M SHARES

SHORT TERM BOND FUND II

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Short Term Bond Fund II                                                        1

The Fund's Management and Administration                                       7

How to Do Business with the Fund                                               9

    Purchasing Fund Shares                                                     9

    Sales Charges                                                             12

    Rule 12b-1 Fees                                                           13

    Shareholder Servicing Fees                                                13

    Exchanging Fund Shares                                                    13

    Redeeming Fund Shares                                                     14

Shareholder Information                                                       16

    Distributions and Taxes                                                   16

    Availability of Proxy Voting Record                                       16

    Portfolio Holdings Disclosure                                             16

Future Changes to Certain Information Concerning the Fund                     18

Investments                                                                   28

Risk and Reward Elements                                                      30

Financial Highlights                                                          34

How to Reach Us                                                       BACK COVER

JPMORGAN SHORT TERM BOND FUND II


RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES____.


THE FUND'S OBJECTIVE
THE FUND SEEKS A HIGH LEVEL OF INCOME, CONSISTENT WITH PRESERVATION OF CAPITAL.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


Substantially all of the Fund's investments will be rated investment grade, by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or unrated but deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality.


The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may not invest in equity securities or securities of other investment companies (with the exception of shares of money market funds).

The Fund's Board of Trustees may change any of these investment policies (but not its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

                                                     PROSPECTUS DECEMBER 27 2004


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can also be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares have varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman 1-3 Year U.S. Government Bond Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for front-end sales loads. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for Class M Shares reflect the deduction of the maximum front end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994      2.38%
1995      8.22%
1996      5.29%
1997      5.82%
1998      5.21%
1999      2.64%
2000      7.01%
2001      6.58%
2002      4.95%
2003      1.10%


BEST QUARTER 3rd quarter, 2001                2.96%

WORST QUARTER 4th quarter, 2003              -0.27%



The Fund's year-to-date total return as 9/30/04 of was 0.77%.

* The Fund's performance for the period before Class M was launched on 7/1/99 is based on the performance of Class A Shares of the Fund and returns for the period 1/1/94 through 5/6/96 reflect the performance of the Select Class Shares. During these periods, the actual returns of Class M Shares would have been lower than shown because Class M Shares have higher expenses than the above-mentioned classes.


(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR THE PERIODS ENDED DECEMBER 31, 2003*



                                                                        PAST 1 YEAR   PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------------
CLASS M SHARES

Return Before Taxes                                                           (0.44)          4.10             4.73

Return After Taxes on Distributions                                           (1.12)          2.51             2.86

Return After Taxes on Distributions and Sale of Fund Shares                   (0.29)          2.51             2.85

LEHMAN 1-3 YEAR U.S. GOV'T BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                            2.02           5.51             5.73

LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                              2.64           4.95             5.19


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS M SHARES

The expenses of Class M Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FUND'S FEE AND EXPENSE TABLE IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUND." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                                    CLASS M SHARES
--------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                             1.50

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                             NONE

* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS M ASSETS)


MANAGEMENT FEES                                                             0.25
DISTRIBUTION (RULE 12b-1) FEES                                              0.35
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             1.00


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class M Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00%, of their average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class M Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUND." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Class M Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Class M Shares and your actual costs may be higher or lower.


                                    1 YEAR        3 YEARS         5 YEARS         10 YEARS
------------------------------------------------------------------------------------------
YOUR COST($)*
(WITH OR WITHOUT REDEMPTION)


*    Assumes sales charge is deducted when shares are purchased.

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Fund is a series of J.P. Morgan Mutual Fund Group, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities. Certain changes to the organization of the Trust are being proposed for shareholder approval. For information about these proposed changes, see "Future Changes to Certain Information Concerning the Fund" below.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


The Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-348-4782 to obtain more information concerning all of the Fund's share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM, which is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers) of 0.25% of average daily net assets.


THE PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMIM.


FUND MANAGER COMPENSATION
All of the portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage.


THE FUND'S ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

Through February 18, 2005, JPMorgan Chase Bank, NA (JPMorgan Chase Bank) will provide administrative services and oversee the Fund's other service providers. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Fund's administrator and will provide administrative services and oversee the Fund's other service providers. The Fund's administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services:
0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Fund's customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class M Shares of the Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.


Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Fund's shareholder servicing agent. For more information regarding the transitions of the administrator and the shareholder servicing agent, read "Future Changes to Certain Information Concerning the Fund" below.


THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (Distributor) is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the distributor for the Fund.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Fund to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee and the payments made by the Distributor pursuant to the Fund's 12b-1 Plan, any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your investment representative (Financial Intermediary). Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will typically be held for you by the Financial Intermediary; and

-  Directly from the Fund through the JPMorgan Funds Service Center.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or an authorized agent of the Fund in "proper form" before 4:00 p.m. Eastern Time (ET) will be effective that day. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a fund followed by a redemption or exchange out of the same fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm a fund's performance. To the extent that a fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that those funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide a fund with a net purchase or redemption request on any given day where purchasers of that fund's shares and redeemers of the fund's shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by a fund. While the JPMorgan Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the JPMorgan Funds and there can be no assurances that the JPMorgan Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds, including the Fund, are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. In addition to the Fund, those JPMorgan Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Term Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund (Short-Term Bond Funds) and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Fund and those JPMorgan Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of the Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Investors must buy a minimum of $2,500 worth of Class M Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. [An investor can combine purchases of shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum.]

You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.

The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-348-4782.

If you are purchasing shares directly from the Fund, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. You will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you choose to pay by wire, please call 1-800-348-4782 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, NA
ATTN: _______________________
ABA 021000021
DDA 323125832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-M)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

Make your check out to JPMORGAN FUNDS in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party checks" and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- How do I redeem shares?"

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Fund. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. ET on the settlement date.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

If you have any questions, contact your Financial Intermediary or call 1-800-348-4782.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, NA
ATTN: _______________________
ABA 021000021
DDA 323125832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-M)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation may come from sales charges, Rule 12b-1 fees and/or payments by the Distributor or affiliates of the Distributor from its or their own resources. The following table shows the sales charge for the Class M Shares of the Fund and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in "The Fund's Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination of sales charges on Class M Shares of the Fund, visit www.jpmorganfunds.com or call 1-800-348-4782. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS M SHARES
Class M Shares of the Fund are offered at NAV, plus an initial sales charge unless you qualify for a waiver of the sales charge. The amount of the initial sales charge you will pay will vary depending on the dollar amount of your investment.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUNDS



                                                                           SALES
                                                                          CHARGE
                                                                      RE-ALLOWED
                                                                      TO DEALERS
                                     AS % OF THE           AS %          AS % OF
                                        OFFERING         OF NET         OFFERING
AMOUNT OF                                  PRICE         AMOUNT            PRICE
PURCHASES                              PER SHARE       INVESTED        PER SHARE
--------------------------------------------------------------------------------
LESS THAN $1,000,000                        1.50           1.52             1.00

$1,000,000 OR MORE*                         NONE           NONE                 **



*    There is no sales charge for investments of $1 million or more in the Fund.

**   See separate schedule in the Statement of Additional Information.

At times the Fund's Distributor may re-allow up to the entire sales charge to certain broker-dealers.

WAIVER OF THE CLASS M SALES CHARGE
No sales charge is imposed on Class M Shares of the Funds if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund [if a comparable sales charge had been paid for the exchanged shares.]

3. Bought by shareholders of record of any former Chase Vista Funds, as of November 30, 1990, and certain immediate family members, so long as they continue to own Class M Shares of any former Chase Vista Funds, provided there is no change in account registration.

To take advantage of any of these Class M sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-348-4782 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES
The Fund described in this prospectus has adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

Class M Shares pay a Rule 12b-1 fee of 0.35% of the average daily net assets of the Fund.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING FEES
JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Fund to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. Any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at its or their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Beginning 15 days after you buy your shares, you may exchange your shares for shares of the same class of certain other JPMorgan Funds as follows:

Class M Shares of the Fund may be exchanged for Class M Shares of another JPMorgan Fund.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-348-4782.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.

ARE EXCHANGES TAXABLE?
Generally, an exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the Fund, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business.

Redemption requests received by the Fund or an authorized agent of the Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

All required documentation in the proper form must accompany a redemption request. The Fund may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

Unless you indicated otherwise on your Account Application, you may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Fund.

You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described.

WHAT WILL MY SHARES BE WORTH?
If you own Class M Shares and the Fund or an authorized agent of the Fund receives your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption request is received.

CAN I REDEEM BY TELEPHONE?
Yes, unless you indicated otherwise on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with designated on your Fund account.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of the Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

The Statement of Additional Information offers more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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SHAREHOLDER INFORMATION


DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.


The Fund declares and pays ordinary income dividends monthly. Effective from and after January 1, 2005, the Fund will generally declare dividends on the last business day of each month and pay such dividends on the first business day of the following month. The Fund makes capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.


You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other nontaxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the JPMorgan Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Funds' top ten holdings as of the last day of each month and each calendar quarter are posted on its website at www.jpmorganfunds.com, 15 days after the end of that month or calendar quarter, respectively.

The Funds' top ten holdings as of the last day of each month and each calendar quarter are posted on its website at www.jpmorganfunds.com, 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-348-4782.

A description of the JPMorgan Funds' policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUND

On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (BOIA), One Group Dealer Services, Inc. (Distributor), and One Group Administrative Services, Inc. (OGA) merged into JPMorgan Chase & Co. BOIA, the Distributor and OGA are the investment adviser, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date BOIA, OGA and the Distributor became affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. At Board meetings held in June and July 2004, BOIA, OGA, JPMIM and JPMorgan Chase Bank discussed various aspects of the proposed integration plan with the Board of Trustees of One Group Mutual Funds and the Board of Directors and Boards of Trustees, as applicable (Boards), of the JPMorgan Funds, respectively. At meetings held in August 2004, BOIA and OGA made proposals to the Board of Trustees of One Group Mutual Funds and JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve those goals. BOIA and JPMIM, however, will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds, and on August 19, 2004, the Boards of the JPMorgan Funds, approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and single form of declaration of trust; (iv) electing a single board of trustees and senior officers; (v) proposing certain changes to fundamental investment policies of some of the JPMorgan Funds and all of the One Group Funds; (vi) engaging a common set of service providers; and (vii) conforming redemption fee practices.

- COMMON FEE STRUCTURE: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved a series of proposals designed to facilitate the integration of One Group Mutual Funds with the JPMorgan Funds into an integrated fund complex in which all of the Funds have a common pricing structure. The pricing changes, which go into effect on February 19, 2005 unless specifically indicated otherwise below include the following:

   - Lowering the investment advisory fees applicable to many of the One Group Funds and all of the JPMorgan money market funds. Some of these lower advisory fees for certain of the One Group Funds, which will go into effect prior to February 19, 2005, are also the result of the commitments made by BOIA to reduce its management fees for certain One Group Funds in the settlement agreement with the New York Attorney General;

   - Lowering the fees payable to the Distributor under Distribution and Shareholder Services Plans with respect to the Class A, Class B and Class C shares of the One Group Funds such that the Rule 12b-1 fee applicable to Class A shares is lowered from 0.35% of average daily net assets of the Class A shares to 0.25% of average daily net assets of the Class A shares and the Rule 12b-1 fee applicable to Class B and C shares is lowered from 1.00% of the average daily net assets of the Class B and C shares to 0.75% of average daily net assets of the Class B and C shares. At the same time, shareholder servicing activities will be removed from each of those Distribution and Shareholder Services Plans;

   - Eliminating the current Shareholder Services Plan that applies with respect to the Administrative Class and Class S shares of the One Group Funds and replacing it with a non-Rule 12b-1 shareholder servicing fee paid pursuant to a Shareholder Services Agreement with One Group Dealer Services, Inc.;

   - With regard to One Group Mutual Funds, imposing a separate non-Rule 12b-1 shareholder servicing fee, paid pursuant to a Shareholder Servicing Agreement with One Group Dealer Services, Inc., at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares;

   - With regard to the JPMorgan Funds, increasing the existing shareholder services fees by 0.05% with respect to each of the following classes of shares of the JPMorgan money market funds: Agency, Cash Management, Premier and Reserve;

   - With regard to the Class A shares of the JPMorgan Funds, adopting the initial sales charge schedule currently in effect for the One Group Funds. This will generally mean that the initial sales charge on Class A shares of the JPMorgan Funds will be decreasing. For example, on JPMorgan equity funds, the initial sales charge will be decreasing from 5.75% of the offering price to 5.25% of the offering price;

   - Lowering the administration fee applicable to One Group Mutual Funds by adopting the complex-wide fee structures for administration services currently utilized by the JPMorgan Funds. Since both the One Group Funds and the JPMorgan Funds will be applying the complex-wide fee structures, the administration fees applicable to the JPMorgan Funds will be lower as well; and

   - Charging custody, fund accounting and transfer agency fees to both the One Group Mutual Funds and the JPMorgan Funds pursuant to a common fee schedule.

BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of each class of shares of One Group Mutual Funds and the JPMorgan Funds, as needed, in order to assure that, for the Acquired Funds listed in the table below, the Net Expense level for the Funds following the mergers is at least as low as the Net Expense level currently in effect, if not lower, with the few exceptions discussed here. The Net Expense level for shares of the JPMorgan Liquid Assets Money Market Fund will be equal to, or lower than in the case of the Institutional Class shares, the contractual expense limitation currently in effect, although it will be higher than the net expenses as a result of voluntary fee waivers and reimbursements currently being made by JPMIM. The Net Expense level for the Agency class shares of JPMorgan Treasury Plus Money Market Fund and the Select class shares of JPMorgan Prime Money Market Fund will be increasing by 0.01% and the Net Expense level for the Class S shares of One Group Institutional Prime Money Market Fund will be increasing by 0.04%. The Net Expense levels for all other Funds will be the same or lower than the contractual caps currently in effect. Although gross expense levels (i.e., expenses before waivers or reimbursements) for certain classes of certain Funds may increase as a result of these changes, the contractual fee waivers or reductions and expense reimbursements will continue in effect for at least one year from February 18, 2005.

- ELIMINATION OF OVERLAPPING OR DUPLICATIVE PRODUCT OFFERINGS: As part of the plan to integrate the two fund complexes, BOIA and JPMIM undertook a review of their various product offerings to determine whether there would be any overlapping or duplicative product offerings following the integration of the two fund complexes. At the Board meetings held August 12, 2004 and August 19, 2004, BOIA and JPMIM each recommended a series of individual fund mergers. After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed merger transaction were compatible, (2) each of the proposed mergers would be in the best interests of each affected Fund and its shareholders, and (3) each of the proposed mergers would not result in the dilution of the interests of the Funds or their shareholders, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved the following merger transactions:



ACQUIRED FUNDS                                           ACQUIRING FUNDS
JPMorgan Bond                 MERGES WITH                One Group Bond Fund
Fund II (a series of            AND INTO                 (a series of One
J.P. Morgan Mutual                                       Group Mutual Funds)
Fund Select Group)

JPMorgan Equity               MERGES WITH                One Group Large Cap
Growth Fund (a                  AND INTO                 Growth Fund (a series
series of J.P. Morgan                                    of One Group Mutual
Mutual Fund                                              Funds)
Investment Trust)

JPMorgan Equity               MERGES WITH                One Group Equity
Income Fund (a                  AND INTO                 Income Fund (a series
series of J.P. Morgan                                    of One Group Mutual
Mutual Fund                                              Funds)
Investment Trust)

JPMorgan Global 50            MERGES WITH                JPMorgan Fleming
Fund (a series of               AND INTO                 International
J.P. Morgan Series                                       Opportunities Fund (a
Trust)                                                   series of J.P. Morgan
                                                         Institutional Funds)

JPMorgan Liquid               MERGES WITH                One Group Prime
Assets Money Market             AND INTO                 Money Market Fund
Fund (a series of                                        (a series of One
J.P. Morgan Mutual                                       Group Mutual Funds)
Fund Trust)

JPMorgan Strategic            MERGES WITH                JPMorgan Global
Income Fund (a                  AND INTO                 Strategic Income
series of J.P. Morgan                                    Fund (a series of
Mutual Fund Group)                                       J.P. Morgan
                                                         Institutional Funds)

JPMorgan Tax Free             MERGES WITH                One Group Tax-Free
Income Fund (a                  AND INTO                 Bond Fund (a series
series of J.P. Morgan                                    of One Group Mutual
Mutual Fund Select                                       Funds)
Trust)

JPMorgan Treasury             MERGES WITH                One Group U.S.
Plus Money Market               AND INTO                 Treasury Securities
Fund (a series of                                        Money Market Fund
J.P. Morgan Mutual                                       (a series of One
Fund Trust)                                              Group Mutual Funds)

JPMorgan U.S.                 MERGE WITH                 One Group
Government Money               AND INTO                  Government Money
Market Fund (a series                                    Market Fund (a series
of J.P. Morgan Mutual                                    of One Group
Fund Trust)                                              Mutual Funds)
One Group U.S.
Government
Securities Money
Market Fund (a
series of One
Group Mutual Funds)

JPMorgan U.S.                 MERGE WITH                 One Group Small Cap
Small Company                  AND INTO                  Growth Fund
Opportunities Fund                                       (a series of One
(a series of                                             Group Mutual Funds)
J.P. Morgan Funds)
JPMorgan Small Cap
Growth Fund (a
series of J.P. Morgan
Fleming Mutual
Fund Group, Inc.)

JPMorgan U.S.                 MERGES WITH                One Group
Treasury Income                 AND INTO                 Government Bond
Fund (a series of                                        Fund (a series of
J.P. Morgan Mutual                                       One Group Mutual
Fund Group)                                              Funds)

One Group Balanced            MERGES WITH                JPMorgan Diversified
Fund (a series of               AND INTO                 Fund (a series of
One Group Mutual                                         J.P. Morgan
Funds)                                                   Institutional Funds)

One Group                     MERGES WITH                JPMorgan U.S. Equity
Diversified Equity              AND INTO                 Fund (a series of
Fund (a series of One                                    J.P. Morgan
Group Mutual Funds)                                      Institutional Funds)

One Group                     MERGES WITH                JPMorgan Fleming
Diversified                     AND INTO                 International Equity
International Fund                                       Fund (a series of
(a series of One                                         J.P. Morgan Mutual
Group Mutual Funds)                                      Fund Select Group)

One Group Health              MERGES WITH                JPMorgan Global
Sciences Fund                   AND INTO                 Healthcare Fund (a
(a series of One                                         series of J.P. Morgan
Group Mutual Funds)                                      Series Trust)

ACQUIRED FUNDS                                           ACQUIRING FUNDS
One Group                     MERGES WITH                JPMorgan Prime
Institutional Prime             AND INTO                 Money Market
Money Market Fund                                        Fund (a series of
(a series of One                                         J.P. Morgan Mutual
Group Mutual Funds)                                      Fund Trust)

One Group                     MERGES WITH                JPMorgan
Intermediate Tax-               AND INTO                 Intermediate Tax Free
Free Bond Fund (a                                        Income Fund (a series
series of One Group                                      of J.P. Morgan Mutual
Mutual Funds)                                            Fund Select Trust)

One Group Treasury            MERGES WITH                JPMorgan 100%
Only Money Market               AND INTO                 U.S. Treasury
Fund (a series of                                        Securities Money
One Group Mutual                                         Market Select Fund
Funds)                                                   (a series of
                                                         J.P. Morgan Mutual
                                                         Fund Trust)



Each of the individual merger transactions above is subject to the approval of shareholders of the Acquired Fund at a shareholder meeting scheduled to be held on January 20, 2005. Each of the mergers listed above, if approved by shareholders, is expected to close on February 18, 2005, or such later date as the parties to each such transaction shall agree.

In the case of each merger listed above, if such merger is approved by the shareholders of the Acquired Fund, each Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of the net assets of each Acquired Fund being transferred. Following the transfer, each shareholder of the Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of that shareholder's Acquired Fund shares. The closing of each merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

- REDOMICILIATION AS A DELAWARE STATUTORY TRUST: On August 12, 2004, the Board of One Group Mutual Funds approved the reorganization and redomiciliation of One Group Mutual Funds into a Delaware statutory trust to be known as JPMorgan Trust II. On August 19, 2004, the Boards of the JPMorgan Funds approved the reorganization and redomiciliation of the JPMorgan Funds into a Delaware statutory trust to be known as JPMorgan Trust I. Each of these Board approvals is subject to the approval of the reorganization and redomiciliation transaction by shareholders of the affected Funds at shareholder meetings scheduled to be held on January 20, 2005. If approved, the reorganization and redomiciliation transactions are expected to close on or about February 19, 2005.

- ELECTION OF A SINGLE BOARD OF TRUSTEES: At the meeting of shareholders of One Group Mutual Funds and the JPMorgan Funds scheduled to be held on January 20, 2005, shareholders of both One Group Mutual Funds and the JPMorgan Funds will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Mutual Funds and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders of One Group Mutual Funds and shareholders of the JPMorgan Funds, this 13-member Board of Trustees will take office effective February 19, 2005 and will oversee all of One Group Mutual Funds and the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be asked to amend the Declaration of Trust of One Group Mutual Funds to allow for a Board with more than 10 members.

- FUNDAMENTAL INVESTMENT POLICIES AND/OR RESTRICTIONS: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the respective Boards of the JPMorgan Funds voted to recommend that shareholders of the Funds approve the amendment of certain of the Funds' fundamental investment policies and/or restrictions. The Board of Trustees of One Group Mutual Funds also voted to recommend the elimination of certain fundamental investment restrictions that are not required by the Investment Company Act of 1940, as amended (1940 Act). The proposed changes in the Funds' fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize certain fundamental investment policies and/or restrictions of the Funds that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes in certain fundamental investment policies and/or restrictions of some or all of the Funds will allow the affected Funds greater flexibility to respond to future investment opportunities, BOIA and JPMIM have indicated to the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds, respectively, that they do not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the affected
   Funds or the manner in which the affected Funds are managed. Shareholders of the affected Funds will be asked to vote on these proposals at shareholder meetings scheduled to be held January 20, 2005.

- COMMON SERVICE PROVIDERS: By February 19, 2005, One Group Mutual Funds and the JPMorgan Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian and fund accounting agent. This will mean certain new service providers for both One Group Mutual Funds and the JPMorgan Funds.

   - INVESTMENT ADVICE. As mentioned above, each Fund will continue to contract for investment advisory services from its current investment adviser, as described in the current prospectus, except that JPMIM will serve as investment advisor to the One Group International Equity Index Fund if a new Investment Advisory Agreement with JPMIM is approved by the shareholders of the One Group International Equity Index Fund.

   - ADMINISTRATION. One Group Mutual Funds will continue to have its current administrator, OGA, as its administrator. The JPMorgan Funds will change their administrator to OGA effective February 19, 2005. The new fee rate for most equity and fixed income funds, which is the same as the fee rate currently in place for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act (Money Market Funds)); and 0.075% of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion. The new fee rate for Money Market Funds, which is the same as the fee rate in place currently for the JPMorgan Funds that are Money Market Funds, will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the Money Market Funds and 0.05% of the average daily net assets of the Money Market Funds over $100 billion. The fee rates for the One Group Investor Funds, the JPMorgan Growth and Income Fund, the JPMorgan Select Growth and Income Fund and the Growth and Income Portfolio will remain the same. All shareholders servicing and fund accounting activities currently provided under the Management and Administration Agreement with OGA will be removed from that Agreement and instead will be put into separate agreements with other service providers as described below.

   - DISTRIBUTION. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the continuation of One Group Dealer Services, Inc., as the distributor of One Group Mutual Funds, following the integration transactions. On August 19, 2004, the Board of the JPMorgan Funds approved the appointment of One Group Dealer Services, Inc. as distributor of the JPMorgan Funds effective February 19, 2005.

   - SHAREHOLDER SERVICING. Beginning February 19, 2005, One Group Dealer Services, Inc. will begin providing certain shareholder services to One Group Mutual Funds and the JPMorgan Funds under separate Shareholder Servicing Agreements with the Funds. Most of the shareholder servicing activities that will be provided under the Shareholder Servicing Agreement with One Group Dealer Services, Inc. are currently provided to One Group Mutual Funds under the shareholder servicing portion of the Distribution and Shareholder Services Plans, provided such services are not distribution-related, under Shareholder Servicing Plans, or under the Management and Administration Agreement with OGA. For the JPMorgan Funds, the Shareholder Servicing Agreement with One Group Dealer Services, Inc. will replace the existing shareholder servicing agreements that are currently in place with JPMorgan Chase Bank, an affiliate of One Group Dealer Services, Inc. Under the Shareholder Servicing Agreements, One Group Dealer Services, Inc. will receive a fee at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares. One Group Dealer Services, Inc. will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

   - TRANSFER AGENCY. On August 12, 2004, the Board of One Group Mutual Funds approved an agreement with Boston Financial Data Services, Inc. (BFDS) to act as the Funds' transfer and dividend distribution agent. On August 19, 2004, the Boards of the JPMorgan Funds also approved an agreement with BFDS to act as the Funds' transfer and dividend distribution agent following the integration transactions. The transition to BFDS from the Funds' current transfer and dividend distribution agents, State Street Bank and Trust Company in the case of One Group Mutual Funds and DST Systems, Inc. in the case of the JPMorgan Funds, each an affiliate of BFDS, is expected to be completed February 2005. Shareholders should not experience any differences in the level or quality of services received as a result of this transition.

   - CUSTODY. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved an agreement with JPMorgan Chase Bank, an affiliate of BOIA, JPMIM, OGA and the Distributor to act as the Funds' custodian. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the custodian for the JPMorgan Funds following the integration transactions. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for One Group Mutual Funds, is expected to be completed in December 2004. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

   - SECURITIES LENDING. Currently, Bank One Trust Company, N.A. serves as sub-custodian for One Group Mutual Funds in connection with their securities lending activities and receives a fee for those services. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds. JPMorgan Chase Bank will continue as the securities lending agent for the JPMorgan Funds following the integration transaction. The transition from Bank One Trust Company, N.A. to JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds is expected to begin in October 2004 and be completed in December 2004. Both Bank One Trust Company, N.A. and JPMorgan Chase Bank are affiliates of BOIA, JPMIM, OGA and the Distributor. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

   - FUND ACCOUNTING. Currently, fund accounting services for One Group Mutual Funds are provided by OGA under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the transition of the fund accounting services to JPMorgan Chase Bank, effective February 19, 2005. As a result of this appointment, effective February 19, 2005, the fund accounting fees will be charged directly to the One Group Funds. Shareholders of One Group Mutual Funds should not experience any differences in the level or quality of services received as a result of this transition. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the fund accounting agent for the JPMorgan Funds.

- COMMON METHODS OF DOING BUSINESS WITH THE FUNDS: As a result of the changes in service providers, by February 19, 2005, there will be no difference between the way shareholders do business with One Group Mutual Funds and the way shareholders do business with the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be able to exchange their shares of One Group Mutual Funds for shares of JPMorgan Funds, subject to generally applicable restrictions, and shareholders of JPMorgan Funds will have the same exchange privileges. In addition, shareholders of One Group Mutual Funds will be able to count purchases of JPMorgan Fund shares, and shareholders of the JPMorgan Funds will be able to count purchases of One Group Mutual Funds shares, toward fulfillment of letters of intent or statements of intention and toward the right of accumulation or cumulative quantity discount to the same extent that they can currently count purchases of shares of One Group Mutual Funds or the JPMorgan Funds, respectively. Shares of the JPMorgan Funds and One Group Mutual Funds count under letters of intent and statements of intention for both the One Group Mutual Funds and the JPMorgan Funds.

- REDEMPTION FEES: The Board of Trustees of One Group Mutual Funds approved the elimination of the 2% redemption fee on the One Group Market Neutral Fund effective for sales of shares after October 28, 2004. For sales of shares of One Group Market Neutral Fund prior to October 28, 2004, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

   For shares of the following One Group Funds, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to the exceptions noted in the applicable prospectuses:
   One Group Diversified International Fund, One Group Health Sciences Fund, One Group High Yield Bond Fund, One Group International Equity Index Fund and One Group Technology Fund. With respect to purchases of shares of those Funds prior to October 28, 2004, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

   On August 19, 2004, the Boards of certain of the JPMorgan Funds approved the imposition of a redemption fee on shares of certain Funds purchased after February 18, 2005. For shares of the JPMorgan Funds listed below purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to certain exceptions which will be noted in the applicable prospectuses.

   JPMorgan Fleming Asia Equity Fund

   JPMorgan Fleming Emerging Markets Debt Fund

   JPMorgan Fleming Emerging Markets Equity Fund

   JPMorgan Fleming International Equity Fund

   JPMorgan Fleming International Growth Fund

   JPMorgan Fleming International Opportunities Fund

   JPMorgan Fleming International Small Cap Equity Fund

   JPMorgan Fleming International Value Fund

   JPMorgan Fleming Intrepid European Fund

   JPMorgan Fleming Japan Fund

   JPMorgan Fleming Tax Aware International Opportunities Fund

   JPMorgan Global 50 Fund

   JPMorgan Global Healthcare Fund

   JPMorgan Global Strategic Income Fund

FEES AND EXPENSES
EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE BELOW. THE INFORMATION IS BASED ON ESTIMATED AMOUNTS FOR THE PERIOD COMMENCING ON FEBRUARY 19, 2005 AND ENDING ON DECEMBER 31, 2006.

                             SHORT TERM BOND FUND II

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)



                                                                  CLASS M SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                           3.00

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS LOWER OF
ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                              NONE



* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS M ASSETS)



                                                                  CLASS M SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.25
DISTRIBUTION (RULE 12b-1) FEES                                              0.35
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (    )

NET EXPENSES(2)                                                             1.00



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class M Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class M Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class M Shares, and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:



                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS M SHARES* ($)



*    Assumes sales charge is deducted when shares are purchased.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of OGDS, OGA and BOIA, the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. OGDS and OGA became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

JPMORGAN INCOME FUNDS

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                               /X/ Permitted
                                                               / / Not permitted

                                                                                                                       SHORT
                                                                                                                        TERM
                                                                                   RELATED TYPES OF RISK            BOND FUND II
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets,    credit, interest rate, market,        /X/
such as auto or credit card receivables.                                           prepayment

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and             credit, currency, liquidity,          /X/
bankers' acceptances of domestic and foreign issuers.                              political

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks    credit, currency, interest            /X/
or corporations. These securities are usually discounted and are rated by S&P,     rate, liquidity, market,
Moody's or another nationally recognized statistical rating organizations.         political

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be            credit, currency, interest            / /
converted into equity securities at a future time and price.                       rate, liquidity, market,
                                                                                   political, valuation

CORPORATE BONDS Debt securities of domestic and foreign industrial, utitity,       credit, currency, interest            /X/
banking and other financial institutions.                                          rate, liquidity, market,
                                                                                   political, valuation

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien   credit, environmental,                /X/
on property as security for the loan payment.                                      extension, interest rate,
                                                                                   liquidity, market, natural
                                                                                   event, political, prepayment,
                                                                                   valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Federal Home   credit, currency, extension,          /X/
Loan Banks, Freddie Macs, Fannie Maes) which represent interest in pools of        interest rate, leverage,
mortgages, whereby the principal and interest paid every month is passed through   market, political, prepayment
to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed             currency, extension, interest         /X/(1)
securities with the promise to purchase similar securities at a later date.        rate, leverage, liquidity,
Segregated liquid assets are used to offset leverage risk.                         market, political, prepayment

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar   credit, currency, extension,          /X/
securities or obligations.                                                         interest rate, liquidity,
                                                                                   political, prepayment

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an         credit, interest rate,                /X/
institutional investor.                                                            liquidity, market, valuation

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that         credit, interest rate,                /X/
invest in real estate or are secured by real estate.                               liquidity, market, natural
                                                                                   event, prepayment, valuation

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a security     credit                                /X/
and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and      credit, leverage                      /X/
agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or     credit, currency, interest            / /
non-dollar-denominated securities issued by foreign governments or supranational   rate, market, political
organizations. Brady Bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments   credit, currency, interest            /X/
with a counterparty. Segregated liquid assets are used to offset leverage risk.    rate, leverage, market,
                                                                                   political, valuation

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general            credit, interest rate, market,        /X/
obligation and revenue bonds, whose interest is exempt from federal taxation and   natural event, political
state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds)     interest rate                         /X/
guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign     credit, currency, interest            /X/
securities offering non-cash or delayed-cash payment. Their prices are typically   rate, liquidity, market,
more volatile than those of some other debt instruments and involve certain        political, valuation
special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                             AND REWARD
MARKET CONDITIONS

-  The Fund's share price, yield,     -  Bonds have generally outperformed money    -  Under normal circumstances the Fund plans
   and total return will fluctuate       market investments over the long term,        to remain fully invested in bonds and
   in response to bond market            with less risk than stocks                    other fixed income securities and may
   movements                                                                           invest uninvested cash in affiliated
                                      -  Most bonds will rise in value when            money market funds
-  The value of most bonds will          interest rates fall
   fall when interest rates rise;                                                   -  Bond investments may include U.S. and
   the longer a bond's maturity and   -  Mortgage-backed and asset-backed              foreign corporate and government bonds,
   the lower its credit quality,         securities and direct mortgages can           mortgage-backed and asset-backed
   the more its value typically          offer attractive returns                      securities participation interests and
   falls                                                                               private placements

-  Adverse market conditions may                                                    -  The Fund seeks to limit risk and enhance
   from time to time cause the Fund                                                    total return or yields through careful
   to take temporary defensive                                                         management, sector allocation, individual
   positions that are inconsistent                                                     securities selection, and duration
   with its principal investment                                                       management
   strategies and may hinder the
   Fund from achieving its                                                          -  During severe market downturns, the Fund
   investment objective                                                                has the option of investing up to 100% of
                                                                                       assets in high quality short-term
-  Mortgage-backed and asset-backed                                                    instruments
   securities (securities
   representing an interest in, or                                                  -  The adviser monitors interest rate
   secured by, a pool of mortgages                                                     trends, as well as geographic and
   or other assets such as                                                             demographic information related to
   receivables) and direct                                                             mortgage-backed securities and mortgage
   mortgages could generate capital                                                    prepayments
   losses or periods of low yields
   if they are paid off
   substantially earlier or later
   than anticipated

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                             AND REWARD

CREDIT QUALITY

-  The default of an issuer would     -  Investment-grade bonds have a lower risk   -  The Fund maintains its own policies for
   leave the Fund with unpaid            of default                                    balancing credit quality against
   interest or principal                                                               potential yields and gains in light of
                                      -  Junk bonds offer higher yields and            its investment goals
-  Junk bonds (those rated BB, Ba        higher potential gains
   or lower) have a higher risk of                                                  -  The adviser develops its own ratings of
   default, tend to be less liquid,                                                    unrated securities and makes a credit
   and may be more difficult to                                                        quality determination for unrated
   value                                                                               securities

FOREIGN INVESTMENTS

-  The Fund could lose money          -  Foreign bonds, which represent a major     -  Foreign bonds are a primary investment
   because of foreign government         portion of the world's fixed income           only for the Fund
   actions, political instability        securities, offer attractive potential
   or lack of adequate and accurate      performance and opportunities for          -  To the extent that the Fund invests in
   information                           diversification                               foreign bonds, it may manage the currency
                                                                                       exposure of its foreign investments
-  Currency exchange rate movements   -  Favorable exchange rate movements could       relative to its benchmark, and may hedge
   could reduce gains or create          generate gains or reduce losses               a portion of its foreign currency
   losses                                                                              exposure into the U.S. dollar from time
                                      -  Emerging markets can offer higher             to time (see also "Derivatives"); these
-  Currency and investment risks         returns                                       currency management techniques may not be
   tend to be higher in emerging                                                       available for certain emerging markets
   markets; these markets also                                                         investments
   present higher liquidity and
   valuation risks

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys securities      -  The Fund can take advantage of             -  The Fund segregates liquid assets to
   before issue or for delayed           attractive transaction opportunities          offset leverage risk
   delivery, it could be exposed to
   leverage risk if it does not
   segregate liquid assets

MANAGEMENT CHOICES

-  The Fund could underperform its    -  The Fund could outperform its benchmark    -  The adviser focuses its active management
   benchmark due to its sector,          due to these same choices                     on those areas where it believes its
   securities or duration choices                                                      commitment to research can most enhance
                                                                                       returns and manage risks in a consistent
                                                                                       way

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                             AND REWARD
DERIVATIVES

-  Derivatives such as futures,       -  Hedges that correlate well with            -  The Fund uses derivatives, such as
   options, swaps and forward            underlying positions can reduce or            futures, options, swaps and forward
   foreign currency contracts(1)         eliminate losses at low cost                  foreign currency contracts for hedging,
   that are used for hedging the                                                       for risk management (i.e., to adjust
   portfolio or specific securities   -  The Fund could make money and protect         duration or yield curve exposure or to
   may not fully offset the              against losses if management's analysis       establish or adjust exposure to
   underlying positions and this         proves correct                                particular securities, markets or
   could result in losses to the                                                       currencies); risk management may include
   Fund that would not have           -  Derivatives that involve leverage could       management of a Fund's exposure relative
   otherwise occurred                    generate substantial gains at low cost        to its benchmark

-  Derivatives used for risk                                                        -  The Fund only establishes hedges that
   management may not have the                                                         they expect will be highly correlated
   intended effects and may result                                                     with underlying positions
   in losses or missed
   opportunities                                                                    -  While the Fund may use derivatives that
                                                                                       incidentally involve leverage, it does
-  The counterparty to a                                                               not use them for the specific purpose of
   derivatives contract could                                                          leveraging its portfolio
   default
                                                                                    -  The Fund may use derivatives to increase
-  Certain types of derivatives                                                        income or gain
   involve costs to the Fund which
   can reduce returns

-  Derivatives that involve
   leverage could magnify losses

-  Derivatives used for non-hedging
   purposes could cause losses that
   exceed the original investment

-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by the
   Fund, accelerate recognition of
   income to the Fund, affect the
   holding period of the Fund's
   assets and defer recognition of
   certain of the Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                             AND REWARD
SECURITIES LENDING

-  When the Fund lends a security,    -  The Fund may enhance income through the    -  The adviser maintains a list of approved
   there is a risk that the loaned       investment of the collateral received         borrowers
   securities may not be returned        from the borrower
   if the borrower or the lending                                                   -  The Fund receives collateral equal to at
   agent defaults                                                                      least 100% of the current value of
                                                                                       securities loaned plus accrued interest
-  The collateral will be subject
   to the risks of the securities                                                   -  The lending agents indemnify the Fund
   in which it is invested                                                             against borrower default

                                                                                    -  The adviser's collateral investment
                                                                                       guidelines limit the quality and duration
                                                                                       of collateral investment to minimize
                                                                                       losses

                                                                                    -  Upon recall, the borrower must return the
                                                                                       securities loaned within the normal
                                                                                       settlement period

ILLIQUID HOLDINGS

-  The Fund could have difficulty     -  These holdings may offer more attractive   -  The Fund may not invest more than 15% of
   valuing these holdings precisely      yields or potential growth than               net assets in illiquid holdings
                                         comparable widely traded securities
-  The Fund could be unable to sell                                                 -  To maintain adequate liquidity to meet
   these holdings at the time or                                                       redemptions, the Fund may hold
   price desired                                                                       investment-grade short-term securities
                                                                                       (including repurchase agreements) and,
                                                                                       for temporary or extraordinary purposes,
                                                                                       may borrow from banks up to 33 1/3% of the
                                                                                       value of its total assets or draw on a
                                                                                       line of credit

SHORT-TERM TRADING

-  Increased trading would raise      -  The Fund could realize gains in a short    -  The Fund may use short-term trading to
   the Fund's transaction costs          period of time                                take advantage of attractive or
                                                                                       unexpected opportunities or to meet
-  Increased short-term capital       -  The Fund could protect against losses if      demands generated by shareholder activity
   gains distributions would raise       a bond is overvalued and its value later
   shareholders' income tax              falls
   liability

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

CLASS M


                                                              PER SHARE OPERATING PERFORMANCE:
                                ----------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                            ---------------------------------------   ----------------------------------------
                                                            NET GAINS
                                                          (LOSSES) ON
                                NET ASSET          NET     SECURITIES                  DIVIDENDS
                                   VALUE,   INVESTMENT          (BOTH    TOTAL FROM     FROM NET   DISTRIBUTIONS
                                BEGINNING       INCOME   REALIZED AND    INVESTMENT   INVESTMENT    FROM CAPITAL   TAX RETURN
                                OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS       INCOME           GAINS   OF CAPITAL
SHORT TERM BOND FUND II^^

Year Ended 8/31/04              $      --           --             --            --           --              --           --
------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03              $   10.33         0.21^         (0.04)         0.17         0.22            0.05           --+
------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02         $   10.37         0.23           0.06          0.29         0.22            0.11           --
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01             $    9.89         0.35^          0.58          0.93         0.45              --           --
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00             $    9.94         0.54          (0.05)         0.49         0.54              --           --
------------------------------------------------------------------------------------------------------------------------------
7/1/99** Through 10/31/99       $    9.98         0.16          (0.04)         0.12         0.16              --           --
------------------------------------------------------------------------------------------------------------------------------


 ^^  The fund changed its fiscal year end from October 31 to August 31.
 **  Commencement of offering of class of shares.
  ^  Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any front-end sales load.

                                     PER SHARE OPERATING PERFORMANCE:
                                ------------------------------------------
                                                 NET ASSET
                                        TOTAL   VALUE, END    TOTAL
                                DISTRIBUTIONS    OF PERIOD   RETURN (1)(b)
SHORT TERM BOND FUND II^^

Year Ended 8/31/04                         --   $       --       --%
--------------------------------------------------------------------------
Year Ended 8/31/03                       0.27   $    10.23     1.64%
--------------------------------------------------------------------------
11/1/01 Through 8/31/02                  0.33   $    10.33     2.92%
--------------------------------------------------------------------------
Year Ended 10/31/01                      0.45   $    10.37     9.63%
--------------------------------------------------------------------------
Year Ended 10/31/00                      0.54   $     9.89     5.04%
--------------------------------------------------------------------------
7/1/99** Through 10/31/99                0.16   $     9.94     1.26%
--------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA:
                                ----------------------------------------------------------------------------------------------------
                                                                        RATIOS TO AVERAGE NET ASSETS: #
                                              --------------------------------------------------------------------------------------
                                                                                                      NET INVESTMENT
                                NET ASSETS,                      NET                EXPENSES           INCOME (LOSS)
                                     END OF               INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,   PORTFOLIO
                                     PERIOD        NET        INCOME          REIMBURSEMENTS          REIMBURSEMENTS    TURNOVER
                                 (MILLIONS)   EXPENSES        (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS        RATE (b)
SHORT TERM BOND FUND II^^

Year Ended 8/31/04              $        --         --%           --%                     --%                     --%         --%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03              $     1,168       1.00%         2.07%                   1.04%                   2.03%        319%
------------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02         $     1,127       1.00%         2.41%                   1.03%                   2.38%        192%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01             $       689       1.00%         3.45%                   1.11%                   3.34%        315%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00             $        13       0.99%         5.51%                   1.73%                   4.77%        139%
------------------------------------------------------------------------------------------------------------------------------------
7/1/99** Through 10/31/99       $         3       0.97%         4.72%                   1.41%                   4.28%        302%
------------------------------------------------------------------------------------------------------------------------------------


(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  +  Amount rounds to less than .005%

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.


The Fund's Investment Company Act File No. is 811-05151


(C) J.P. Morgan Chase & Co. All Rights Reserved. December 2004

PR-STBIIM-__

JPMORGAN FUNDS



PROSPECTUS DECEMBER 27 2004


[GRAPHIC]

JPMORGAN INCOME FUNDS

CLASS M SHARES

STRATEGIC INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


Strategic Income Fund                                                          1

The Fund's Management and Administration                                       7

How to Do Business with the Fund                                               9

   Purchasing Fund Shares                                                      9

   Sales Charges                                                              12

   Rule 12b-1 Fees                                                            13

   Shareholder Servicing Fees                                                 13

   Exchanging Fund Shares                                                     13

   Redeeming Fund Shares                                                      14

Shareholder Information                                                       16

   Distributions and Taxes                                                    16

   Availability of Proxy Voting Record                                        16

   Portfolio Holdings Disclosure                                              17

Future Changes to Certain Information Concerning the Fund                     18

Investments                                                                   28

Risk and Reward Elements                                                      30

Financial Highlights                                                          34

How To Reach Us                                                       BACK COVER

JPMORGAN STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES - .


THE FUND'S OBJECTIVE
THE FUND SEEKS A HIGH LEVEL OF INCOME.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are primarily in the following market sectors:

- Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.

- Debt securities of foreign governments and companies including those located in emerging market countries. The Fund may invest only up to 30% of its net assets in issuers located in emerging market countries.

- High yield securities, which are below investment grade (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Under normal market conditions, the Fund will invest between 25% and 40% of its net assets in each of the three sectors. There is no limit on securities issued by the U.S. government or its agencies or authorities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), expects that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its net assets in debt securities of issuers in any one country other than the United States.

The Fund may borrow up to 10% of its net assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the adviser believes that the returns available through leveraging will provide a potentially higher return.

The Fund may also invest in high-quality short-term money market instruments and repurchase agreements.

The Fund may not invest in equity securities or securities of other investment companies with the exception of shares of money market funds.

The Fund's Board of Trustees may change any of these investment policies (except for its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.


Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.


Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund may use leverage, which increases the risk of loss of capital.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

- want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class M Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for Class M Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,(1)

1999    6.08%
2000    1.13%
2001    3.96%
2002    4.71%
2003   10.07%

BEST QUARTER 4th quarter, 2002         4.17%
WORST QUARTER 2nd quarter, 2002       -0.99%


The Fund's year-to-date total return as of 9/30/04 was 4.33%.


* The Fund's performance before Class M Shares were launched on 10/28/99 is based on the Class B Shares of the Fund. During this period, the actual returns of Class M Shares would have been lower than shown because Class M Shares had higher expenses than the Class B Shares.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                 PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
CLASS M SHARES

Return Before Taxes                                                     6.77            4.50             4.25

Return After Taxes on Distributions                                     4.92            1.89             1.66

Return After Taxes on Distributions and Sale of Fund Shares             4.35            2.17             1.97

LEHMAN AGGREGATE BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     4.11            6.62             6.57

LIPPER MULTI-SECTOR INCOME FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      16.16            5.18             5.05


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1)  The Fund commenced operations on 11/30/98.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS M SHARES

The expenses of Class M Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FUND'S FEE AND EXPENSE TABLE IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUND." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                    CLASS M SHARES
--------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                             3.00%

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                             NONE

* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS M ASSETS)


MANAGEMENT FEES                                                                               0.50

DISTRIBUTION (RULE 12b-1) FEES                                                                0.50

SHAREHOLDER SERVICE FEES                                                                      0.30

OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                                               1.45


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which the JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class M Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.45% of their average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class M Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.45% of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUND". In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class M Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Class M Shares and your actual costs may be higher or lower.


                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
YOUR COST ($)*
(WITH OR WITHOUT REDEMPTION)                 443


*    Assumes sales charge is deducted when shares are purchased.

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Fund is a series of J.P. Morgan Mutual Fund Group, a Massachusetts business trust. The Trust is governed by Trustees who are responsible for overseeing all business activities. Certain changes to the organization of the Trust are being proposed for shareholder approval. For information about these proposed changes, see "Future Changes to Certain Information Concerning the Fund" below.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


The Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-348-4782 to obtain more information concerning all of the Fund's other share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers) of 0.00%, of average daily net assets.


THE PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMIM.


FUND MANAGER COMPENSATION
All of the portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage.

THE FUND'S ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

Through February 18, 2005, JPMorgan Chase Bank, NA (JPMorgan Chase Bank) will provide administrative services and oversee the Fund's other service providers. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Fund's administrator and will provide administrative services and oversee the Fund's other service providers. The Fund's administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Fund's customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of the Class M Shares of the Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.30% annual fee to such entities for performing shareholder and administrative services. The Board of Trustees has determined that the amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Class M Shares of each Fund.


Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Fund's shareholder servicing agent. For more information regarding the transitions of the administrator and the shareholder servicing agent, read "Future Changes to Certain Information Concerning the Fund" below.


THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (Distributor) is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the distributor for the Fund.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Fund to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee and the payments made by the Distributor pursuant to the Fund's 12b-1 Plan, any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your investment representative (Financial Intermediary). Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will typically be held for you by the Financial Intermediary; and

- Directly from the Fund through the JPMorgan Funds Service Center.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted received by the Fund or an authorized agent of the Fund before 4:00 p.m. Eastern Time (ET) will be effective that day. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, uses reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into the Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund (Short-Term Bond Funds) and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Investors must buy a minimum of $2,500 worth of Class M Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. [An investor can combine purchases of shares of other JPMorgan Funds (except money market funds) in order to meet the minimum.]

You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.

The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-348-4782.

If you are purchasing shares directly from the Fund, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. You will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you choose to pay by wire, please call 1-800-348-4782 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, NA
ATTN: ______________________
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
  (EX: JPMORGAN ABC FUND-M)
YOUR FUND NUMBER & ACCOUNT NUMBER
  (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

Make your check out to JPMORGAN FUNDS in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party checks" and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- How do I redeem shares?"

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Fund. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. ET on the settlement date.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

If you have any questions, contact your Financial Intermediary or call 1-800-348-4782.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMORGAN CHASE BANK, NA
ATTN: ______________________
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
  (EX: JPMORGAN ABC FUND-M)
YOUR FUND NUMBER & ACCOUNT NUMBER
  (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation may come from sales charges, Rule 12b-1 fees and/or payments by the Distributor or affiliates of the Distributor from its or their own resources. The following table shows the sales charge for the Class M Shares of the Fund and the percentage of your investment that is paid as a commission to a Financial Advisor or Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in "The Fund's Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination of sales charges on Class M Shares of the Fund, visit www.jpmorganfunds.com or call 1-800-348-4782. You may also contact your financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS M SHARES
Class M Shares of the Fund are offered at NAV, plus an initial sales charge unless you qualify for a waiver of the sales charge. The amount of the initial sales charge you will pay will vary depending on the dollar amount of your investment.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUNDS



                               AS % OF THE           AS %
                                  OFFERING         OF NET
AMOUNT OF                            PRICE         AMOUNT
PURCHASES                        PER SHARE       INVESTED
----------------------------------------------------------
LESS THAN $1,000,000                 3.00%          3.04%

$1,000,000 OR MORE*                   None           None



 *   There is no sales charge for investments of $1 million or more in the Fund.

At times the Fund's Distributor may re-allow up to the entire sales charge to certain broker-dealers. The Fund's Distributor may make a payment to broker-dealers for investments of $1 million or more.

WAIVER OF THE CLASS M SALES CHARGE
No sales charge is imposed on Class M Shares of the Funds if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund [if a comparable sales charge had been paid for the exchanged shares.]

3. Bought by Shareholders of record of any former Chase Vista Funds, as of November 30, 1990, and certain immediate family members, so long as they continue to own Class M Shares of any former Chase Vista Funds, provided there is no change in account registration.

To take advantage of any of these Class M sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-348-4782 or contact your Financial Advisor or Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES
The Fund described in this prospectus has adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

Class M Shares pay a Rule 12b-1 fee of 0.50% of the average daily net assets of the Fund.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING FEES
JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Fund to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. Any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at its or their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Beginning 15 days after you buy your shares, you may exchange your shares for shares of the same class of certain other JPMorgan Funds, as follows:

Class M Shares of the Fund may be exchanged for Class M Shares of another JPMorgan Fund.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon sixty (60) days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-348-4782.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

- The Fund receives the request by 4:00 p.m. ET.

- You have contacted your Financial Intermediary, if necessary.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the Fund, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business.

Redemption requests received by the Fund or an authorized agent of the Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

All required documentation in the proper form must accompany a redemption request. The Fund may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

Unless you indicated otherwise on your Account Application, you may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Fund.

You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described.

WHAT WILL MY SHARES BE WORTH?
If you own Class M Shares and the Fund or an authorized agent of the Fund receives your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption request is received.

CAN I REDEEM BY TELEPHONE?
Yes, unless you indicated otherwise on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous thirty (30) days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

YOU MAY WRITE TO:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of the Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

The Statement of Additional Information offers more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION


DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.


The Fund declares and pays ordinary income dividends monthly. Effective from and after January 1, 2005, the Fund will generally declare dividends on the last business day of each month and pay such dividends on the first business day of the following month. The Fund makes capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.


You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the JPMorgan Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on its website at www.jpmorganfunds.com, 15 days after the end of that month or caldendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-348-4782.

A description of the JPMorgan Funds' policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUND

On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (BOIA), One Group Dealer Services, Inc. (Distributor), and One Group Administrative Services, Inc. (OGA) merged into JPMorgan Chase & Co. BOIA, the Distributor and OGA are the investment adviser, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date BOIA, OGA and the Distributor became affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. At Board meetings held in June and July 2004, BOIA, OGA, JPMIM and JPMorgan Chase Bank discussed various aspects of the proposed integration plan with the Board of Trustees of One Group Mutual Funds and the Board of Directors and Boards of Trustees, as applicable (Boards), of the JPMorgan Funds, respectively. At meetings held in August 2004, BOIA and OGA made proposals to the Board of Trustees of One Group Mutual Funds and JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve those goals. BOIA and JPMIM, however, will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds, and on August 19, 2004, the Boards of the JPMorgan Funds, approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and single form of declaration of trust; (iv) electing a single board of trustees and senior officers; (v) proposing certain changes to fundamental investment policies of some of the JPMorgan Funds and all of the One Group Funds; (vi) engaging a common set of service providers; and (vii) conforming redemption fee practices.

- COMMON FEE STRUCTURE: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved a series of proposals designed to facilitate the integration of One Group Mutual Funds with the JPMorgan Funds into an integrated fund complex in which all of the Funds have a common pricing structure. The pricing changes, which go into effect on February 19, 2005 unless specifically indicated otherwise below include the following:

  - Lowering the investment advisory fees applicable to many of the One Group Funds and all of the JPMorgan money market funds. Some of these lower advisory fees for certain of the One Group Funds, which will go into effect prior to February 19, 2005, are also the result of the commitments made by BOIA to reduce its management fees for certain One Group Funds in the settlement agreement with the New York Attorney General;

  - Lowering the fees payable to the Distributor under Distribution and Shareholder Services Plans with respect to the Class A, Class B and Class C shares of the One Group Funds such that the Rule 12b-1 fee applicable to Class A shares is lowered from 0.35% of average daily net assets of the Class A shares to 0.25% of average daily net assets of the Class A shares and the Rule 12b-1 fee applicable to Class B and C shares is lowered from 1.00% of the average daily net assets of the Class B and C shares to 0.75% of average daily net assets of the Class B and C shares. At the same time, shareholder servicing activities will be removed from each of those Distribution and Shareholder Services Plans;

  - Eliminating the current Shareholder Services Plan that applies with respect to the Administrative Class and Class S shares of the One Group Funds and replacing it with a non-Rule 12b-1 shareholder servicing fee paid pursuant to a Shareholder Services Agreement with One Group Dealer Services, Inc.;

  - With regard to One Group Mutual Funds, imposing a separate non-Rule 12b-1 shareholder servicing fee, paid pursuant to a Shareholder Servicing Agreement with One Group Dealer Services, Inc., at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares;

  - With regard to the JPMorgan Funds, increasing the existing shareholder services fees by 0.05% with respect to each of the following classes of shares of the JPMorgan money market funds: Agency, Cash Management, Premier and Reserve;

  - With regard to the Class A shares of the JPMorgan Funds, adopting the initial sales charge schedule currently in effect for the One Group Funds. This will generally mean that the initial sales charge on Class A shares of the JPMorgan Funds will be decreasing. For example, on JPMorgan equity funds, the initial sales charge will be decreasing from 5.75% of the offering price to 5.25% of the offering price;

  - Lowering the administration fee applicable to One Group Mutual Funds by adopting the complex-wide fee structures for administration services currently utilized by the JPMorgan Funds. Since both the One Group Funds and the JPMorgan Funds will be applying the complex-wide fee structures, the administration fees applicable to the JPMorgan Funds will be lower as well; and

  - Charging custody, fund accounting and transfer agency fees to both the One Group Mutual Funds and the JPMorgan Funds pursuant to a common fee schedule.

BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of each class of shares of One Group Mutual Funds and the JPMorgan Funds, as needed, in order to assure that, for the Acquired Funds listed in the table below, the Net Expense level for the Funds following the mergers is at least as low as the Net Expense level currently in effect, if not lower, with the few exceptions discussed here. The Net Expense level for shares of the JPMorgan Liquid Assets Money Market Fund will be equal to, or lower than in the case of the Institutional Class shares, the contractual expense limitation currently in effect, although it will be higher than the net expenses as a result of voluntary fee waivers and reimbursements currently being made by JPMIM. The Net Expense level for the Agency class shares of JPMorgan Treasury Plus Money Market Fund and the Select class shares of JPMorgan Prime Money Market Fund will be increasing by 0.01% and the Net Expense level for the Class S shares of One Group Institutional Prime Money Market Fund will be increasing by 0.04%. The Net Expense levels for all other Funds will be the same or lower than the contractual caps currently in effect. Although gross expense levels (i.e., expenses before waivers or reimbursements) for certain classes of certain Funds may increase as a result of these changes, the contractual fee waivers or reductions and expense reimbursements will continue in effect for at least one year from February 18, 2005.

- ELIMINATION OF OVERLAPPING OR DUPLICATIVE PRODUCT OFFERINGS: As part of the plan to integrate the two fund complexes, BOIA and JPMIM undertook a review of their various product offerings to determine whether there would be any overlapping or duplicative product offerings following the integration of the two fund complexes. At the Board meetings held August 12, 2004 and August 19, 2004, BOIA and JPMIM each recommended a series of individual fund mergers. After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed merger transaction were compatible, (2) each of the proposed mergers would be in the best interests of each affected Fund and its shareholders, and
  (3) each of the proposed mergers would not result in the dilution of the interests of the Funds or their shareholders, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved the following merger transactions:



ACQUIRED FUNDS                                                                  ACQUIRING FUNDS
JPMorgan Bond  Fund II (a series of J.P.       MERGES WITH                      One Group Bond Fund
Morgan Mutual Fund Select Group)                AND INTO                        (a series of One Group
                                                                                Mutual Funds)

JPMorgan Equity  Growth Fund (a                MERGES WITH                      One Group Large Cap
series of J.P. Morgan Mutual Fund               AND INTO                        Growth Fund (a series of
Investment Trust)                                                               One Group Mutual Funds)

JPMorgan Equity                                MERGES WITH                      One Group Equity
Income Fund (a                                  AND INTO                        Income Fund (a series
series of J.P. Morgan                                                           of One Group Mutual
Mutual Fund                                                                     Funds)
Investment Trust)

JPMorgan Global 50                             MERGES WITH                      JPMorgan Fleming
Fund (a series of                               AND INTO                        International
J.P. Morgan Series                                                              Opportunities Fund (a
Trust)                                                                          series of J.P. Morgan
                                                                                Institutional Funds)

JPMorgan Liquid                                MERGES WITH                      One Group Prime
Assets Money Market                             AND INTO                        Money Market Fund
Fund (a series of                                                               (a series of One
J.P. Morgan Mutual                                                              Group Mutual Funds)
Fund Trust)

JPMorgan Strategic                             MERGES WITH                      JPMorgan Global
Income Fund (a                                  AND INTO                        Strategic Income
series of J.P. Morgan                                                           Fund (a series of
Mutual Fund Group)                                                              J.P. Morgan
                                                                                Institutional Funds)

JPMorgan Tax Free                              MERGES WITH                      One Group Tax-Free
Income Fund (a                                  AND INTO                        Bond Fund (a series
series of J.P. Morgan                                                           of One Group Mutual
Mutual Fund Select                                                              Funds)
Trust)

JPMorgan Treasury                              MERGES WITH                      One Group U.S.
Plus Money Market                               AND INTO                        Treasury Securities
Fund (a series of                                                               Money Market Fund
J.P. Morgan Mutual                                                              (a series of One
Fund Trust)                                                                     Group Mutual Funds)

JPMorgan U.S.                                  MERGE WITH                       One Group
Government Money Market                         AND INTO                        Government Money
Fund (a series of                                                               Market Fund (a series
J.P. Morgan Mutual                                                              of One Group
Fund Trust)                                                                     Mutual Funds)
One Group U.S.
Government
Securities Money
Market Fund (a
series of One
Group Mutual Funds)

JPMorgan U.S.                                  MERGE WITH                       One Group Small Cap
Small Company                                   AND INTO                        Growth Fund
Opportunities Fund                                                              (a series of One
(a series of                                                                    Group Mutual Funds)
J.P. Morgan Funds)
JPMorgan Small Cap
Growth Fund (a
series of J.P. Morgan
Fleming Mutual
Fund Group, Inc.)

JPMorgan U.S.                                  MERGES WITH                      One Group
Treasury Income                                 AND INTO                        Government Bond
Fund (a series of                                                               Fund (a series of
J.P. Morgan Mutual                                                              One Group Mutual
Fund Group)                                                                     Funds)

One Group Balanced                             MERGES WITH                      JPMorgan Diversified
Fund (a series of                               AND INTO                        Fund (a series of
One Group Mutual                                                                J.P. Morgan
Funds)                                                                          Institutional Funds)

One Group                                      MERGES WITH                      JPMorgan U.S. Equity
Diversified Equity                              AND INTO                        Fund (a series of
Fund (a series of One                                                           J.P. Morgan
Group Mutual Funds)                                                             Institutional Funds)

One Group                                      MERGES WITH                      JPMorgan Fleming
Diversified                                     AND INTO                        International Equity
International Fund                                                              Fund (a series of
(a series of One                                                                J.P. Morgan Mutual
Group Mutual Funds)                                                             Fund Select Group)

One Group Health                               MERGES WITH                      JPMorgan Global
Sciences Fund                                   AND INTO                        Healthcare Fund (a
(a series of One                                                                series of J.P. Morgan
Group Mutual Funds)                                                             Series Trust)

ACQUIRED FUNDS                                                                  ACQUIRING FUNDS
One Group                                      MERGES WITH                      JPMorgan Prime
Institutional Prime                             AND INTO                        Money Market
Money Market Fund                                                               Fund (a series of
(a series of One                                                                J.P. Morgan Mutual
Group Mutual Funds)                                                             Fund Trust)

One Group                                      MERGES WITH                      JPMorgan Intermediate
Intermediate Tax-                               AND INTO                        Tax Free Income Fund
Free Bond Fund (a                                                               (a series of J.P. Morgan
series of One Group                                                             Mutual Fund Select Trust)
Mutual Funds)

One Group Treasury                             MERGES WITH                      JPMorgan 100%
Only Money Market                               AND INTO                        U.S. Treasury
Fund (a series of                                                               Securities Money
One Group Mutual                                                                Market Fund (a series
Funds)                                                                          of J.P. Morgan Mutual
                                                                                Fund Trust)



Each of the individual merger transactions above is subject to the approval of shareholders of the Acquired Fund at a shareholder meeting scheduled to be held on January 20, 2005. Each of the mergers listed above, if approved by shareholders, is expected to close on February 18, 2005, or such later date as the parties to each such transaction shall agree.

In the case of each merger listed above, if such merger is approved by the shareholders of the Acquired Fund, each Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of the net assets of each Acquired Fund being transferred. Following the transfer, each shareholder of the Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of that shareholder's Acquired Fund shares. The closing of each merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

- REDOMICILIATION AS A DELAWARE STATUTORY TRUST: On August 12, 2004, the Board of One Group Mutual Funds approved the reorganization and redomiciliation of One Group Mutual Funds into a Delaware statutory trust to be known as JPMorgan Trust II. On August 19, 2004, the Boards of the JPMorgan Funds approved the reorganization and redomiciliation of the JPMorgan Funds into a Delaware statutory trust to be known as JPMorgan Trust I. Each of these Board approvals is subject to the approval of the reorganization and redomiciliation transaction by shareholders of the affected Funds at shareholder meetings scheduled to be held on January 20, 2005. If approved, the reorganization and redomiciliation transactions are expected to close on or about February 19, 2005.

- ELECTION OF A SINGLE BOARD OF TRUSTEES: At the meeting of shareholders of One Group Mutual Funds and the JPMorgan Funds scheduled to be held on January 20, 2005, shareholders of both One Group Mutual Funds and the JPMorgan Funds will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Mutual Funds and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders of One Group Mutual Funds and shareholders of the JPMorgan Funds, this 13-member Board of Trustees will take office effective February 19, 2005 and will oversee all of One Group Mutual Funds and the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be asked to amend the Declaration of Trust of One Group Mutual Funds to allow for a Board with more than 10 members.

- FUNDAMENTAL INVESTMENT POLICIES AND/OR RESTRICTIONS: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the respective Boards of the JPMorgan Funds voted to recommend that shareholders of the Funds approve the amendment of certain of the Funds' fundamental investment policies and/or restrictions. The Board of Trustees of One Group Mutual Funds also voted to recommend the elimination of certain fundamental investment restrictions that are not required by the Investment Company Act of 1940, as amended (1940 Act). The proposed changes in the Funds' fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize certain fundamental investment policies and/or restrictions of the Funds that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes in certain fundamental investment policies and/or restrictions of some or all of the Funds will allow the affected Funds greater flexibility to respond to future investment opportunities, BOIA and JPMIM have indicated to the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds, respectively, that they do not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the affected Funds or the manner in which the affected Funds are managed. Shareholders of the affected Funds will be asked to vote on these proposals at shareholder meetings scheduled to be held January 20, 2005.

- COMMON SERVICE PROVIDERS: By February 19, 2005, One Group Mutual Funds and the JPMorgan Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian and fund accounting agent. This will mean certain new service providers for both One Group Mutual Funds and the JPMorgan Funds.

  - INVESTMENT ADVICE. As mentioned above, each Fund will continue to contract for investment advisory services from its current investment adviser, as described in the current prospectus, except that JPMIM will serve as investment advisor to the One Group International Equity Index Fund if a new Investment Advisory Agreement with JPMIM is approved by the shareholders of the One Group International Equity Index Fund.

  - ADMINISTRATION. One Group Mutual Funds will continue to have its current administrator, OGA, as its administrator. The JPMorgan Funds will change their administrator to OGA effective February 19, 2005. The new fee rate for most equity and fixed income funds, which is the same as the fee rate currently in place for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act (Money Market Funds)); and 0.075% of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion. The new fee rate for Money Market Funds, which is the same as the fee rate in place currently for the JPMorgan Funds that are Money Market Funds, will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the Money Market Funds and 0.05% of the average daily net assets of the Money Market Funds over $100 billion. The fee rates for the One Group Investor Funds, the JPMorgan Growth and Income Fund, the JPMorgan Select Growth and Income Fund and the Growth and Income Portfolio will remain the same. All shareholders servicing and fund accounting activities currently provided under the Management and Administration Agreement with OGA will be removed from that Agreement and instead will be put into separate agreements with other service providers as described below.

  - DISTRIBUTION. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the continuation of One Group Dealer Services, Inc., as the distributor of One Group Mutual Funds, following the integration transactions. On August 19, 2004, the Board of the JPMorgan Funds approved the appointment of One Group Dealer Services, Inc. as distributor of the JPMorgan Funds effective February 19, 2005.

  - SHAREHOLDER SERVICING. Beginning February 19, 2005, One Group Dealer Services, Inc. will begin providing certain shareholder services to One Group Mutual Funds and the JPMorgan Funds under separate Shareholder Servicing Agreements with the Funds. Most of the shareholder servicing activities that will be provided under the Shareholder Servicing Agreement with One Group Dealer Services, Inc. are currently provided to One Group Mutual Funds under the shareholder servicing portion of the Distribution and Shareholder Services Plans, provided such services are not distribution-related, under Shareholder Servicing Plans, or under the Management and Administration Agreement with OGA. For the JPMorgan Funds, the Shareholder Servicing Agreement with One Group Dealer Services, Inc. will replace the existing shareholder servicing agreements that are currently in place with JPMorgan Chase Bank, an affiliate of One Group Dealer Services, Inc. Under the Shareholder Servicing Agreements, One Group Dealer Services, Inc. will receive a fee at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares. One Group Dealer Services, Inc. will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

  - TRANSFER AGENCY. On August 12, 2004, the Board of One Group Mutual Funds approved an agreement with Boston Financial Data Services, Inc. (BFDS) to act as the Funds' transfer and dividend distribution agent. On August 19, 2004, the Boards of the JPMorgan Funds also approved an agreement with BFDS to act as the Funds' transfer and dividend distribution agent following the integration transactions. The transition to BFDS from the Funds' current transfer and dividend distribution agents, State Street Bank and Trust Company in the case of One Group Mutual Funds and DST Systems, Inc. in the case of the JPMorgan Funds, each an affiliate of BFDS, is expected to be completed February 2005. Shareholders should not experience any differences in the level or quality of services received as a result of this transition.

  - CUSTODY. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved an agreement with JPMorgan Chase Bank, an affiliate of BOIA, JPMIM, OGA and the Distributor to act as the Funds' custodian. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the custodian for the JPMorgan Funds following the integration transactions. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for One Group Mutual Funds, is expected to be completed in December 2004. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

  - SECURITIES LENDING. Currently, Bank One Trust Company, N.A. serves as sub-custodian for One Group Mutual Funds in connection with their securities lending activities and receives a fee for those services. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds. JPMorgan Chase Bank will continue as the securities lending agent for the JPMorgan Funds following the integration transaction. The transition from Bank One Trust Company, N.A. to JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds is expected to begin in October 2004 and be completed in December 2004. Both Bank One Trust Company, N.A. and JPMorgan Chase Bank are affiliates of BOIA, JPMIM, OGA and the Distributor. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

  - FUND ACCOUNTING. Currently, fund accounting services for One Group Mutual Funds are provided by OGA under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the transition of the fund accounting services to JPMorgan Chase Bank, effective February 19, 2005. As a result of this appointment, effective February 19, 2005, the fund accounting fees will be charged directly to the One Group Funds. Shareholders of One Group Mutual Funds should not experience any differences in the level or quality of services received as a result of this transition. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the fund accounting agent for the JPMorgan Funds.

- COMMON METHODS OF DOING BUSINESS WITH THE FUNDS: As a result of the changes in service providers, by February 19, 2005, there will be no difference between the way shareholders do business with One Group Mutual Funds and the way shareholders do business with the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be able to exchange their shares of One Group Mutual Funds for shares of JPMorgan Funds, subject to generally applicable restrictions, and shareholders of JPMorgan Funds will have the same exchange privileges. In addition, shareholders of One Group Mutual Funds will be able to count purchases of JPMorgan Fund shares, and shareholders of the JPMorgan Funds will be able to count purchases of One Group Mutual Funds shares, toward fulfillment of letters of intent or statements of intention and toward the right of accumulation or cumulative quantity discount to the same extent that they can currently count purchases of shares of One Group Mutual Funds or the JPMorgan Funds, respectively. Shares of the JPMorgan Funds and One Group Mutual Funds count under letters of intent and statements of intention for both the One Group Mutual Funds and the JPMorgan Funds.

- REDEMPTION FEES: The Board of Trustees of One Group Mutual Funds approved the elimination of the 2% redemption fee on the One Group Market Neutral Fund effective for sales of shares after October 28, 2004. For sales of shares of One Group Market Neutral Fund prior to October 28, 2004, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

  For shares of the following One Group Funds, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to the exceptions noted in the applicable prospectuses: One Group Diversified International Fund, One Group Health Sciences Fund, One Group High Yield Bond Fund, One Group International Equity Index Fund and One Group Technology Fund. With respect to purchases of shares of those Funds prior to October 28, 2004, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

  On August 19, 2004, the Boards of certain of the JPMorgan Funds approved the imposition of a redemption fee on shares of certain Funds purchased after February 18, 2005. For shares of the JPMorgan Funds listed below purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to certain exceptions which will be noted in the applicable prospectuses.

  JPMorgan Fleming Asia Equity Fund

  JPMorgan Fleming Emerging Markets Debt Fund

  JPMorgan Fleming Emerging Markets Equity Fund

  JPMorgan Fleming International Equity Fund

  JPMorgan Fleming International Growth Fund

  JPMorgan Fleming International Opportunities Fund

  JPMorgan Fleming International Small Cap Equity Fund

  JPMorgan Fleming International Value Fund

  JPMorgan Fleming Intrepid European Fund

  JPMorgan Fleming Japan Fund

  JPMorgan Fleming Tax Aware International Opportunities Fund

  JPMorgan Global 50 Fund

  JPMorgan Global Healthcare Fund

  JPMorgan Global Strategic Income Fund

FEES AND EXPENSES
EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLES BELOW. THE INFORMATION IS BASED ON ESTIMATED AMOUNTS FOR THE PERIOD COMMENCING ON FEBRUARY 19, 2005 AND ENDING ON DECEMBER 31, 2006.

                              STRATEGIC INCOME FUND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)



                                                                                               CLASS M SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                                        3.00

MAXIMUM DEFERRED SALES CHARGE (LOAD)
SHOWN AS LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                         NONE



* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS M ASSETS)



                                                                                               CLASS M SHARES
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                          0.50
DISTRIBUTION (RULE 12b-1) FEES                                                                           0.50
SHAREHOLDER SERVICE FEES                                                                                 0.30
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                                (   )

NET EXPENSES(2)                                                                                          1.45



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class M Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.45% of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class M Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class M Shares, and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:



                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS M SHARES* ($)



*    Assumes sales charge is deducted when shares are purchased.

LEGAL PROCEEDINGS RELATING TO BANC ONE
INVESTMENT ADVISORS CORPORATION AND
CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of OGDS, OGA and BOIA, the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. OGDS and OGA became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million.
 The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

JPMORGAN INCOME FUNDS

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                 /X/ Permitted
                                                 / / Not permitted


                                                                                  STRATEGIC
                                             RELATED TYPES OF RISK                 INCOME
-------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a       credit, interest rate, market,         /X/
stream of payments from specific assets,     prepayment
such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates     credit, currency, liquidity,           /X/
of deposit, time deposits and bankers'       political
acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short term        credit, currency, interest rate,       /X/
debt issued by domestic and foreign          liquidity, market, political
banks or corporations. These securities
are usually discounted and are rated by
S&P, Moody's or other nationally
recognized statistical rating
organizations.

CONVERTIBLE SECURITIES Domestic and          credit, currency, interest rate,       /X/
foreign debt securities that can be          liquidity, market, political,
converted into equity securities at a        valuation
future time and price.

CORPORATE BONDS Debt securities of           credit, currency, interest rate,       /X/
domestic and foreign industrial,             liquidity, market, political,
utility, banking and other financial         valuation
institutions.

MORTGAGES (DIRECTLY HELD)                    credit, environmental, extension,
Domestic debt instrument which gives the     interest rate, liquidity, market,
lender a lien on property as security        natural event, political,
for the loan payment.                        prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic and      credit, currency, extension,           /X/
foreign securities (such as Federal Home     interest rate, leverage, market,
Loan Banks, Freddie Macs, Fannie Maes)       political, prepayment
which represent interests in pools of
mortgages, whereby the principal and
interest paid every month is passed
through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of            currency, extension, interest          /X/
domestic and foreign mortgage-backed         rate, leverage, liquidity,
securities with the promise to purchase      market, political, prepayment
similar securities at a later date.
Segregated liquid assets are used to
offset leverage risk.

PARTICIPATION INTERESTS Interests that       credit, currency, extension,           /X/
represent a share of bank debt or            interest rate, liquidity,
similar securities or obligations.           political, prepayment

PRIVATE PLACEMENTS Bonds or other            credit, interest rate, liquidity,      /X/
investments that are sold directly to an     market, valuation
institutional investor.


REITS AND OTHER REAL-ESTATE RELATED          credit, interest rate, liquidity,      /X/
INSTRUMENTS Securities of issuers that       market, natural event,
invest in real estate or are secured by      prepayment, valuation
real estate.

REPURCHASE AGREEMENTS Contracts whereby      credit                                 /X/
the Fund agrees to purchase a security
and resell it to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts      credit, leverage                       /X/
whereby the Fund sells a security and
agrees to repurchase it from the buyer
on a particular date and at a specific
price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF      credit, currency, interest rate,       /X/
SUPRANATIONAL ORGANIZATIONS Dollar- or       market, political
non-dollar-denominated securities issued
by foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a        credit, currency, interest rate,       /X/
party agrees to exchange periodic            leverage, market, political,
payments with a counterparty. Segregated     valuation
liquid assets are used to offset
leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES              credit, interest rate, market,         /X/
Securities, generally issued as general      natural event, political
obligation and revenue bonds, whose
interest is exempt from federal taxation
and state and/or local taxes in the
state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt              interest rate                          /X/
instruments (Treasury bills, notes and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED        credit, currency, interest rate,       /X/
PAYMENT SECURITIES Domestic and foreign      liquidity, market, political,
securities offering non-cash or              valuation
delayed-cash payment. Their prices are
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                             POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                    AND REWARD
MARKET CONDITIONS

- The Fund's share price, yield and     - Bonds have generally               - Under normal circumstances the
  total return will fluctuate in          outperformed money market            Fund plans to remain fully invested
  response to bond market movements       investments over the long term,      in bonds and other fixed income
                                          with less risk than stocks           securities and may invest uninvested
- The value of most bonds will fall                                            cash in affiliated money market
  when interest rates rise; the         - Most bonds will rise in value        funds
  longer a bond's maturity and the        when interest rates fall
  lower its credit quality, the more                                         - Bond investments may include U.S.
  its value typically falls             - Mortgage-backed and asset-backed     and foreign corporate and government
                                          securities and direct mortgages      bonds, mortgage-backed and
- Adverse market conditions may           can offer attractive returns         asset-backed securities, convertible
  from time to time cause the Fund to                                          securities, participation interests
  take temporary defensive positions                                           and private placements
  that are inconsistent with its
  principal investment strategies and                                        - The Fund seeks to limit risk and
  may hinder the fund from achieving                                           enhance total return or yields
  its investment objective                                                     through careful management, sector
                                                                               allocation, individual securities
- Mortgage-backed and asset-backed                                             selection and duration management
  securities (securities representing
  an interest in, or secured by, a                                           - During severe market downturns,
  pool of mortgages or other assets                                            the Fund has the option of investing
  such as receivables) and direct                                              up to 100% of assets in high
  mortgages could generate capital                                             quality short-term instruments
  losses or periods of low yields if
  they are paid off substantially                                            - The adviser monitors interest rate
  earlier or later than anticipated                                            trends, as well as geographic and
                                                                               demographic information related to
                                                                               mortgage-backed securities and
                                                                               mortgage prepayments

                                                                             POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                    AND REWARD
CREDIT QUALITY

- The default of an issuer would        - Investment-grade bonds have a      - The Fund maintains its own
  leave the Fund with unpaid              lower risk of default                policies for balancing credit
  interest or principal                                                        quality against potential yields
                                                                               and gains in light of its
- Junk bonds (those rated BB, Ba or     - Junk bonds offer higher yields       investment goals
  lower) have a higher risk of            and higher potential gains
  default, tend to be less liquid,                                           - The adviser develops its own
  and may be more difficult to value                                           ratings of unrated securities and
                                                                               makes a credit quality
                                                                               determination for unrated
                                                                               securities
FOREIGN INVESTMENTS

- The Fund could lose money because     - Foreign bonds, which represent a   - Foreign bonds may be a
  of foreign government actions,          major portion of the world's         significant investment for the
  political instability or lack of        fixed income securities, offer       Fund
  adequate and accurate information       attractive potential
                                          performance and opportunities      - To the extent that the Fund
- Currency exchange rate movements        for diversification                  invests in foreign bonds, it may
  could reduce gains or create                                                 manage the currency exposure of
  losses                                - Favorable exchange rate              its foreign investments relative
                                          movements could generate gains       to its benchmark, and may hedge a
- Currency and investment risks tend      or reduce losses                     portion of its foreign currency
  to be higher in emerging markets;                                            exposure into the U.S. dollar
  these markets also present higher     - Emerging markets can offer           from time to time (see also
  liquidity and valuation risks           higher returns                       "Derivatives"); these currency
                                                                               management techniques may not be
                                                                               available for certain emerging
                                                                               markets investments

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

- When the Fund buys securities         - The Fund can take advantage of     - The Fund segregates liquid as-
  before issue or for delayed             attractive transaction               sets to offset leverage risk
  delivery, it could be exposed to        opportunities
  leverage risk if it does not
  segregate liquid assets

MANAGEMENT CHOICES

- The Fund could underperform its       - The Fund could outperform its      - The adviser focuses its active
  benchmark due to its sector,            benchmark due to these same          management on those areas where
  securities or duration choices          choices                              it believes its commitment to
                                                                               research can most enhance returns
                                                                               and manage risks in a consistent
                                                                               way

                                                                             POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                    AND REWARD
DERIVATIVES

- Derivatives such as futures,          - Hedges that correlate well with    - The Fund uses derivatives,
  options, swaps and forward              underlying positions can reduce      such as futures, options,
  foreign currency contracts(1) that      or eliminate losses at low cost      swaps and forward foreign
  are used for hedging the                                                     currency contracts for
  portfolio or specific securities      - The Fund could make money and        hedging, for risk management
  may not fully offset the                protect against losses if            (i.e., to adjust duration or
  underlying positions and this           management's analysis proves         yield curve exposure or to
  could result in losses to the           correct                              establish or adjust exposure
  Fund that would not have                                                     to particular securities,
  otherwise occurred                    - Derivatives that involve             markets or currencies); risk
                                          leverage could generate              management may include
- Derivatives used for risk               substantial gains at low cost        management of the Fund's
  management may not have the                                                  exposure relative to its
  intended effects and may result                                              benchmark
  in losses or missed opportunities
                                                                             - The Fund only establishes
- The counterparty to a derivatives                                            hedges that it expects will be
  contract could default                                                       highly correlated with
                                                                               underlying positions
- Certain types of derivatives
  involve costs to the Fund which                                            - The Fund may use leveraging
  can reduce returns
                                                                             - The Fund may use derivatives
- Derivatives that involve                                                     for income or gain
  leverage could magnify losses

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by the
  Fund, accelerate recognition of
  income to the Fund, affect the
  holding period of the Fund's
  assets and defer recognition of
  certain of the Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                            AND REWARD
SECURITIES LENDING

- When the Fund lends a security,      - The Fund may enhance income through the    - The adviser maintains a list of approved
  there is a risk that the loaned        investment of the collateral received        borrowers
  securities may not be returned if      from the borrower
  the borrower or the lending agent                                                 - The Fund receives collateral equal to at
  defaults                                                                            least 100% of the current value of
                                                                                      securities loaned plus accrued interest
- The collateral will be subject to
  the risks of the securities in                                                    - The lending agents indemnify the Fund
  which it is invested                                                                against borrower default

                                                                                    - The adviser's collateral investment
                                                                                      guidelines limit the quality and duration
                                                                                      of collateral investment to minimize
                                                                                      losses

                                                                                    - Upon recall, the borrower must return the
                                                                                      securities loaned within the normal
                                                                                      settlement period

ILLIQUID HOLDINGS

- The Fund could have difficulty       - These holdings may offer more              - The Fund may not invest more than 15% of
  valuing these holdings precisely       attractive yields or potential growth        net assets in illiquid holdings
                                         than comparable widely traded
- The Fund could be unable to sell       securities                                 - To maintain adequate liquidity to meet
  these holdings at the time or                                                       redemptions, the Fund may hold
  price desired                                                                       investment-grade short-term securities
                                                                                      (including repurchase agreements and
                                                                                      reverse repurchase agreements) and, for
                                                                                      temporary or extraordinary purposes, may
                                                                                      borrow from banks up to 33 1/3% of the
                                                                                      value of its total assets or draw on a
                                                                                      line of credit

SHORT-TERM TRADING

- Increased trading would raise the    - The Fund could realize gains in a short    - The Fund may use short-term trading to
  Fund's transaction costs               period of time                               take advantage of attractive or unexpected
                                                                                      opportunities or to meet demands generated
- Increased short-term capital         - The Fund could protect against losses        by shareholder activity
  gains distributions would raise        if a bond is overvalued and its value
  shareholders' income tax               later falls
  liability

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for each of the past one through six fiscal years or periods, as applicable. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.


CLASS M


                                                                PER SHARE OPERATING PERFORMANCE:
                              -----------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                    LESS DISTRIBUTIONS:
                                          ------------------------------------  ---------------------------------------------------
                                                         NET GAINS
                                                       (LOSSES) ON
                              NET ASSET          NET    SECURITIES               DIVIDENDS
                                 VALUE,   INVESTMENT         (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                              BEGINNING       INCOME  REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL  TAX RETURN       TOTAL
                              OF PERIOD       (LOSS)   UNREALIZED)  OPERATIONS      INCOME          GAINS  OF CAPITAL DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND

Year Ended 8/31/04            $      --           --            --          --          --             --          --            --
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03            $    8.54         0.47^         0.32        0.79        0.46             --          --          0.46
-----------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02       $    8.83         0.40         (0.31)       0.09        0.36             --        0.02          0.38
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01           $    9.03         0.60         (0.20)       0.40        0.58             --        0.02          0.60
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00           $    9.59         0.75         (0.55)       0.20        0.75             --        0.01          0.76
-----------------------------------------------------------------------------------------------------------------------------------
10/28/99** Through 10/31/99   $    9.64         0.07         (0.05)       0.02        0.07             --          --          0.07
-----------------------------------------------------------------------------------------------------------------------------------


**   Commencement of offering of class of shares.
 ^   Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any front-end sales load.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

                            PER SHARE OPERATING PERFORMANCE:
                            --------------------------------
                                 NET ASSET
                                VALUE, END       TOTAL
                                 OF PERIOD      RETURN(1)(b)
------------------------------------------------------------
STRATEGIC INCOME FUND

Year Ended 8/31/04              $       --          --%
------------------------------------------------------------
Year Ended 8/31/03              $     8.87        9.44%
------------------------------------------------------------
11/1/01 Through 8/31/02         $     8.54        1.03%
------------------------------------------------------------
Year Ended 10/31/01             $     8.83        4.50%
------------------------------------------------------------
Year Ended 10/31/00             $     9.03        2.10%
------------------------------------------------------------
10/28/99** Through 10/31/99     $     9.59        0.16%
------------------------------------------------------------

                                                                 RATIOS/SUPPLEMENTAL DATA:
                               ---------------------------------------------------------------------------------------------
                                                              RATIOS TO AVERAGE NET ASSETS: #
                                             -------------------------------------------------------------------
                                                                                                  NET INVESTMENT
                               NET ASSETS,                     NET               EXPENSES          INCOME (LOSS)
                                    END OF              INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,   PORTFOLIO
                                    PERIOD        NET       INCOME         REIMBURSEMENTS         REIMBURSEMENTS    TURNOVER
                                (MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS    RATE (b)
----------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND

Year Ended 8/31/04             $        --         --%          --%                    --%                    --%         --%
----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03             $         7       1.45%        5.31%                  2.77%                  3.99%        116%
----------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02        $         8       1.45%        5.52%                  3.05%                  3.92%        176%
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01            $        10       1.45%        6.69%                  2.55%                  5.59%        174%
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00            $        16       1.43%        7.52%                  2.54%                  6.41%        113%
----------------------------------------------------------------------------------------------------------------------------
10/28/99** Through 10/31/99    $        12       0.17%        4.56%                  3.73%                  1.00%        136%
----------------------------------------------------------------------------------------------------------------------------

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


If you buy shares through an institution, you may contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-05151



(C) 2003 J.P. Morgan Chase & Co. All Rights Reserved. December 2004

PR-SIM-

                              JPMORGAN INCOME FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 27, 2004

                           J.P. MORGAN FUNDS ("JPMF")
         JPMorgan Fleming Emerging Markets Debt Fund ("Fleming Emerging
                              Markets Debt Fund")

                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
                        JPMorgan Bond Fund ("Bond Fund")
     JPMorgan Global Strategic Income Fund ("Global Strategic Income Fund")
             JPMorgan Short Term Bond Fund ("Short Term Bond Fund")

                       J.P. MORGAN SERIES TRUST ("JPMST")
             JPMorgan Enhanced Income Fund ("Enhanced Income Fund")

                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")
          JPMorgan Short Term Bond Fund II ("Short Term Bond Fund II")
            JPMorgan Strategic Income Fund ("Strategic Income Fund")
        JPMorgan U.S. Treasury Income Fund ("U.S. Treasury Income Fund")

                J.P. MORGAN MUTUAL FUND SELECT GROUP ("JPMMFSG")
                     JPMorgan Bond Fund II ("Bond Fund II")

                      522 Fifth Avenue, New York, NY 10036

This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with the Prospectuses dated December 27, 2004, for Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, Enhanced Income Fund, Short Term Bond Fund II, Strategic Income Fund, U.S. Treasury Income Fund and Bond Fund II (each a "Fund," collectively the "Funds") as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Shareholder Reports relating to the Funds dated August 31, 2004. The Prospectuses and the Financial Statements, including the Independent Accountants' Reports, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor ("JPMFD" or the "Distributor") at 522 Fifth Avenue, New York, NY 10036.

         For more information about the Funds or the financial statements, simply write or call for:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392
1-800-348-4782

                                TABLE OF CONTENTS


GENERAL                                                                  1
INVESTMENT STRATEGIES AND POLICIES                                       3
INVESTMENT RESTRICTIONS                                                  22
TRUSTEES                                                                 26
OFFICERS                                                                 31
CODES OF ETHICS                                                          34
PROXY VOTING PROCEDURES AND GUIDELINES                                   35
PORTFOLIO HOLDINGS DISCLOSURE                                            36
INVESTMENT ADVISER                                                       37
ADMINISTRATOR AND SUB-ADMINISTRATOR                                      40
DISTRIBUTOR                                                              43
DISTRIBUTION PLAN                                                        44
CUSTODIAN                                                                47
TRANSFER AGENT                                                           48
SHAREHOLDER SERVICING                                                    48
EXPENSES                                                                 51
FINANCIAL PROFESSIONALS                                                  51
INDEPENDENT ACCOUNTANTS                                                  51
PURCHASES, REDEMPTIONS AND EXCHANGES                                     51
DIVIDENDS AND DISTRIBUTIONS                                              54
NET ASSET VALUE                                                          55
PERFORMANCE INFORMATION                                                  56
PORTFOLIO TRANSACTIONS                                                   59
MASSACHUSETTS TRUST                                                      61
DESCRIPTION OF SHARES                                                    62
DISTRIBUTIONS AND TAX MATTERS                                            64
ADDITIONAL INFORMATION                                                   69
FINANCIAL STATEMENTS                                                     70
APPENDIX A-DESCRIPTION OF SECURITY RATINGS                               1

                                     GENERAL

         This Statement of Additional Information (the "SAI") relates to the JPMorgan Funds listed below. The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:

Bond Fund:                                           Select, Institutional, Class A, Class B, Class C and Ultra
Global Strategic Income Fund:                        Select, Institutional, Class A, Class B and Class C
Short Term Bond Fund:                                Select, Institutional, Class A and Class B
Fleming Emerging Markets Debt Fund:                  Select, Institutional, Class A, Class B and Class C
Enhanced Income Fund:                                Select, Institutional, Class A, Class B and Class C
Bond Fund II:                                        Select, Institutional, Class A, Class B and Class C
Short Term Bond Fund II:                             Select, Institutional, Class M, Class A, Class B and Class C
Strategic Income Fund:                               Select, Institutional, Class M, Class A, Class B and Class C
U.S. Treasury Income Fund:                           Select, Institutional, Class A, Class B and Class C


         Currently, each Fund offers the following classes of shares:

Bond Fund:                                           Select, Institutional, Class A, Class B, Class C and Ultra
Global Strategic Income Fund:                        Select, Institutional and Class A
Short Term Bond Fund:                                Select, Institutional and Class A
Fleming Emerging Markets Debt Fund:                  Select
Enhanced Income Fund:                                Institutional
Bond Fund II:                                        Select, Class A and Class B
Short Term Bond Fund II:                             Select, Class M and Class A
Strategic Income Fund:                               Class M, Class A, Class B and Class C
U.S. Treasury Income Fund:                           Select, Class A and Class B


         Effective February 19, 2005, the Global Strategic Income Fund will also offer Class B, C and M Shares.

         Effective February 28, 2001, the following Funds were renamed with the approval of the Boards of Trustees of JPMMFG and JPMMFSG:


FUND                                                          FORMER NAME
----                                                          -----------
JPMorgan Short-Term Bond Fund II                     Chase Vista Short-Term Bond Fund
JPMorgan Strategic Income Fund                       Chase Vista Strategic Income Fund
JPMorgan U.S. Treasury Income Fund                   Chase Vista U.S. Treasury Income Fund
JPMorgan Bond Fund II                                Chase Vista Select Bond Fund


         Effective May 1, 2003, the following Trusts were renamed with the approval of the Boards of Trustees of JPMMFG or JPMMFSG, as applicable:


Mutual Fund Group                                    J.P. Morgan Mutual Fund Group
Mutual Fund Select Group                             J.P. Morgan Mutual Fund Select Group

         The shares of the Funds are collectively referred to in this SAI as the "Shares."

         This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds listed above in order to enable investors to select the Fund or Funds which best suit their needs.

         This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

         The Bond, Global Strategic Income and Short Term Bond Funds are each a series of JPMIF, an open-end management investment company, formed on November 4, 1992, as a Massachusetts business trust. The Fleming Emerging Markets Debt Fund is a series of JPMF, an open-end management investment company, formed on

November 4, 1992 as a Massachusetts business trust. J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser") advises these Funds.

         Prior to September 10, 2001, the Bond, Global Strategic Income, Short Term Bond and Fleming Emerging Markets Debt Funds sought to achieve their investment objectives by investing all of their investable assets in separate master funds (each a "Portfolio" and collectively, the "Portfolios"), corresponding open-end management investment companies having the same investment objective as each Fund. The Funds invested in the Portfolios through a two-tier master-feeder investment fund structure. The Funds no longer operate under a "master-feeder" structure and instead invest directly in portfolio securities.

         The Enhanced Income Fund is a series of JPMST, an open-end management investment company, formed on August 15, 1996, as a Massachusetts business trust. This Fund is also advised by JPMIM.

         The Bond Fund II is a series of JPMMFSG, an open-end management investment company, formed on October 1, 1996 as a Massachusetts business trust. The Short Term Bond Fund II, Strategic Income and U.S. Treasury Income Funds are a series of JPMMFG (and together with JPMIF, JPMF, JPMST and JPMMFSG, the "Trusts"), an open-end management investment company, formed on May 11, 1987 as a Massachusetts business trust. These Funds are advised JPMIM.


         PENDING TRANSACTIONS. On August 19, 2004, the Boards of Trustees of the Trusts approved the reorganization and redomiciliation of the Funds as series of J.P. Morgan Mutual Funds Series, a Massachusetts business trust ("JPMMFS"), subject to the approval of shareholders of the Funds ("Shell Reorganizations"). On that same date, the Board of Trustees of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I," subject to the approval of shareholders of JPMMFS ("Redomiciliation").

         On August 19, 2004, the Boards of Trustees of JPMIF, JPMMFG and JPMMFSG also approved merger transactions involving three of the Funds included in this SAI that are respective series of those Trusts. The proposed target and acquiring funds for each of those proposed merger transactions are shown in the table below.


ACQUIRED FUND                                          ACQUIRING FUND
-------------                                          --------------
Bond Fund II                                           One Group Bond Fund (a series of One Group
                                   MERGES WITH         Mutual Funds)
                                    AND INTO

Strategic Income Fund                                  Global Strategic Income Fund (a series of JPMIF)
                                   MERGES WITH
                                    AND INTO

U.S. Treasury Income Fund                              One Group Government Bond Fund (a series of One
                                   MERGES WITH         Group Mutual Funds)
                                    AND INTO


         Special meetings of shareholders of JPMF, JPMIF, JPMST, JPMMFG and JPMMFSG have been scheduled to be held on January 20, 2005 to consider each of the above proposals to the extent applicable to each Fund. If these proposals are approved by shareholders of the affected Funds, each of the transactions described above is expected to be effective as of the close of business on February 18, 2005 ("Closing Date").

         If shareholders of a Fund approve the Shell Reorganization with respect to that Fund, and shareholders of JPMMFS approve the Redomiciliation, the Fund will become a series of JPMorgan Trust I on the Closing Date. If shareholders of a Fund approve the Shell Reorganization with respect to that Fund, and shareholders of JPMMFS do not approve the Redomiciliation, the Fund will become a series of JPMMFS on the Closing Date. If shareholders of a Fund do not approve the Shell Reorganization with respect to that Fund, the Fund will remain a series of its current trust.


         In addition to these Funds, the Trusts consist of other series representing separate investment funds.

         Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

         Each Fund may invest in a broad range of debt securities of domestic and foreign corporate and government issuers to the extent consistent with its investment objective and policies.

                    CORPORATE BONDS AND OTHER DEBT SECURITIES

         Each Fund, except the U.S. Treasury Income Fund, may invest in bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other financial issuers to the extent consistent with its investment objective and policies. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Diversification and Quality Requirements."

         MORTGAGE-BACKED SECURITIES. The Funds, except Fleming Emerging Markets Debt Fund, may invest in mortgage-backed securities i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

         Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

         There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), and other collateralized mortgage obligations ("CMOs").

         Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

         Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

         Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

         Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.


         STRIPPED MORTGAGE-BACKED SECURITIES. Each Fund, except U.S. Treasury Income and Fleming Emerging Markets Debt Funds, may also invest in principal-only or interest-only stripped mortgage-backed securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBS, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Boards of Trustees. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.


         MORTGAGE DOLLAR ROLL TRANSACTIONS. The Funds, except Fleming Emerging Markets Debt Fund, may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% the Funds' total assets.

         MORTGAGES (DIRECTLY HELD). Each Fund, except U.S. Treasury Income Fund, may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

         The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such a Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

         STRUCTURED PRODUCTS. Bond Fund II, Global Strategic Income Fund, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

         The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

         Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

         Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.

         FLOATING RATE AND VARIABLE SECURITIES. Each Fund may invest in floating rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

         The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.

         ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Each Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

         ASSET-BACKED SECURITIES. Each Fund, except the U.S. Treasury Income Fund, may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

         Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS

         Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."

         U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States. The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations;
(ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

         FOREIGN GOVERNMENT OBLIGATIONS. All of the Funds, except the Short Term Bond Fund II and the U.S. Treasury Income Fund, subject to applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See also "Foreign Investments - Sovereign Fixed Income Securities."

         SUPRANATIONAL OBLIGATIONS. All of the Funds, except the Short Term Bond Fund II and the U.S. Treasury Income Fund, may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."

         BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

         The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

         COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal

Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand that is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

         REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities, which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities.

                             TAX EXEMPT OBLIGATIONS

         The Funds may invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations, which may be purchased by the Funds, appears below. See "Diversification and Quality Requirements."

         MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

         MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

         Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

         Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

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         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

         PREMIUM SECURITIES. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the Net Asset Value (the "NAV") of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

         PUTS. The Bond Fund, the Global Strategic Income Fund, the Short Term Bond Fund and the Enhanced Income Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with a Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

         Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.


         The Funds value any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Funds were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Boards of Trustees. The Boards of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, the Funds, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

         Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Funds' policy is to enter into put transactions only with municipal securities dealers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is the Funds' general policies to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer, which in the judgment of the Adviser, become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Funds are unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

         Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Funds with the result that, while the put is outstanding, a Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Funds.

                               FOREIGN INVESTMENTS

         Each Fund, with the exception of U.S. Treasury Income Fund, may invest in securities of foreign issuers subject to the following limitations: for purposes of such Funds' investment policies, the issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenue from assets situated in such country. Fleming Emerging Markets Debt Fund and Global Strategic Income Fund make substantial investments in foreign securities. Neither the Bond Fund, the Short Term Bond Fund nor the Enhanced Income Fund expects to invest more than 25% of their respective total assets, at the time of purchase, in securities of foreign issuers. Investments made in any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

         Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

         Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investment made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Since any investments made in foreign securities by Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Fund or Enhanced Income Fund may involve foreign currencies, the value of such Funds' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. These Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage a Fund's currency exposure. Short Term Bond Fund and Bond Fund may invest up to 20% of total assets in fixed income securities of foreign issuers denominated in foreign currencies. Typically, Short Term Bond Fund and Bond Fund hedge its non-dollar investments back to the U.S. dollars. See "Foreign Currency Exchange Transactions" below.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Funds with exposure to foreign currencies may from time to time enter into foreign currency exchange transactions. A Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

         A forward foreign currency exchange contract is an obligation by a Fund that can invest in foreign securities, to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         A Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. A Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Fund will only enter into forward contracts to sell a foreign currency for another foreign currency if the Adviser expects the foreign currency purchased to appreciate against the U.S. dollar.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         SOVEREIGN FIXED INCOME SECURITIES. Each Fund, with the exception of Short Term Bond Fund II and U.S. Treasury Income Fund, may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and such a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and such a Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         BRADY BONDS. Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund and Enhanced Income Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

         OBLIGATIONS OF SUPRANATIONAL ENTITIES. Each Fund, with the exception of Short Term Bond Fund II and U.S. Treasury Income Fund, may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                          INVESTING IN EMERGING MARKETS

         Global Strategic Income Fund, Fleming Emerging Markets Debt Fund, Enhanced Income Fund, Bond Fund II, Short Term Bond Fund II, and to a lesser extent the Bond and Short Term Bond Funds, may also invest in the securities of emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

         The Funds, which may make emerging market investments, may also make such investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's NAV.

         RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

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                             ADDITIONAL INVESTMENTS

         CONVERTIBLE SECURITIES. The Bond, Global Strategic Income, Short Term Bond, Fleming Emerging Markets Debt and Strategic Income Funds may invest in convertible securities of domestic and, foreign issuers subject to a Fund's investment restrictions, objective and strategy, foreign issuers. The Funds will dispose of equity shares held as a result of conversion of convertible securities. The convertible securities in which a Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Bond, Global Strategic Income, Short Term Bond, Enhanced Income, and Fleming Emerging Markets Debt Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

         FORWARD COMMITMENTS. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a segregated account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

         Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

         To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

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         INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategy. The Strategic Income Fund and Short Term Bond Fund II will generally not invest in securities of other investment companies, with the exception of shares of money market funds. These limits require that, as determined immediately after a purchase is made,
(i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund to would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from a Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

         REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period, which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% he Funds' total assets.


         LOANS OF PORTFOLIO SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Boards of Trustees are entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.


         There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

         ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

         As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    DIVERSIFICATION AND QUALITY REQUIREMENTS

         Each Fund, with the exception of Fleming Emerging Markets Debt and U.S. Treasury Income Funds, intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         Although Fleming Emerging Markets Debt and U.S. Treasury Income Funds are not limited by the diversification requirements of the 1940 Act, all Funds including the Fleming Emerging Markets Debt and U.S. Treasury Income Funds will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters".

         If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Bond and Short Term Bond Funds may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. government. Consequently, a Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company, which invests in voting securities. See "Investment Restrictions."

         BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by each Fund, except U.S. Treasury Income Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio securities for purposes of determining the Fund's NAV. See Appendix A for more detailed information on the various ratings categories.

         In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

         At the time the Bond and Short Term Bond Funds invest in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by a Fund. If no such ratings exist, the investment must be of comparable investment quality in the Adviser's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

         The Fleming Emerging Markets Debt Fund may invest in securities that are speculative to a high degree and in default. The Global Strategic Income Fund may invest in securities rated as low as B by Moody's or Standard & Poor's, which may indicate that the obligations are speculative to a high degree. The Global Strategic Income Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted above. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this SAI, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Fleming Emerging Markets Debt and Global Strategic Income Funds may also invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to the rated securities in which the Funds may invest.

         There can be no assurance that the Adviser will be successful in limiting Global Strategic Income Fund's exposure to the risks associated with lower rated securities. Because Global Strategic Income Fund invests in securities in the lower rated categories, the achievement of the Fund's investment objective is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rated categories.

         Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations may make it more difficult to dispose of Global Strategic Income and Fleming Emerging Markets Debt Funds' investments in high yield securities and to value accurately these assets. In addition, Fleming Emerging Markets Debt and Global Strategic Income Funds' investments in high yield securities may be susceptible to adverse publicity and investor perceptions whether or not justified by fundamental factors.

                        OPTIONS AND FUTURES TRANSACTIONS

         The Funds may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index. Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Short Term Bond Fund II, Strategic Income Fund, and Bond Fund II may also use futures and options to seek to enhance portfolio performance. Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Fund's Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. The use of options and futures is a highly specialized activity, which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If a Fund's Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate. A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell options on futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the NAV of a Fund.

         None of the Funds will be a commodity pool. The Trusts, on behalf of themselves and their respective Fund or Funds, have filed notices of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, are not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission.

                                     OPTIONS

         PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date. The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         OPTIONS ON INDEXES. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which a Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund's investments generally will not match the composition of an index. For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

         EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Fund's Adviser. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Provided that the Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                                FUTURES CONTRACTS

         The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position. When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

         OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

         COMBINED POSITIONS. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell futures with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

         SWAPS AND RELATED SWAP PRODUCTS. Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (i.e., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

         The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

         Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

         Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (i.e., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are illiquid.

         During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

         Each Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Similarly, if the Adviser wishes to decrease fixed income securities or purchase equities, it could cause a Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

         RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

         MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

         LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

         CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

         CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

         LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                               PORTFOLIO TURNOVER

         The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.


                                       FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                            8/31/03              8/31/04
                                       -----------------    -----------------
Bond Fund                                    679%
Bond Fund II                                 806%
Enhanced Income                              328%
Global Strategic Income Fund                 248%
Short Term Bond Fund                         386%
Short Term Bond Fund II                      319%
Strategic Income Fund                        116%
U.S. Treasury Income Fund                    106%
Fleming Emerging Markets Debt Fund           157%


         [The variation in the Funds' turnover rates over the last two fiscal years is primarily due to the Funds' investments in mortgages and/or futures.]

                             INVESTMENT RESTRICTIONS

         The investment restrictions below have been adopted by the Trusts with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

         The investment policy of the Funds (including their investment objectives), with the exception of Bond Fund II and Short Term Bond Fund II, are not fundamental, except as designated in the Prospectuses or herein. The investment objectives of the Bond Fund II and Short Term Bond Fund II are fundamental but their investment policies are non-fundamental. Shareholders of the Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund must be given at least 30 days' prior written notice of any change in the Funds' investment objectives.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

(1) The Enhanced Income, Bond, Global Strategic Income and Short Term Bond Funds may not make any investment inconsistent with each Fund's classification as a diversified investment company under the Investment Company Act of 1940 (the "1940 Act");

(2) (a) The Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund and Enhanced Income Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

         (b) The Short Term Bond Fund II, Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not purchase any security of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby), if as a result, more than 25% of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except as permitted by the SEC. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

(3) (a) The Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

         (b) The Short Term Bond Fund II, Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not issue any senior security (as defined in the 1940 Act) except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations under the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(4) (a) The Fleming Emerging Markets Debt Fund, Bond Fund, Global
Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not borrow money, except to the extent permitted by applicable law;

         (b) The Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not borrow money except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of the Fund's total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Each Fund, other than the Strategic Income Fund, may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of any of the total assets of the Bond Fund II, Short Term Bond Fund II, or U.S. Treasury Income Fund must be repaid before the Fund may make additional investments;

(5) The Funds may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(6) (a) The Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) may make direct investments in mortgages;

         (b) The Short Term Bond Fund II, Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages or real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(7) The Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies),options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(8) The Short Term Bond Fund II, Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options on futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchase or sales of foreign currencies or securities;

(9) (a) The Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund and the U.S. Treasury Income Fund may make loans to other persons, in accordance with a Fund's investment objective and policies and to the extent permitted by applicable law; and

         (b) The Bond Fund II, Short Term Bond Fund II and Strategic Income Fund may not make loans, except that the Funds may:

                  (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;

                  (ii) enter into repurchase agreements with respect to portfolio securities; and

                  (iii) lend portfolio securities with a value not in excess of 1/3 of the value of its total assets.

         In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may seek to achieve their investment objectives by investing all of their investable assets in another investment company having substantially the same investment objective and policies as the Funds.

         For the purposes of investment restriction (6)(b) above, real estate includes Real Estate Limited Partnerships. For the purposes of investment restriction (2)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry". Investment restriction
(2)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry". Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (2)(b) above.


         FUTURE CHANGES TO FUNDAMENTAL INVESTMENT POLICES AND RESTRICTIONS. On August 19, 2004, the Boards of Trustees of JPMST, JPMMFG and JPMMFSG approved a proposal to amend each of their respective Funds' fundamental investment restriction with respect to borrowing, subject to the approval of shareholders. Shareholders will be asked to approve this proposed revised restriction at special meetings of shareholders scheduled to be held on January 20, 2005. If approved by shareholders, the fundamental investment restriction with respect to borrowing will be as indicated below.

         BORROWING: No Fund may borrow money, except to the extent permitted by applicable law.


         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that the Funds:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;

(ii) May not make short sales of securities other than short sales "against the box", maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(iv)     May not purchase or sell interests in oil, gas or mineral leases;

(v) The Bond Fund II, Short Term Bond Fund II and Strategic Income Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), and the U.S. Treasury Income Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

(vi) The Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(vii) Except as specified above, the Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.


(viii) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(ix) Emerging Markets Debt Fund, Bond Fund, Short Term Bond Fund, Short Term Bond Fund II, U.S. Treasury Income Fund and Bond Fund II all have an 80% investment policy which may be changed by the Fund's Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.


         For the purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

         In order to permit the sale of its shares in certain states, the Bond Fund II may make commitments more restrictive than the investment policies and limitations described above and in its Prospectuses. Should the Bond Fund II determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In order to comply with certain regulatory policies, as a matter of operating policy, the Bond Fund II will not: (i) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation; provided that this restriction shall not apply to investments in a Mauritius Portfolio Company; (ii) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Bond Fund II, one or more of such persons owns beneficially more than 1/2 of the 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities taken together own beneficially more than 5% of such shares of securities, or both, all taken at market value; provided, however, that this restriction shall not apply to investments in a Mauritius Portfolio Company.

         In order to permit the sale of its shares in certain states and foreign countries, the Short Term Bond Fund II, the Strategic Income Fund and the U.S. Treasury Income Fund may make commitments more restrictive than the investment policies and limitations described above and in their Prospectuses. Should the Short Term Bond Fund II, the Strategic Income Fund or the U.S. Treasury Income Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved. In order to comply with certain regulatory policies, as a matter of operating policy, the Short Term Bond Fund II, the Strategic Income Fund and the U.S. Treasury Income Fund will not (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such fund to exceed 10% of the value of that Fund's total assets,
(ii) invest more than 10% of such Fund's total assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by JPMorgan Chase Bank, (iv) invest more than 15% of such Fund's net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Boards of Trustees), (v) grant privileges to purchase shares of such Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vi) sell, purchase or loan securities (excluding shares in such Fund) or grant or receive a loan or loans to or from the Adviser, corporate and domiciliary agent or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either
(a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Boards of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

         For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with The Securities and Exchange Commission or other sources. In the absence of such classification or, if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES


         The names of the Trustees of the Funds, together with information regarding the year of their birth, positions with the Funds, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



  NAME (DOB); POSITIONS      PRINCIPAL OCCUPATIONS    NUMBER OF PORTFOLIOS    OTHER DIRECTORSHIPS HELD
  WITH THE FUNDS (SINCE)      DURING PAST 5 YEARS      IN FUND COMPLEX(1)       OUTSIDE FUND COMPLEX
                                                       OVERSEEN BY TRUSTEE
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG        Retired; Vice-President   68                     None
(1941); Trustee of JPMMFG   & Treasurer of
since 1987, of JPMMFSG      Ingersoll-Rand Company
since 1996, and of JPMF,    (manufacturer of
JPMIF and JPMST since 2001  industrial equipment)
                            (1972-2000)

ROLAND R. EPPLEY, JR.       Retired                   68                     Director, Janel Hydro
(1932); Trustee of JPMMFG                                                    Inc. (Automotive)
since 1989, of JPMMFSG                                                       (1993-present)
since 1996, and of JPMF,
JPMIF and JPMST since 2001

DR. MATTHEW GOLDSTEIN       Chancellor of the City    68                     Trustee of the Albert
(1941) Trustee of all       University of New York,                          Einstein School of
Trusts since 2003           (1999 - present);                                Medicine (1998-present);
                            President, Adelphi                               Director of National
                            University (New York)                            Financial Partners
                            (1998-1999)                                      (financial services
                                                                             distributor)
                                                                             (2003-present); Trustee
                                                                             of Bronx Lebanon Hospital
                                                                             Center (1992-present);
                                                                             Director of New Plan
                                                                             Excel Realty Trust, Inc
                                                                             (real estate investment
                                                                             trust) (2000-present);
                                                                             Director of Lincoln
                                                                             Center Institute for the
                                                                             Arts in Education
                                                                             (1999-present)

                                       26

ANN MAYNARD GRAY**          Vice President of         68                     Director of Duke Energy
(1945); Trustee of all      Capital Cities/ABC,                              Corporation
Trusts since 2001           Inc. (communications)                            (1997-present) Director
                            (1986-1998)                                      of Elan Corporation, Plc
                                                                             (pharmaceuticals)
                                                                             (2001-present); Director
                                                                             of The Phoenix Companies
                                                                             (wealth management
                                                                             services) (2002-present)

MATTHEW HEALEY              Retired; Chief            68                     None
(1937); Trustee of JPMF     Executive Officer of
since 1982, of JPMIF        certain J.P. Morgan
since 1992, of JPMST        Fund trusts (1982-2001)
since 1996 and of JPMMFG
and JPMMFSG  since 2001

ROBERT J. HIGGINS (1945);   Retired; Director of      68                     Director of Providian
Trustee of all Trusts       Administration of the                            Financial Corp. (banking)
since 2002.                 State of Rhode Island                            (2002-present)
                            (2003-2004); President
                            - Consumer Banking and
                            Investment Services
                            Fleet Boston Financial
                            (1971-2002)

WILLIAM G. MORTON, JR.      Retired; Chairman         68                     Director of Radio Shack
(1937) Trustee of all       Emeritus (2001-2002),                            Corporation (electronics)
Trusts since 2003           and Chairman and Chief                           (1987-present); Director
                            Executive Officer,                               of The Griswold Company
                            Boston Stock Exchange                            (securities brokerage)
                            (1985-2001)                                      (2002-2004); Director of
                                                                             The National Football
                                                                             Foundation and College
                                                                             Hall of Fame
                                                                             (1994-present); Trustee
                                                                             of the Berklee College of
                                                                             Music (1998-present);
                                                                             Trustee of the Stratton
                                                                             Mountain School
                                                                             (2001-present)

FERGUS REID, III            Chairman of Lumelite      68                     Trustee of Morgan Stanley
(1932); Chairman of the     Corporation (plastics                            Funds (209 portfolios)
Board of Trustees;          manufacturing                                    (1995-present)
Trustee of JPMMFG since     (2003-present);
1987, of JPMMFSG since      Chairman and CEO of
1996, and of JPMF, JPMIF    Lumelite Corporation
and JPMST since 2001        (1985 - 2002)

JAMES J. SCHONBACHLER       Retired; Managing         68                     None
(1943); Trustee of all      Director of Bankers
Trusts since 2001.          Trust Company
                            (financial services)
                            (1968-1998)

                                       27

INTERESTED TRUSTEE

LEONARD M. SPALDING, JR.*   Retired; Chief            68                     None
(1935); Trustee of JPMMFG   Executive Officer of
and JPMMFSG since 1998,     Chase Mutual Funds
and of JPMF, JPMIF and      (investment company)
JPMST since 2001            (1989-1998); President
                            and Chief Executive
                            Officer of Vista
                            Capital Management
                            (investment management)
                            (1990-1998); Chief
                            Investment Executive of
                            Chase Manhattan Private
                            Bank (investment
                            management) (1990-1998)



 (1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 13 investment companies.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. ("J.P. Morgan Chase") stock.


** Dana Maynard Gray, the daughter of Ann Maynard Gray, became an employee of JPMorgan Securities, Inc., as an Associate Analyst on May 3, 2004.

         Each Trustee serves for an indefinite term, subject to the Funds' current retirement policies, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Boards decide upon general policies and are responsible for overseeing the business affairs of each Trust. The Boards of Trustees presently has Audit, Valuation, Investment and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended August 31, 2004. The members of the Valuation Committee are Mr. Healey (Chairman) and Ms. Gray. The function of the Valuation Committee is to oversee the fair value of the securities held in each Fund as necessary. The Valuation Committee met one time during the fiscal year ended August 31, 2004. The members of the Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met one time during the fiscal year ended August 31, 2004. The members of the Governance Committee are Messrs. Reid (Chairman), Higgins and Morton. The responsibilities of the Governance Committee includes, among other things, the selection and nomination of persons for election or appointment as Trustees, as the case may be, the review of shareholder correspondence to the respective Board, the review of nominees recommended to the Board by shareholders, the review of compensation of the Trustee and Directors, as the case may be, and the recommendation of independent legal counsel to the Independent Trustees. The Governance Committee will consider nominees recommended by shareholders but has no procedure in place currently for doing so. The Governance Committee met one time during the fiscal year ended August 31, 2004.

         The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2003, in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1) :

                                                                                  OWNERSHIP OF
                                                                                    FLEMING
                                                                                    EMERGING         OWNERSHIP OF
                                                           OWNERSHIP OF BOND      MARKETS DEBT     ENHANCED INCOME
       NAME OF TRUSTEE          OWNERSHIP OF BOND FUND          FUND II               FUND               FUND
INDEPENDENT TRUSTEES
William J. Armstrong                     None                     None                None               None
Roland R. Eppley, Jr.                    None                     None                None               None
Dr. Matthew Goldstein                    None                     None                None               None
Ann Maynard Gray                         None                     None                None               None
Matthew Healey                           None                     None                None               None
Robert J. Higgins                        None                     None                None               None
William G. Morton, Jr.                   None                     None                None               None
Fergus Reid, III                         None                     None                None               None
James J. Schonbachler                    None                     None                None               None

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                 None                     None                None               None


                                                                                  OWNERSHIP OF       OWNERSHIP OF
                                  OWNERSHIP OF GLOBAL      OWNERSHIP OF SHORT   SHORT TERM BOND    STRATEGIC INCOME
       NAME OF TRUSTEE           STRATEGIC INCOME FUND       TERM BOND FUND         FUND II              FUND
INDEPENDENT TRUSTEES
William J. Armstrong                     None                     None                None               None
Roland R. Eppley, Jr.                    None                     None                None               None
Dr. Matthew Goldstein                    None                     None                None               None
Ann Maynard Gray                         None                     None                None               None
Matthew Healey                       Over $100,000                None                None               None
Robert J. Higgins                        None                     None                None               None
Fergus Reid, III                         None                     None                None               None
William G. Morton, Jr.                   None                     None                None               None
James J. Schonbachler               $10,001-$50,000               None                None               None

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                 None                     None                None               None

                                                           AGGREGATE OWNERSHIP OF ALL
                                                             REGISTERED INVESTMENT
                                                             COMPANIES OVERSEEN BY
                                 OWNERSHIP OF U.S.             TRUSTEE IN FAMILY OF
       NAME OF TRUSTEE           TREASURY INCOME FUND         INVESTMENT COMPANIES(1)
INDEPENDENT TRUSTEES
William J. Armstrong                     None                    Over $100,000
Roland R. Eppley, Jr.                    None                    Over $100,000
Dr. Matthew Goldstein                    None                         None
Ann Maynard Gray                         None                   $10,001-$50,000
Matthew Healey                           None                    Over $100,000
Robert J. Higgins                        None                         None
William G. Morton, Jr.                   None                         None
Fergus Reid, III                         None                    Over $100,000
James J. Schonbachler                    None                  $50,001 - $100,000
Robert J. Higgins                        None                         None

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                 None                    Over $100,000

(1) Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 11 investment companies.

         As of December 31, 2003, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

         Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Boards of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. Messrs. Armstrong, Spalding and Healy are paid an additional $40,000 for their services as committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex. Mr. Healey no longer serves as President of the Board of Trustees and is thus no longer paid for such services.

         Trustee aggregate compensation expenses paid by the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2003 are set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS

                                                                                      FLEMING           GLOBAL
                                   BOND              BOND        ENHANCED INCOME  EMERGING MARKETS     STRATEGIC
NAME OF TRUSTEE                    FUND            FUND II            FUND           DEBT FUND        INCOME FUND
INDEPENDENT TRUSTEES
William J. Armstrong              $1,756            $1,310            $478              $79              $153
Roland R. Eppley, Jr.              1,518            1,107              407               67               132
Dr. Matthew Goldstein              1,105             924               311               52               96
Ann Maynard Gray                   1,518            1,107              407               67               132
Matthew Healey                     2,029            1,480              544               90               176
Robert J. Higgins                  1,518            1,107              407               67               132
William G. Morton, Jr.             1,105             924               311               52               96
Fergus Reid, III                   3,178            2,319              856              141               276
James J. Schonbachler              1,518            1,107              407               67               132

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.           1,611            1,184              431               72               141

                                SHORT TERM        SHORT TERM        STRATEGIC      U.S. TREASURY
NAME OF TRUSTEE                  BOND FUND       BOND FUND II      INCOME FUND      INCOME FUND

INDEPENDENT TRUSTEES

William J. Armstrong              $1,161            $1,970             $28              $185
Roland R. Eppley, Jr.               988             1,680              24               159
Dr. Matthew Goldstein               754             1,278              18               119
Ann Maynard Gray                    988             1,680              24               159
Matthew Healey                     1,322            2,246              32               212
Robert J. Higgins                   988             1,680              24               159
William G. Morton, Jr.              754             1,278              18               119
Fergus Reid, III                   2,071            3,519              50               332
James J. Schonbachler               988             1,680              24               159

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.           1,052            1,779              25               168

                                      AGGREGATE TRUSTEE COMPENSATION

NAME OF TRUSTEE                       PAID FROM THE FUND COMPLEX
INDEPENDENT TRUSTEES
William J. Armstrong                               $140,000
Roland R. Eppley, Jr.                              120,000
Dr. Matthew Goldstein                               90,000
Ann Maynard Gray                                   120,000
Matthew Healey                                     160,000
Robert J. Higgins                                  120,000
William G. Morton, Jr.                              90,000
Fergus Reid, III                                   250,000
James J. Schonbachler                              120,000

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                           126,667

         The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Boards of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Boards of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.


         The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.

         The Declarations of Trust provide that the Trusts will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless, as to liability to the Trusts or their shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

         The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The Funds have no employees.

         The names of the officers of the Funds, together with the year of their birth, information regarding their positions held with the Funds, principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

     NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                                        PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                           DURING PAST 5 YEARS

George C. W. Gatch                Managing Director, JPMIM; Head of J.P. Morgan Fleming's U.S. Mutual Funds and
(1962), President (2001)          Financial Intermediaries Business ("FFI"); he has held numerous positions throughout the firm in business management, marketing and sales.

Robert L. Young (1963),           Mr. Young joined Banc One Investment Advisors Corporation in 1996 and in 1999 he
Senior Vice President (2004)      became Vice President and Treasurer of One Group Administrative Services, Inc. and
                                  One Group Dealer Services, Inc. and in 2001, Mr. Young became the COO of the One
                                  Group Mutual Funds.

Patricia A. Maleski               Vice President, JPMIM, head of FFI and US Institutional Funds Administration and
(1960), Vice President and        Board Liaison.  Prior to joining JPMorgan in 2001, she was the Vice President of
Chief Administrative Officer      Finance for the Pierpont Group, Inc., a service provider to the board of trustees of
(2004)                            the heritage JPMorgan Funds.

Wayne H. Chan                     Vice President and Assistant General Counsel, JPMIM, since September 2002; Mr. Chan
(1965), Vice President and        was an associate at the law firm of Shearman & Sterling from May 2001 through
Assistant Secretary (2003)        September 2002; Swidler Berlin Shereff Friedman LLP from June 1999 through May 2001 and Whitman Breed Abbott & Morgan LLP from September 1997 through May 1999.

Stephanie J. Dorsey (1969),
Treasurer (2004)                  Director of Mutual Fund Administration, One Group Administrative Services, since
                                  January 2004; Ms. Dorsey worked for Bank One Corporation from January 2003 to
                                  January 2004; Prior to joining Bank One Corporation, held various positions at
                                  PricewaterhouseCoopers LLP from September 1992.

                                       32

Jessica K. Ditullio (1963),       From August 1990 to present, various attorney positions for Bank One Corporation
Assistant Secretary (2004)        (now known as JPMorgan Chase & Co.)

Nancy E. Fields (1949),           From October 1999 to present, Director, Mutual Fund Administration, One Group
Assistant Secretary (2004)        Administrative Services, Inc. and Senior Project Manager, Mutual Funds, One Group
                                  Dealer Services, Inc. From July 1999 to October 1999, Project Manager, One Group,
                                  Banc One Investment Advisors Corporation.

Alaina Metz (1967), Assistant      Chief Administrative Officer of BISYS Fund Services,  Inc.; formerly,  Supervisor of
Secretary (2001)*                  the Blue Sky Department of Alliance Capital Management L.P.

Martin R. Dean (1963),            Vice President of Regulatory Services of BISYS Fund Services, Inc.
Assistant Secretary (2004)*

Arthur A. Jensen (1966),          Vice President of Financial Services of BISYS Fund Services, Inc., since June 2001;
Assistant Secretary (2004)*       formerly Section Manager at Northern Trust Company and Accounting Supervisor at
                                  Allstate Insurance Company.

Christopher D. Walsh (1965),      Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)        mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund
                                  Administration at Prudential Investments.

Paul M. DeRusso                   Vice President, JPMIM; Manager of the Budgeting and Expense Group of Funds
(1954), Assistant Treasurer       Administration Group.
(2001)


                                       33

Mary D. Squires                   Vice President, JPMIM; Ms.  Squires has held numerous financial and operations
(1955), Assistant Treasurer       positions supporting the J.P. Morgan Chase organization complex.
(2001)

Stephen M. Ungerman (1953),       Vice President, JPMIM; Fund Administration - Chief Compliance Officer Pooled
(2004)                            Vehicles; prior to joining J.P. Morgan Chase in 2000, he held a number of positions in Prudential Financial's asset management business, including
                                  Assistant General Counsel, Tax Director and Co-head of Fund Administration;
                                  Mr. Ungerman also served as Assistant Treasurer for all mutual funds managed by Prudential.



* The contact address for the officer is 3435 Stelzer Road, Columbus, OH 43219.

         As of November 30, 2004, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

                                 CODES OF ETHICS

         The Funds, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.


         Effective February 19, 2005, One Group Dealer Services, Inc. ("OGDS") will become the Funds' distributor. See "Distributor" below for more information. OGDS has adopted a Code of Ethics that requires that all employees of OGDS must: (i) place the interest of the accounts which are managed by affiliates of OGDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the Code of Ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of OGDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable mutual fund's prospectus or Statement of Additional Information or effecting or facilitating a mutual fund transaction to engage in market timing. OGDS's Code of Ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such Code of Ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES


         The Boards of Trustees of the Funds have delegated to the Funds' investment adviser, JPMIM, and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. Most of the securities in which the Funds invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues.

         To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

         Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and JPMIM, the Fund's principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner or deferring the vote to the ISS, which will vote in accordance with its own recommendation.

         The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

              o JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who:
                  (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead -hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

              o JPMIM votes proposals to classify Board on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

              o JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

              o JPMIM votes against proposals for a super-majority vote to approve a merger.

              o JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

              o JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

              o JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

                          PORTFOLIO HOLDINGS DISCLOSURE

         As described in the Prospectuses and pursuant to the procedures approved by the Trustees, each business day, the Funds will make available to the public upon request to the JPMorgan Service Center (1-800-348-4782) an uncertified complete schedule of its portfolio holdings as of the prior business day.

         The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis and the frequency with which it is provided to them is provided below:

         In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than as provided in the first paragraph above, including pricing services, accountants, attorneys, and custodians. Such holdings are released on conditions of confidentiality which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (E.G., attorney -client relationship), or required by fiduciary or regulatory principles (E.G., custody services provided by financial institutions). Disclosure of the Funds' portfolio securities as an exception to the Funds' normal business practice must be approved by the Funds' Treasurer following business and compliance review, in accordance with the Funds' procedures. No compensation or other consideration is received by the Funds or the Adviser, or any person for these disclosures. The Funds' Trustees' will review at least annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures seek to ensure that disclosure of information about the Funds' portfolio securities is in the best interests of the Funds' shareholders. The identity of such entities, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

         Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the SEC website at WWW.SEC.GOV.

         The Funds also include information concerning the Funds' top ten holdings in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. After this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

         Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.


                               INVESTMENT ADVISER

         Pursuant to the Investment Advisory Agreements (the "Advisory Agreements"), between the Trusts on behalf of the Funds and JPMIM, JPMIM serves as investment adviser, as discussed in the "General" section.


         Subject to the supervision of the Funds' Trustees, the Adviser makes the Funds' day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. ("JPMFAMH"), which is a wholly owned subsidiary of JPMorgan Chase. Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


         Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.


         Under separate agreements, JPMorgan Chase Bank, a subsidiary of JPMorgan Chase, also provides certain financial, fund accounting, record keeping and administrative services to the Trusts, the Corporation and the Funds and shareholder services for the Trusts. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMorgan Chase Bank, will become the administrator to the Funds in place of JPMorgan Chase Bank. Similarly, effective that same day, One Group Dealer Services, Inc., also an affiliate of JPMorgan Chase Bank, will replace JPMorgan Chase Bank as the shareholder servicing agent for the Funds. See the "Administrator and Sub-Administrator" and "Shareholder Servicing" sections.

         JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

         JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

         The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See the "Portfolio Transactions" section.

         The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

         On February 19, 2005, the Boards of Trustees of the Trusts approved amendments to the Advisory Agreements reflecting (i) the new names of the Funds effective February 19, 2005, (ii) new advisory fees for certain series of JPMST not included in this SAI, (iii) the contingent removal of each of the Funds from the Advisory Agreements effective upon the closing of the reorganization or reorganization and redomiciliation of the Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund.

         Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), a wholly owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund. On September 1, 2003, JPMFAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.


         Prior to February 28, 2001, The Chase Manhattan Bank ("Chase"), a predecessor of JPMorgan Chase Bank, was the investment adviser to the Funds of JPMMFG and JPMMFSG, Chase Fleming Asset Management (USA) Inc. served as sub-adviser to those Funds, and State Street Research & Management Company also served as sub-adviser to the Strategic Income Fund.


         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by JPMIM or a predecessor, under the Advisory Agreements, the Trusts, on behalf of the Funds, have agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets as described in the Prospectuses.


         The table below sets forth the investment advisory fees paid to or accrued by JPMFAM (USA) or Chase, (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):


                                      FISCAL YEAR ENDED             FISCAL PERIOD FROM     FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                           10/31/01             11/1/01 THROUGH 8/31/02*       8/31/03              8/31/04
                                 PAID/                           PAID/                     PAID/                 PAID/
FUND                            ACCRUED             WAIVED      ACCRUED          WAIVED   ACCRUED    WAIVED     ACCRUED   WAIVED
Bond Fund II                     $2,013              $   -       $1,781          $   -    $2,712      $   -

Short Term Bond Fund II             776                 86        2,284              -     3,818          -

Strategic Income Fund               130              (130)           91           (91)       108      (108)
U.S. Treasury Income Fund           305              (212)          336          (163)       447      (119)


*The Funds changed their fiscal year-end from 10/31 to 8/31.

         The table below sets forth the amounts paid to or accrued by JPMIM, (for the portfolios corresponding to the Funds through 9/9/01 and the Funds from 9/10/01 through 8/31/06) and the amounts waived in parentheses for the fiscal periods indicated (amounts in thousands):

                                              FISCAL YEAR     FISCAL PERIOD
                                                 ENDED         FROM 11/1/01     FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                               10/31/00*     THROUGH 8/31/02*        8/31/03             8/31/04
                                                             PAID/               PAID/              PAID/
FUND                                                         ACCRUED   WAIVED   ACCRUED    WAIVED   ACCRUED   WAIVED
Bond Fund                                       $4,413       $4,315    $   -    $4,554     $   -
Enhanced Income ***                                  -            -        -       914     (399)
Global Strategic Income Fund                       652          538    (264)       586     (327)
Short Term Bond Fund                             1,126        1,474       68     2,218      (29)


                                                                 FISCAL PERIOD
                                               FISCAL YEAR        FROM 8/1/02         FISCAL YEAR      FISCAL YEAR ENDED
                                              ENDED 7/31/02    THROUGH 8/31/02~**    ENDED 8/31/03          8/31/04
                                             PAID/             PAID/               PAID/              PAID/
FUND                                         ACCRUED  WAIVED   ACCRUED    WAIVED   ACCRUED   WAIVED    ACCRUED    WAIVED
Fleming Emerging Markets Debt
Fund                                            $229    $(79)       $22      $(2)     $412      $(2)


~The fees were paid by the U.S. Fixed Income Portfolio, the Global Strategic Income Portfolio, the Short Term Bond Portfolio and the Emerging Markets Debt Portfolio, respectively, prior to the despoking of the Master Feeder structure on 9/9/01.

*The Funds changed their fiscal year-end from 10/31 to 8/31.
**The Fund changed its fiscal year-end from 7/31 to 8/31.
*** The Fund's inception date is 11/31/01.

         The Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreements. See the "Distributor" section. The Advisory Agreements will terminate automatically if assigned and are terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS


         The Funds' Boards of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreements or their affiliates, have approved the respective Advisory Agreement for each Fund.

        As part of its review of the investment advisory arrangements for the Funds, the Boards of Trustees have requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Boards of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Boards of Trustees request and review, with the assistance of legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

         In approving each Advisory Agreement, the Boards of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Boards of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Boards of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities.

         The Boards of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Boards of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

         In reaching their decision to approve the investment advisory contracts, the Boards of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.


                       ADMINISTRATOR AND SUB-ADMINISTRATOR

         Pursuant to the Administration Agreements, effective September 10, 2001, between the Trusts, on behalf of the Funds, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trusts of all documents required to be filed for compliance by the Trusts with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the investment management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of the Funds' shares.

         JPMorgan Chase Bank was formed on November 10, 2001, from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.


         Under the Administration Agreements, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreements will continue in effect for two years and from year to year thereafter with respect to each Fund, only if such continuance is specifically approved at least annually by the Boards of Trustees of the Trusts, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities, as defined under "Investment Restrictions". The Administration Agreements are terminable without penalty by the Trusts on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of each of the Boards of Trustees, including a majority of the Trustees who are not "interested persons" of the Trusts, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that absent willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Trusts shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trusts under the Administration Agreements.

         In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreements, JPMorgan Chase Bank receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank pays a portion of the fees it receives to BISYS Fund Services, L.P for its services as each Fund's sub-administrator.

         Prior to July 1, 2001 and pursuant to co-administration agreements with JPMF, JPMIF and JPMST, on behalf of their Funds, dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as co-administrator for such Funds and their corresponding Portfolios. For its services under the co-administration agreements, these Funds and their corresponding Portfolios agreed to pay FDI fees equal to their allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund and its corresponding Portfolio was based on the ratio of its net assets to the aggregate net assets of its Trust and certain other investment companies subject to similar agreements with FDI.

         Prior to July 1, 2001 and pursuant to an administrative services agreement with JPMF, JPMIF and JPMST on behalf of their Funds a predecessor to JPMorgan Chase Bank served as such Fund's administrative services agent. For its services under this agreement, the administrative services agent received from each Fund and Portfolio an allocable share of a complex-wide charge of 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bore to the total net assets of its Trust and certain other Funds with similar arrangements.


         On August 19, 2004, the Boards of Trustees of the Trusts approved an administration agreement (the "New Administration Agreement") with One Group Administrative Services, Inc. ("OGA"). OGA is an affiliate of JPMorgan Chase Bank, the current Administrator, and an indirect wholly owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Columbus, Ohio 43240. Pursuant to the New Administration Agreement, effective February 19, 2005, OGA will be the administrator of the Funds. The new name of the Administrator will be "JPMorgan Funds Administrative Services, Inc." effective February 19, 2005.

         Pursuant to the New Administration Agreement, OGA will assist in supervising all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian agreement, the fund accounting agreement and the transfer agency agreement for that Fund). Under the New Administration Agreement, OGA has agreed to maintain the necessary office space for the Funds, to price the portfolio securities of each Fund it serves and compute the net asset value and net income of the Funds on a daily basis, to maintain each Fund's financial accounts and records, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian agreement, fund accounting agreement and the transfer agency agreement. Under the New Administration Agreement, OGA may, at its expense, subcontract with any entity or person concerning the provision of services under the New Administration Agreement.

         Unless sooner terminated, the New Administration Agreement will continue in effect through October 31, 2006. Thereafter, if not terminated, the New Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Boards of Trustees who are not parties to the New Administration Agreement or interested persons of any such party. The New Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Boards of Trustees or by OGA. The termination of the New Administration Agreement with respect to one Fund will not result in the termination of the New Administration Agreement with respect to any other Fund.

         The New Administration Agreement provides that OGA shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the New Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

         In consideration of the services to be provided by OGA pursuant to the New Administration Agreement, OGA will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of the equity and fixed income funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets of the equity and fixed income funds in the JPMorgan Funds Complex in excess of $25 billion. For purposes of this paragraph, the "JPMorgan Funds Complex" includes the series of One Group Mutual Funds.

         Prior to September 10, 2001, pursuant to an administration agreement with each of JPMMFG and JPMMFSG on behalf of their Funds, dated August 31,1996, a predecessor to JPMorgan Chase Bank served as administrator for Funds of those trusts. For its services under these administration agreements, the administrator received 0.10% of the average daily net assets of such Funds.

         Prior to September 10, 2001, pursuant to an administration agreement effective July 1, 2001 with JPMF, JPMIF and JPMST, on behalf of their Funds, a predecessor to JPMorgan Chase Bank served as administrator for Funds of those trusts. For its services under this agreement, the administrator received from each such Fund and Portfolio an allocable share of a complex-wide charge of 0.09% of the first $7 billion of average net assets plus 0.04% of average net assets over $7 billion.


         The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds or Portfolio (the amounts waived are in parentheses) for the fiscal periods indicated (amounts in thousands).


                                                                        FISCAL PERIOD FROM
                                                      FISCAL YEAR ENDED   11/1/01 THROUGH   FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                                          10/31/01            8/31/02*           8/31/03             8/31/04
                                                      PAID/             PAID/               PAID/               PAID/
FUND                                                  ACCRUED   WAIVED  ACCRUED    WAIVED   ACCRUED    WAIVED   ACCRUED    WAIVED
Bond Fund                                                 $598  $(215)    $2,158  $(1,158)    $2,277  $(1,553)
U.S. Fixed Income Portfolio                                351       -         -         -         -         -
Bond Fund II                                               731    (49)       891     (121)     1,356      (36)
Enhanced Income Fund**                                                       192     (192)       548     (548)
Global Strategic Income Fund                                65    (21)       179      (87)       195      (62)
Global Strategic Income Portfolio                           35       -         -         -         -         -
Short Term Bond Fund                                       244   (106)       884     (740)     1,331   (1,298)
Short Term Bond Portfolio                                  107       -         -
Strategic Income Fund                                       28    (28)        27      (27)        32      (32)
Short Term Bond Fund II                                    374    (60)     1,371     (259)     2,291     (549)
U.S. Treasury Income Fund                                  113    (13)       168      (39)       224     (120)


*The Funds changed their fiscal year-end from 10/31 to 8/31.
**The Fund's inception date is 11/31/01.


                                                                    FISCAL PERIOD
                                                  FISCAL YEAR ENDED 8/1/02 THROUGH     FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                                        7/31/02        8/31/02*             8/31/03             8/31/04
                                                  PAID/             PAID/               PAID/               PAID/
FUND                                              ACCRUED   WAIVED  ACCRUED   WAIVED    ACCRUED   WAIVED    ACCRUED   WAIVED
Fleming Emerging Market Debt Fund                      $50      $-        $5       $ -       $88     $(31)
The Series Portfolio                                     -       -


*The Fund changed its fiscal year-end from 7/31 to 8/31.

         Prior to September 10, 2001 and pursuant to a distribution and sub-administration agreement with JPMMFG and JPMMFSG, on behalf of their Funds, a predecessor to the Distributor served as such Funds' sub-administrator. For its services under this agreement, the sub-administrator received 0.05% of the average daily net assets of each such Fund. The table below sets forth the fees paid or accrued for the fiscal periods indicated (amounts in thousands).

                                          FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL PERIOD FROM
                                               10/31/99                 10/31/00          11/1/00 THROUGH 9/9/01
                                          PAID /                   PAID /                  PAID /
FUND                                      ACCRUED      WAIVED      ACCRUED     WAIVED      ACCRUED      WAIVED
----
Bond Fund II                                 $303      $(271)        $296        $(8)        $275        $(159)
Intermediate Bond Fund                        183       (164)         190        (19)         183            -
Short Term Bond Fund II                        26        (26)          25        (25)          92          (75)
Strategic Income Fund                        3(a)      (3)(a)          12        (12)          11          (11)
U.S. Treasury Income Fund                      44          -           37          -           39            -


(a) Administrative fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999

                                   DISTRIBUTOR

         The Distributor serves as the Trusts' exclusive distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trusts, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trusts and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trusts, the Distributor receives no compensation in its capacity as the Trusts' distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc.

         The Distribution Agreement shall continue in effect with respect to each Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of a Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of a Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of a Trust, including a vote of a majority of the Trustees who are not "interested persons" of a Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of the Distributor are located at 522 Fifth Avenue, New York, NY 10036.

         Prior to April 11, 2001, Funds Distributors, Inc. ("FDI") serviced as the distributor of the Funds of JPMF, JPMIF and JPMST.

         Effective February 19, 2005, One Group Dealer Services, Inc., 1111 Polaris Parkway, Columbus, Ohio ("OGDS"), will begin serving as distributor to the Funds pursuant to a Distribution Agreement approved by the Boards of Trustees of the Trusts on August 19, 2004. OGDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly owned subsidiary of JPMorgan Chase.

         Unless otherwise terminated, the Distribution Agreement will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Boards of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Boards of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Boards of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the OGDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. OGDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

                                DISTRIBUTION PLAN

         Each Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, B, C and M Shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

         Class A Shares pay a Distribution Fee of 0.25%, Class B and Class C Shares pay a Distribution Fee of 0.75%, Strategic Income Fund Class M Shares pay a Distribution Fee of up to 0.50% and Short Term Bond Fund II Class M Shares pay a Distribution Fee of up to 0.35% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

         No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

         Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average NAV of the Class A Shares, 0.25% annualized of the average NAV of the Class B Shares or 0.75% annualized of the average NAV of the Class C Shares maintained in a Fund by such broker-dealers' customers. For the Strategic Income Fund, such compensation to broker-dealers are in an amount not to excess 0.50% annualized of the average NAV of the Class M Shares maintained by such broker-dealers' customers. For the Short Term Bond Fund II, such trail or maintenance commissions are in an amount not to exceed 0.30% annualized of the average NAV of the Class M Shares maintained by such broker-dealers' customers up to $1 billion and 0.35% of the NAV excess of $1 billion. Trail or maintenance commissions on Class B and Class C Shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

         Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

         The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

         The Distribution Plan requires that the Distributor shall provide to the Boards of Trustees, and the Boards of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefore) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.



         The Distribution Plan, which was approved by the Boards of Trustees of the Trusts on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by each Trust with respect to the classes of shares specified above.

         The table below sets for the 12b-1 fees that the Funds paid to or that were accrued by the Distributor (waived amounts are in parentheses) with respect to fiscal periods indicated (amounts in thousands):


                                                              FISCAL PERIOD FROM
                                           FISCAL YEAR ENDED   10/31/01 THROUGH    FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                              10/31/2001          8/31/02 *           8/31/2003             8/31/04

                                            PAID/              PAID/               PAID/                PAID/
                                            ACCRUED  WAIVED   ACCRUED   WAIVED    ACCRUED    WAIVED    ACCRUED    WAIVED
FUND
Bond Fund                                         -^      -    $    4        -         21    $    -
Bond Fund II                                     93     (64)      159      (94)       201       (88)
Enhanced Income Fund **
Global Strategic Income
Fund                                              -^      -         1        -          4         -
Short Term Bond Fund                              -^      -        15        -         26         -
Short Term Bond Fund II                         822     (32)    2,769      (66)     4,570      (129)
Strategic Income Fund                           150     (19)      107       (8)        90         -
U.S. Treasury Income Fund                       232    (108)      209      (90)        62      (124)


* The Funds changed their fiscal year-end from 10/31 to 8/31.
** Fund commenced operations on 11/30/01.
^ Amount rounds to less than one thousand.


                                  FISCAL YEAR ENDED        FISCAL PERIOD FROM          FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                       7/31/02           /31/02 THROUGH 8/31/02             8/31/03                   8/31/04
                               PAID/                   PAID/                                 PAID/                     PAID/
FUND                          ACCRUED     WAIVED     ACCRUED                WAIVED     ACCRUED      WAIVED     ACCRUED      WAIVED
----

Fleming Emerging Markets
Debt Fund *                   $  -        $  -       $   -                  $ -        $  -         $  -


* The Fund changed its fiscal year-end from 7/31 to 8/31.

         Expenses paid by the Distributor related to the distribution of Fund shares under the Distribution Plan during the fiscal year ended 8/31/04:


BOND FUND
             Advertising and Sales Literature
             B Share Financing Charges
             Compensation to dealers
             Compensation to sales personnel
             Equipment, supplies and other
             Printing, production and mailing of prospectuses to other than shareholders
BOND FUND II
             Advertising and Sales Literature
             B Share Financing Charges
             Compensation to dealers
             Compensation to sales personnel
             Equipment, supplies and other
             Printing, production and mailing of prospectuses to other than shareholders
FLEMING EMERGING MARKETS DEBT FUND
             Advertising and Sales Literature
             B Share Financing Charges
             Compensation to dealers
             Compensation to sales personnel
             Equipment, supplies and other
             Printing, production and mailing of prospectuses to other than shareholders
GLOBAL STRATEGIC INCOME
             Advertising and Sales Literature
             B Share Financing Charges
             Compensation to dealers
             Compensation to sales personnel
             Equipment, supplies and other
             Printing, production and mailing of prospectuses to other than shareholders
SHORT TERM BOND FUND
             Advertising and Sales Literature
             B Share Financing Charges
             Compensation to dealers
             Compensation to sales personnel
             Equipment, supplies and other
             Printing, production and mailing of prospectuses to other than shareholders
SHORT TERM BOND FUND II
             Advertising and Sales Literature
             B Share Financing Charges
             Compensation to dealers
             Compensation to sales personnel
             Equipment, supplies and other indirect distribution related expenses
             Printing, production and mailing of prospectuses to other than shareholders
STRATEGIC INCOME FUND
             Advertising and Sales Literature
             B Share Financing Charges
             Compensation to dealers
             Compensation to sales personnel
             Equipment, supplies and other indirect distribution related expenses
             Printing, production and mailing of prospectuses to other than shareholders
U.S. TREASURY INCOME FUND
             Advertising and Sales Literature
             B Share Financing Charges
             Compensation to dealers
             Compensation to sales personnel
             Equipment, supplies and other indirect distribution related expenses
             Printing, production and mailing of prospectuses to other than shareholders

                                    CUSTODIAN

         Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated March 1, 2003, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.


         For fund accounting services, each Fund, except the Global Strategic Income Fund and Fleming Emerging Markets Debt Fund, pays to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. income funds of 0.01% of the first $10 billion, 0.0075% on the next $10 billion, 0.005% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. income fund is $25,000.

         For fund accounting services, the Fleming Emerging Markets Debt Fund pays to JPMorgan Chase Bank the higher of (a) fees equal to its pro rata share of an annual complex-wide charge on the average daily net assets of all emerging markets funds of 0.04% of the first $10 billion and 0.03% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per emerging market fund is $55,000.

         For fund accounting services, the Global Strategic Income Fund pays to JPMorgan Chase Bank the higher of (a) fees equal to its pro rata share of an annual complex-wide charge on average daily net assets of all international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $55,000.

         In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts. For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

         JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

         DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street, Kansas City, MO 64105, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

         On August 19, 2004, the Boards of Trustees of the Trusts approved the retention of Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171 ("BFDS"), to serve as transfer agent and dividend disbursing agent for each Fund. The transition from DST to BFDS is expected to be complete in February, 2005. The services to be provided by BFDS will be substantially similar to the services currently provided by DST as Transfer Agent and Dividend Disbursing Agent.

                              SHAREHOLDER SERVICING

         The Trusts on behalf of each of the Funds have entered into Shareholder Servicing Agreements with JPMorgan Chase Bank. Under the agreements, JPMorgan Chase Bank is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with parties for the provision of shareholder support services.


         Under the Shareholder Servicing Agreements, each Fund has agreed to pay the JPMorgan Chase Bank for these services a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders). JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreements with respect to each Fund on a month-to-month basis.


Select Class, Class A, Class B and Class C Shares            0.25%
Institutional Class Shares                                   0.10%
Ultra Shares                                                 0.05%
Strategic Income Fund Class M Shares                         0.30%
Short Term Bond Fund II Class M Shares                       0.25%

         The table below sets forth the fees paid or accrued to the Shareholder Servicing Agents and (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated:


                            FISCAL YEAR ENDED        FISCAL PERIOD FROM
                                10/31/01            11/1/01 THROUGH 8/31/02*    FISCAL YEAR ENDED 8/31/03    FISCAL YEAR ENDED
FUND                      PAID/                                  WAIVED          PAID/           WAIVED           8/31/04
                         ACCRUED      WAIVED        PAID/        ACCRUED         ACCRUED         ACCRUED     PAID/      WAIVED
BOND FUND
Class A Shares                                       1,000        (1,000)        4,000             (4,000)
Class B Shares                                       1,000             -         6,000                  -
Class C Shares                                                                    -^                    -
Institutional Class
Shares                    945,000    (14,000)      720,000       (74,000)      645,000            (71,000)
Select Class Shares       109,000          -       629,000             -       836,000             (1,000)
Ultra Shares               41,000    (41,000)      233,000      (233,000)      267,000           (267,000)
BOND FUND II
Select Class Shares         1,603       (491)    1,369,000      (675,000)    2,134,000         (1,262,000)
Class A Shares                 64        (46)       94,000       (30,000)       88,000            (59,000)
Class B Shares                 10         (7)       21,000        (4,000)       38,000            (25,000)
ENHANCED INCOME FUND **
Institutional Class
Shares                                                                         366,000           (366,000)
GLOBAL STRATEGIC INCOME
FUND
Class A Shares                                           -                       1,000             (1,000)
Class B Shares                                           -                       1,000             (1,000)
Institutional Class
Shares                    159,000     (4,000)      116,000       (26,000)      126,000            (25,000)
Select Class Shares         2,000          -         9,000        (7,000)        9,000             (6,000)
SHORT TERM BOND FUND
Class A Shares                                      15,000        (4,000)       26,000            (22,000)
Institutional Class
Shares                    498,000    (88,000)      502,000      (502,000)      739,000           (726,000)
Select Class Shares        22,000          -       203,000             -       344,000             (4,000)
SHORT TERM BOND FUND II
Select Class Shares           466       (135)      275,000      (168,000)      492,000           (318,000)
Class M Shares                                   1,899,000       (56,000)    3,111,000                  -
Class A Shares                                     110,000       (32,000)      215,000            (24,000)
STRATEGIC INCOME FUND
Class M Shares                                      16,000       (16,000)       25,000            (20,000)
Class A Shares                                       5,000        (5,000)        7,000             (7,000)
Class B Shares                                      22,000       (13,000)       20,000            (20,000)
Class C Shares                                       5,000        (5,000)        7,000             (7,000)
U.S. TREASURY INCOME
FUND
Select Class Shares           152        (13)       22,000       (13,000)      192,000           (126,000)
Class A Shares                                                                 124,000            (70,000)
Class B Shares                                                                  56,000             (1,000)


^Amount rounds to less than one thousand.
*The Funds changed their fiscal year-end from 10/31 to 8/31.
**The Fund's inception date is 11/31/01.


                                  FISCAL PERIOD FROM
                                     FISCAL YEAR            8/1/02 THROUGH        FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                    ENDED 7/31/02              8/31/02*                8/31/03                   8/31/04
                                  PAID/                     PAID/                PAID/                      PAID/
FUND                             ACCRUED        WAIVED     ACCRUED   WAIVED     ACCRUED      WAIVED        ACCRUED    WAIVED
FLEMING EMERGING MARKETS
DEBT FUND
Select Class Shares              $92,000           -       $8,000         -    $147,000    (127,000)


*The Fund changed its fiscal year-end from 7/31 to 8/31.

         Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Shareholder Servicing Agents.

         For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related in investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

         JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Funds or to its shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.

         JPMorgan Chase Bank, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.


         On August 19, 2004, the Boards of Trustees of the Trusts, including a majority of the trustees who are not "interested persons" of the Trusts (as defined in the 1940 Act), approved a Shareholder Servicing Agreement between the Trusts and OGDS (the "New Shareholder Servicing Agreement"). The New Shareholder Servicing Agreement will be effective February 19, 2005 with respect to the Select Class, Institutional Class, Class A, Class B and Class C Shares of each Fund. Under the New Shareholder Servicing Agreement, effective February 19, 2005, the Fund will pay OGDS a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Fund attributable to the Select Class, Class A, Class B and Class C Shares of each Fund and 0.25% of the average daily net assets of the Fund attributable to the Institutional Class Shares of each Fund. The fee is paid to OGDS for a variety of specific shareholder servicing functions. OGDS may enter into shareholder servicing contracts with affiliated and unaffiliated broker-dealers and intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Select Class, Institutional Class, Class A, Class B or Class C Shares of a Fund under which OGDS will pay all or a portion of the annual fee to such broker-dealers or intermediaries for performing such services.

         The New Shareholder Servicing Agreement will become effective February 19, 2005 and, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the New Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Boards of Trustees of the Trusts who are not parties to the New Shareholder Servicing Agreement or interested persons of any such party. The New Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Boards of Trustees of the Trusts or by OGDS. The New Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

                                    EXPENSES

         The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

         JPMorgan Chase Bank, JPMIM, OGA and OGDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                             FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trusts, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and will not be remitted to a Fund or JPMorgan Chase Bank.

         Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

                             INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trusts and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

         The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that the investor buys more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. The JPMorgan Funds Service Center may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the JPMorgan Funds Service Center. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

         An investor may buy shares in a Fund: (i) through an investment representative ("Financial Intermediary"); (ii) through the Distributor by calling the JPMorgan Service Center; or (iii) for the purchase Class A, B or C shares, an investor may also buy through the Systematic Investment Plan. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

         The Funds may, at their own option, accept securities in payment for shares. The securities, delivered in such a transaction, are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objectives and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale;
(iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities offered in payment for its shares.

         Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

         Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of a Fund by the percentage representing that investor's share of the aggregate beneficial interests in a Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

         EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

         Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

         A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 14Ad-15 of the Securities Exchange Act of 1934.

         ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.


         The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

         For all Funds with Class B Shares, Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B Shares purchased prior to May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

         A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

         The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

         Investors may incur a fee if they effect transactions through a broker or agent.

                           DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

         Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

         The Funds compute their NAV once daily on Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Boards of Trustees to the extent permitted by applicable law. The days on which NAV is determined are the Funds' business days.

         The NAV of each class of a Fund is equal to the value of such class's pro rata portion of the Fund's investments less the class's pro rata portion of the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

         Fixed income securities with a maturity of 60 days or more, are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Securities or other assets for which market quotations are not readily available (including certain illiquid securities) or for which market quotations do not represent the value at the time of pricing are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

         Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodity exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third party broker.

         For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date. Trading in securities on most foreign markets is normally completed before the close in trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when a Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                             PERFORMANCE INFORMATION

         From time to time, the Funds may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this SAI. See also the Prospectuses.

         A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter period.


Average annual total returns are calculated according to the following formulas:


     Average annual total returns (before taxes):
                  n
         P (1 + T)  = ERV

     Average annual total returns (after taxes on distributions):
                  n
         P (1 + T) = ATV
                        D

     Average annual total returns (after taxes on distributions and sale of Fund
                          n
         shares) P (1 + T) = ATV
                                 DR

                  Where:     P        =   a hypothetical initial payment of $1,000.

                             T            = average annual total return (before
                                          taxes, after taxes on distributions,
                                          or after taxes on distributions and
                                          sale of Fund shares, as applicable).

                             n        =   number of years

                             ERV      =   ending redeemable value of a
                                          hypothetical $1,000 payment made at
                                          the beginning of the 1-, 5-, or
                                          10-year periods at the end of the 1-,
                                          5-, or 10-year periods (or fractional
                                          portion).

                             ATV      =   ending value of a hypothetical
                                D         $1,000 payment made at the beginning
                                          of the 1-, 5-, or 10-year periods at
                                          the end of the 1-, 5-, or 10-year
                                          periods (or fractional portion), after
                                          taxes on fund distributions but not
                                          after taxes on redemption.

                             ATV      =   ending value of a hypothetical
                                DR        $1,000 payment made at the beginning
                                          of the 1-, 5-, or 10-year periods at
                                          the end of the 1-, 5-, or 10-year
                                          periods (or fractional portion), after
                                          taxes on fund distributions and
                                          redemption.


       AVERAGE ANNUAL TOTAL RETURNS AS OF THE FISCAL PERIOD ENDED 8/31/04* (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)


                                                                                        SINCE                DATE OF
                                                      1 YEAR      5 YEARS    10 YEARS   INCEPTION **    FUND INCEPTION **
----------------------------------------------------- ----------- ---------- ---------- -------------- --------------------
BOND FUND
Class A Shares - before taxes                              1.84%      6.20%      6.40%
Class A Shares - after taxes on distributions             -0.08%      4.10%      4.01%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   1.41%      4.02%      3.98%
Class B Shares - before taxes                              0.89%      6.23%      6.58%
Class B Shares - after taxes on distributions             -0.86%      4.27%      4.27%
Class B Shares - after taxes on distributions
and sale of fund shares.                                   0.81%      4.14%      4.20%
Class C Shares - before taxes                              4.84%      6.65%      6.63%
Class C Shares - after taxes on distributions              3.11%      4.72%      4.33%
Class C Shares - after taxes on distributions
and sale of fund shares.                                   3.37%      4.52%      4.24%
Institutional Shares - before taxes                        6.96%      7.26%      7.02%
Institutional Shares - after taxes on distributions        4.82%      5.04%      4.51%
Institutional Shares - after taxes on distributions        4.74%      4.87%      4.45%
and sale of fund shares.
Select Shares - before taxes                               6.88%      7.10%      6.86%
Select Shares - after taxes on distributions               4.81%      4.95%      4.44%
Select Shares - after taxes on distributions
and sale of fund shares.                                   4.69%      4.78%      4.37%
Ultra Shares - before taxes                                7.05%      7.37%      7.11%
Ultra Shares - after taxes on distributions                4.88%      5.08%      4.63%
Ultra Shares - after taxes on distributions
and sale of fund shares.                                   4.80%      4.92%      4.55%
BOND FUND II
Class A Shares - before taxes                              1.67%      5.93%      6.31%
Class A Shares - after taxes on distributions              0.48%      4.00%      N/A***
Class A Shares - after taxes on distributions
and sale of fund shares.                                   1.14%      3.87%      N/A***
Class B Shares - before taxes                              0.41%      5.94%      6.47%
Class B Shares - after taxes on distributions             -0.56%      4.18%      N/A***
Class B Shares - after taxes on distributions
and sale of fund shares.                                   0.33%      3.99%      N/A***
Select Shares - before taxes                               6.38%      6.94%      6.81%
Select Shares - after taxes on distributions               5.08%      4.94%      N/A***
Select Shares - after taxes on distributions
and sale of fund shares.                                   4.21%      4.71%      N/A***
ENHANCED INCOME FUND
Institutional Shares - before taxes                        1.28%                                1.46%      11/30/2001
Institutional Shares - after taxes on distributions        0.76%                                0.70%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   0.83%                                0.79%
FLEMING EMERGING MARKETS DEBT
Select Shares - before taxes                              14.56%     16.58%                    10.11%       4/17/1997
Select Shares - after taxes on distributions              11.57%     12.42%                     5.87%
Select Shares - after taxes on distributions
and sale of fund shares.                                   9.35%     11.67%                     5.83%
GLOBAL STRATEGIC INCOME FUND
Class A Shares - before taxes                              2.27%      4.99%                     4.62%       3/17/1997
Class A Shares - after taxes on distributions              0.44%      2.39%                     2.02%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   1.45%      2.62%                     2.28%
Institutional Shares - before taxes                        7.85%      6.55%                     5.75%
Institutional Shares - after taxes on distributions        5.69%      3.80%                     2.98%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   5.06%      3.87%                     3.15%
Select Shares - before taxes                               7.47%      6.18%                     5.41%
Select Shares - after taxes on distributions               5.45%      3.48%                     2.75%
Select Shares - after taxes on distributions
and sale of fund shares.                                   4.82%      3.58%                     2.93%
SHORT TERM BOND FUND
Class A Shares - before taxes                              0.39%      4.36%      5.09%
Class A Shares - after taxes on distributions             -0.31%      2.72%      3.09%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   0.25%      2.72%      3.09%
Institutional Shares - before taxes                        2.38%      5.10%      5.57%
Institutional Shares - after taxes on distributions        1.50%      3.33%      3.45%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   1.54%      3.27%      3.43%
Select Shares - before taxes                               1.99%      4.79%      5.31%
Select Shares - after taxes on distributions               1.22%      3.10%      3.28%
Select Shares - after taxes on distributions
and sale of fund shares.                                   1.29%      3.06%      3.27%
SHORT TERM BOND FUND II
Class A Shares - before taxes                              0.28%      4.24%      4.79%
Class A Shares - after taxes on distributions             -0.43%      2.73%      2.95%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   0.18%      2.69%      2.93%
M Shares - before taxes                                    0.02%      4.00%      4.65%
M Shares - after taxes on distributions                   -0.60%      2.58%      2.87%
M Shares - after taxes on distributions
and sale of fund shares.                                   0.01%      2.54%      2.85%
Select Shares - before taxes                               2.01%      4.84%      5.22%
Select Shares - after taxes on distributions               1.20%      3.22%      3.27%
Select Shares - after taxes on distributions
and sale of fund shares.                                   1.30%      3.14%      3.24%
STRATEGIC INCOME FUND
Class A Shares - before taxes                              3.67%      4.63%                     4.33%      11/30/1998
Class A Shares - after taxes on distributions              1.91%      2.16%                     1.77%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   2.35%      2.38%                     2.06%
Class B Shares - before taxes                              3.01%      4.78%                     4.59%
Class B Shares - after taxes on distributions              1.37%      2.45%                     2.16%
Class B Shares - after taxes on distributions
and sale of fund shares.                                   1.93%      2.60%                     2.37%
Class C Shares - before taxes                              7.11%      5.11%                     4.73%
Class C Shares - after taxes on distributions              5.47%      2.81%                     2.32%
Class C Shares - after taxes on distributions
and sale of fund shares.                                   4.59%      2.91%                     2.51%
M Shares - before taxes                                    5.16%      4.69%                     4.37%
M Shares - after taxes on distributions                    3.45%      2.29%                     1.88%
M Shares - after taxes on distributions
and sale of fund shares.                                   3.32%      2.48%                     2.14%
U.S. TREASURY INCOME FUND
Class A Shares - before taxes                              0.30%      5.75%      5.84%
Class A Shares - after taxes on distributions             -0.76%      3.95%      3.65%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   0.18%      3.79%      3.60%
Class B Shares - before taxes                             -0.87%      5.45%      5.63%
Class B Shares - after taxes on distributions             -1.66%      3.98%      3.71%
Class B Shares - after taxes on distributions
and sale of fund shares.                                  -0.57%      3.74%      3.61%
Select Shares - before taxes                               5.26%      6.89%      6.42%
Select Shares - after taxes on distributions               4.07%      5.02%      4.19%
Select Shares - after taxes on distributions
and sale of fund shares.                                   3.40%      4.73%      4.08%



* Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invest (or during the relevant period invested) in the same portfolio of securities.

**       If Fund has less that 10 Years.

*** After tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor Common Trust Fund.


Calculating after-tax performance is the maximum (marginal) rate of 35%.

         YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share.

Yields are calculated according to the following formula:

            A-B     6
YIELD = 2 [( CD  +1)  - 1]

Where:

    a   =  dividends and interest earned during the period.
    b   =  expenses accrued for the period (net of reimbursements).
    c   =  the average daily number of shares outstanding during the period that were entitled to receive dividends.

    d   =  the maximum offering price per share on the last day of the period.

Set forth below is the SEC yield information for the Funds for the 30-day period ended 8/31/04.

BOND FUND
  Class A Shares                                     3.00%
  Class B Shares                                     2.43%
  Class C Shares                                     2.41%
  Institutional Class Shares                         3.43%
  Select Class Shares                                3.26%
  Ultra Shares                                       3.52%
BOND FUND II
  Class A Shares                                     2.60%
  Class B Shares                                     2.00%
  Select Class Shares                                2.88%
ENHANCED INCOME FUND
  Institutional Class Shares                         1.64%
FLEMING EMERGING MARKETS DEBT FUND
  Select Class Shares                                6.93%
GLOBAL STRATEGIC INCOME FUND
  Class A Shares                                     4.83%

  Institutional Class Shares                         5.66%
  Select Class Shares                                5.30%
SHORT TERM BOND FUND
  Class A Shares                                     2.46%
  Institutional Class Shares                         2.94%
  Select Class Shares                                2.66%
SHORT TERM BOND FUND II
  Class A Shares                                     2.30%
  Class M Shares                                     2.05%
  Select Class Shares                                2.59%
STRATEGIC INCOME FUND
  Class A Shares                                     4.07%
  Class B Shares                                     3.69%
  Class C Shares                                     3.69%
  Class M Shares                                     3.88%
U.S. TREASURY INCOME FUND
  Class A Shares                                     2.69%
  Class B Shares                                     1.94%
  Select Class Shares                                3.01%


         A Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A and Class M Shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

         The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, JPMorgan Chase Bank and/or other service providers waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

         Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                             PORTFOLIO TRANSACTIONS

         On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         Portfolio transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Strategies and Policies-Portfolio Turnover".

         In connection with Portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

         Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Boards of Trustees of each Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.

         On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

         If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         The Funds paid the following brokerage commissions for the indicated periods:

                                        FISCAL PERIOD
                                       FISCAL YEAR ENDED      FROM 11/1/01     FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                          10/31/01         THROUGH 8/31/02        8/31/03             8/31/04
                                    --------------------- ------------------ ------------------- -------------------
BOND FUND
Total Brokerage Commissions                      $80,619           $364,078            $270,125
Brokerage Commissions to
Affiliated Broker Dealers                              -              4,862              10,313
BOND FUND II
Total Brokerage Commissions                      228,340            182,738             231,040
Brokerage Commissions to
Affiliated Broker Dealers                              -             40,810                   -
ENHANCED INCOME FUND
Total Brokerage Commissions                            -                  -             128,828
Brokerage Commissions to
Affiliated Broker Dealers                              -                  -                   -
GLOBAL STRATEGIC INCOME FUND
Total Brokerage Commissions                        1,777             20,830              21,997
Brokerage Commissions to
Affiliated Broker Dealers                              -              1,197                   -
SHORT TERM BOND FUND
Total Brokerage Commissions                       18,480            236,459             356,704
Brokerage Commissions to
Affiliated Broker Dealers                              -             43,038              59,481
SHORT TERM BOND FUND II
Total Brokerage Commissions                            -            349,234             668,879
Brokerage Commissions to
Affiliated Broker Dealers                              -              4,428                   -
STRATEGIC INCOME FUND
Total Brokerage Commissions                            -              3,889               1,957
Brokerage Commissions to
Affiliated Broker Dealers                              -                  -                   -
U.S. TREASURY INCOME FUND
Total Brokerage Commissions                            -             39,936              52,745
Brokerage Commissions to
Affiliated Broker Dealers                              -                121                   -

* The Fund's inception date is 11/31/01.

                                                                      FISCAL PERIOD                          FISCAL YEAR
                                                    FISCAL YEAR        FROM 8/01/02     FISCAL YEAR ENDED       ENDED
                                                   ENDED 7/31/02     THROUGH 8/31/02         8/31/03           8/31/04
FLEMING EMERGING MARKETS DEBT FUND
Total Brokerage Commissions                                 $1,795                $187                $904
Brokerage Commissions to Affiliated Broker
Dealers                                                          -                   -                   -

                               MASSACHUSETTS TRUST

         Each Trust is organized as a "Massachusetts business trust" of which each Fund is a separate and distinct series. Copies of the Declaration of Trust for a Trust are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of each of the Trusts are designed to make each Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, each Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trusts in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

         Each Trust's Declaration of Trust provides that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust, unless, as to liability to a Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of a Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

         Each Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                              DESCRIPTION OF SHARES

         The Trusts are open-end management investment companies organized as Massachusetts business trusts. Each Fund represents a separate series of shares of beneficial interest, JPMMF is comprised of two series, JPMIF is comprised of eleven series, JPMST is comprised of eleven series, JPMMFG is comprised of fifteen series and JPMMFSG is comprised of nine series. See "Massachusetts Trust."

         The Declarations of Trust permit the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

         The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of a Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of a Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or a Trust's Declaration of Trust.

         Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of a Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of a Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

         Shareholders of a Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of a Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1 % of a Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of a Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

         The Trustees have authorized the issuance and sale to the public of two series of JPMF, eleven series of JPMIF, nine series of JPMST, fourteen series of JPMMFG and six series of JPMMFSG. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".

                          DISTRIBUTIONS AND TAX MATTERS

         The following is a summary of certain tax considerations generally affecting the Funds and their shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Funds in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

         Each Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

         In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

         Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

         If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

         Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

         FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses that it realizes. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, each Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent a Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

         Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

         Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that such Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of such Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of such Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

         In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

         BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to such Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

         STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

         Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

         CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds listed below had capital loss carryforwards for the periods indicated (amounts in thousands):

                                                        AMOUNT               EXPIRATION DATE
                                               -------------------------- -----------------------
     ENHANCED INCOME FUND                                       $ (1,180)        August 31, 2010
                                                                    (792)        August 31, 2011
                                               --------------------------
                                                                  (1,972)

     FLEMING EMERGING MARKETS DEBT FUND                         $ (2,324)        August 31, 2010

     GLOBAL STRATEGIC INCOME FUND                               $ (8,194)        August 31, 2006
                                                                  (5,023)        August 31, 2007
                                                                  (6,462)        August 31, 2008
                                                                  (4,211)        August 31, 2009
                                                                  (8,400)        August 31, 2010
                                               --------------------------
                                                                 (32,290)*

     STRATEGIC INCOME FUND                                      $ (1,652)        August 31, 2009
                                                                    (917)        August 31, 2010
                                                                     (46)        August 31, 2011
                                               --------------------------
                                                                  (2,615)

     U.S. TREASURY INCOME FUND                                  $ (1,587)        August 31, 2008

         *The above capital loss carryover includes $426 (amount in thousands) of losses acquired from J.P. Morgan Global Strategic Income Fund. Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code.

         These Funds will not be taxed on future capital gains to the extent offset by the capital loss carry forward regardless of whether such capital gains are distributed to shareholders.

                             ADDITIONAL INFORMATION

         As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of a Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

         Telephone calls to the Funds, JPMorgan Chase Bank or a financial professional as shareholder-servicing agent may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trusts' Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or the Distributor. The Prospectuses and this SAI do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

         PRINCIPAL HOLDERS. As of November 30, 2004, the following persons owned of record, or are known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds.

         The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS

         The Funds' financial statements and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' August 31, 2004 annual report filing made with the SEC on October 28, 2003 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The foregoing financial reports are available without charge upon request by calling JPMorgan Funds Services at (800) 766-7722 for Institutional Class Shares and
(800) 348-4782 for Select Class, Ultra, Class A, Class B or Class C Shares [CLASS M SHARES?].


         ------------------------------------------- ---------------------
         TRUST                                       ACCESSION NUMBER
         ------------------------------------------- ---------------------
         J.P. Morgan Funds
         ------------------------------------------- ---------------------
         J.P. Morgan Institutional Funds
         ------------------------------------------- ---------------------
         J.P. Morgan Mutual Fund Group
         ------------------------------------------- ---------------------
         J.P. Morgan Mutual Fund Series Group
         ------------------------------------------- ---------------------
         J.P. Morgan Series Trust
         ------------------------------------------- ---------------------

              APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

         The ratings of Standard & Poor's, Moody's and Fitch represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA-Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A-Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC-An obligation rated CC is highly vulnerable to nonpayment.

C-The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

--------
* AS DESCRIBED BY THE RATING AGENCIES. RATINGS ARE GENERALLY GIVEN TO SECURITIES AT THE TIME OF ISSUANCE. WHILE THE RATING AGENCIES MAY FROM TIME TO TIME REVISE SUCH RATINGS, THEY UNDERTAKE NO OBLIGATION TO DO SO.

Note rating symbols are as follows:

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

         Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS

A-1--This rating indicates an issuer has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2--This rating indicates an issuer has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

                                     MOODY'S

                          CORPORATE AND MUNICIPAL BONDS

AAA-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         The Aa, A and Baa rating categories are refined by the inclusion of a modifier. These numeric suffixes (Aa1, Aa2,Aa3, etc.) are intended to provide further differentiation within each category. For instance, a Aa1 rating exhibits the best of the characteristics within the As category, while a Aa3 contains relatively less.

                COMMERCIAL PAPER, INCLUDING TAX EXEMPT SECURITIES

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries. High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to lesser degree. Earnings trends and coverage ratios, while sound, may be more subjects to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3-Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

         Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned to an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

MIG-1-The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2-MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

VMIG-3--Notes bearing this designation are of acceptable credit quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

The VMIG rating is amended with a prefix denoting the long-term quality of the issuer, for instance Aaa/VMIG-1 or Aa/VMIG-1.

                                      FITCH

           DESCRIPTION OF FITCH'S TWO HIGHEST COMMERCIAL PAPER RATINGS

Fitch's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Fitch's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2 and Prime-3.

ISSUERS RATED PRIME-1--(or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

ISSUERS RATED PRIME-2--(or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                          CORPORATE AND MUNICIPAL BONDS

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.


AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) and minus (-) signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                           SHORT-TERM TAX EXEMPT NOTES

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

PART C
                         J.P. MORGAN MUTUAL FUND GROUP
                            PART C. OTHER INFORMATION

ITEM 22.  Exhibits

EXHIBIT
NUMBER

(a)(1) Declaration of Trust, as amended. Incorporated herein from Registrant's Registration Statement on Form N-1A (File No. 33-14196) as filed with the Securities and Exchange Commission on March 23, 1990.

(a)(2) Amendment to the Declaration of Trust dated December 14, 1995. Incorporated herein from Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 28, 1995 (Accession Number 0000922423-95-000281).

(a)(3) Amendment to the Declaration of Trust dated October 19, 1995. Incorporated herein from Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 28, 1995 (Accession Number 0000922423-95-000281).

(a)(4) Amendment to the Declaration of Trust dated July 25, 1993. Incorporated herein from Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 28, 1995 (Accession Number 0000922423-95-000281).

(a)(5) Amendment to the Declaration of Trust dated November 20, 1997. Incorporated herein from Registrant's Registration Statement on Form N-1A of the Registrant as filed with the Securities and Exchange Commission on November 26, 1997 (Accession Number 0000950146-97-001808).

(a)(6) Amendment to the Declaration of Trust dated June 5, 1998. Incorporated herein from Registrant's Registration Statement on Form N-1A filed on June 29, 1998 (Accession Number
           0000950146-98-001118).

(a)(7) Amendment No. 3 to Declaration of Trust dated December 6, 2001. Incorporated herein from Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on November 22, 2002 (Accession Number 0001047469-02-004193).

(a)(8) Amendment No. 4 to Declaration of Trust dated May 20, 2002. Incorporated herein from Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on November 22, 2002 (Accession Number 0001047469-02-004193).

(a)(9) Amendment No. 5 to Declaration of Trust. Incorporated herein from Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 30, 2003 (Accession Number 0001047469-03-015729).

(a)(10) Amendment No. 6 to Declaration of Trust. Incorporated herein from Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 30, 2003 (Accession Number 0001047469-03-015729).

(a)(11) Amendment No. 7 to Declaration of Trust. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 27, 2004 (Accession Number 0001047469-04-005962).

(b)(1) By-laws. Incorporated herein by reference to the Registrant's Registration Statement as filed on April 29, 2004 (Accession number 0001047469-04-014388).

(b)(2) Amendment to By-laws. Incorporated herein from Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 28, 2003 (Accession Number 0001047469-03-007163).

(b)(3)     Amendment to By-Laws. Filed herewith.

(c)        Not Applicable.

(d)(1) Form of Investment Advisory Agreement. Incorporated herein from Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on March 9, 2001. (Accession Number 0000912057-01-007482).

(d)(2) Assignment and Assumption Agreement. Incorporated herein from Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on June 24, 2002 (Accession Number 0000912057-02-025089).

(d)(3) Form of Amendment to Investment Advisory Agreement between the Trust and J.P. Morgan Investment Management, Inc. Filed herewith.

(e)(1) Distribution Agreement, dated September 1, 2001. Incorporated herein by reference to the Registrant's Registration Statement as filed on April 29, 2004 (Accession number 0001047469-04-014388).

(e)(2) Form of Amendment to Distribution Agreement dated as of July 25, 2002. Incorporated herein by reference to the Registrant's Registration Statement as filed on April 29, 2004 (Accession number 0001047469-04-014388).

(e)(3) Form of Distribution Agreement between the Trust and One Group Dealer Services, Inc. Incorporated herein by reference to Exhibit (7)(b) to the J.P. Morgan Series Trust (811-07795 and 333-11125) Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(f)(1) Retirement Plan for Eligible Trustees. Incorporated herein from Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 28, 1995 (Accession Number 0000922423-95-000281).

(f)(2) Deferred Compensation Plan for Eligible Trustees. Incorporated herein from Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 28, 1995 (Accession Number 0000922423-95-000281).

(g)(1) Global Custody Agreement dated March 1, 2003. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 27, 2004 (Accession Number 0001047469-04-005962).

(g)(3) Fee Schedule for Custodian Agreement. Incorporated herein from Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 28, 2003 (Accession Number 0001047469-03-007163).

(h)(1)(a) Transfer Agency Agreement, dated September 1, 2001. Incorporated herein by reference to the Registrant's Registration Statement as filed on April 29, 2004 (Accession number 0001047469-04-014388).

(h)(1)(b) Form of Transfer Agency Agreement between the Trust and Boston Financial Data Services, Inc. Incorporated herein by reference to Exhibit (i) to the J.P. Morgan Series Trust (811-07795 and 333-11125) Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(h)(2)(a) Form of Shareholder Servicing Agreement dated May 6, 1996. Incorporated herein by reference to the Registrant's Registration Statement as filed on April 29, 2004 (Accession number
           0001047469-04-014388).

(h)(2)(b) Form of Shareholder Servicing Agreement between the Trust and One Group Dealer Services, Inc. Incorporated herein by reference to Exhibit (h) to the J.P. Morgan Series Trust (811-07795 and 333-11125) Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(h)(3) Form of Administration Agreement. Incorporated herein from Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 28, 1995 (Accession Number 0000922423-95-000281).

(h)(4) Form of Administration Agreement dated September 7, 2001. Incorporated herein from Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 28, 2003 (Accession Number 0001047469-03-007163).

(h)(5) Fee Waiver Agreement, dated February 11, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed on April 29, 2004 (Accession number 0001047469-04-014388).

(h)(6) Securities Lending Agreement dated October 15, 2002 between Registrant and JPMorgan Chase Bank. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 27, 2004 (Accession Number 0001047469-04-005962).

(h)(7) Amendment to Securities Lending Agreement dated August 1, 2003 to the Securities Lending Agreement dated October 15, 2002 between Registrant and JPMorgan Chase Bank. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 27, 2004 (Accession Number 0001047469-04-005962).

(h)(8) Form of Administration Agreement between the Trust and One Group Administrative Services, Inc. Incorporated herein by reference to Exhibit (13)(g) to the J.P. Morgan Series Trust (811-07795 and 333-11125) Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(h)(9) Form of Indemnification Agreement. Incorporated herein by reference to Exhibit (j) to the J.P. Morgan Series Trust (811-07795 and 333-11125) Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(i)        Consent and Opinion of Counsel as to legality of shares.
           Incorporated herein by reference to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on March 23, 1990.

(j)        Consent of Independent Accountants. To be filed by amendment.

(l) Form of Purchase Agreement. Incorporated herein from Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 20, 2001 (Accession Number 0000912057-01-509731).

(m)(1) Rule 12b-1 Distribution Plan of Mutual Funds including Selected Dealer Agreement and Shareholder Service Agreement. Incorporated herein from Registrant's Registration Statement on Form N-1A (File No. 33-14196) as filed with the Securities and Exchange Commission on March 23, 1990.

(m)(2) Rule 12b-1 Distribution Plan - Class B Shares (including forms of Selected Dealer Agreement and Shareholder Servicing Agreement). Incorporated herein from Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 28, 1995 (Accession Number 0000922423-95-000281).

(m)(3) Form of Rule 12b-1 Distribution Plan - Class C Shares (including forms of Shareholder Servicing Agreements) Incorporated herein from Registrant's Registration Statement on Form N-1A filed on October 28, 1997 (Accession Number 0000950146-97-001585).

(m)(4) Form of Combined Amended and Restated Distribution Plan. Incorporated herein by reference to Exhibit (10)(d) to the J.P. Morgan Series Trust (811-07795 and 333-11125) Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(o)        Reserved.

(n)(1) Form of Rule 18f-3 Multi-Class Plan. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 27, 2004 (Accession Number 0001047469-04-005962).

(n)(2) Form of Combined Amended and Restated Rule 18f-3 Multi-Class Plan. Incorporated herein by reference to Exhibit (10)(e) to the J.P. Morgan Series Trust (811-07795 and 333-11125) Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(p)(1) Code of Ethics for Funds. Incorporated herein from Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 28, 2003 (Accession Number 0001047469-03-007163).

(p)(2) Code of Ethics of J.P. Morgan Fund Distributors Inc. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 27, 2004 (Accession Number 0001047469-04-005962).

(p)(3) Code of Ethics of Advisers. Incorporated herein from Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 28, 2003 (Accession Number 0001047469-03-007163).

(p)(4) Effective February 19, 2005, Section 12 of the Written Supervisory Procedures for One Group Dealer Services, Inc., filed herewith.

(99)(a) Powers of Attorney, dated April 15, 2004, for William J. Armstrong, Roland R. Eppley, Jr., Dr. Matthew Goldstein, Ann Maynard Gray, Matthew Healey, Robert J. Higgins, William G. Morton, Jr., Fergus Reid, III, James J. Schonbachler, and Leonard M. Spalding. Incorporated herein by reference to the Registrant's Registration Statement as filed on April 29, 2004 (Accession number 0001047469-04-014388).


ITEM 23. Persons Controlled by or Under Common Control with Registrant Not applicable

ITEM 24.   Indemnification

           Reference is hereby made to Article V of the Registrant's Declaration of Trust.

           The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

           Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

           Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and

Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 25.  Business and Other Connections of Investment Adviser

          The business of J.P. Morgan Investment Management Inc. (JPMIM) is summarized in the Prospectuses constituting Part A of this Registration Statement, which are incorporated herein by reference. The business or other connections of each director and officer of (JPMIM) is currently listed in the investment advisor registration on Form ADV for (JPMIM) (File No. 801-21011).

ITEM 26.  Principal Underwriters

          (a) J.P. Morgan Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc., is the underwriter for the Registrant.

         J.P. Morgan Fund Distributors, Inc. acts as principal underwriter for the following investment companies:
J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Funds
J.P. Morgan Institutional Funds
J.P. Morgan Series Trust
J.P. Morgan Series Trust II
J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Select Group
J.P. Morgan Mutual Fund Select Trust
J.P. Morgan Mutual Fund Trust
Growth and Income Portfolio
JPMorgan Value Opportunities Fund, Inc.
J.P. Morgan Fleming Series Trust
J.P. Morgan Mutual Fund Series
Undiscovered Managers Funds

           (b) The following are the Directors and officers of J.P. Morgan Fund Distributors, Inc. The principal business address of each of these persons, is listed below.

                                         Position and Offices                   Position and Offices
Name and Address                         With Distributor                       with Registrant
----------------                         -------------------------              -------------------------
Charles L. Booth                         Vice President/Assistant               None
3435 Stelzer Road                        Compliance Officer
Columbus, OH 43219

James L. Fox                             Director                                  None
90 Park Ave.
New York, NY 10016

Kevin J. Dell                            Director/Secretary                        None
90 Park Avenue
New York, NY 10016

Edward S. Forman                         Assistant Secretary                       None
90 Park Avenue
New York, NY 10016

Stephen Hoffman                          Treasurer                                 None
3435 Stelzer Road
Columbus, OH 43219

Robert A. Bucher                         Financial and                             None
3435 Stetzer Road                        Operations Principal
Columbus, OH 43219

Richard F. Froio                         Vice President/Chief                      None
100 Summer Street                        Compliance Officer/Executive
Boston, MA 02110                         Representative
                                         Supervising Principal

William J. Tomko                         President                                 None
3435 Stelzer Road
Columbus, OH 43219

        (c)      Not applicable

ITEM 27.  Location of Accounts and Records

     The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                      NAME                                ADDRESS

           J.P. Morgan Fund Distributors, Inc.     522 Fifth Avenue
                                                   New York, NY 10036

           DST Systems, Inc.                       210 W. 10th Street,
                                                   Kansas City, MO 64105

           JPMorgan Chase Bank                     3 MetroTech Center
           (records relating to its                Brooklyn, NY 11245
           function as shareholder
           servicing agent,
           administrative services
           agent, fund accounting
           agent and custodian)

           J.P. Morgan Investment                  522 Fifth Avenue
           Management Inc.                         New York, NY 10036

           J.P. Morgan Fleming Asset Management    20 Finsbury Street,
            (London), Limited                      London, England ECZY9AQ

           JF International Management Inc.        21/F, House
                                                   8 Connaught Road, Central, HK

           Effective February 19, 2005

           One Group Dealer Services, Inc.:        1111 Polaris Parkway,
                                                   P.O. Box 710211,
                                                   Columbus OH 43271-0211

           One Group Administrative Services,      1111 Polaris Parkway,
           Inc.:                                   P.O. Box 710211,
                                                   Columbus OH 43271-0211


ITEM 28.  Management Services

                  Not applicable

ITEM 29.  Undertakings

           Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 28th day of October, 2004.

                                       J.P. MORGAN MUTUAL FUND GROUP


                                       By:  ______________________________
                                               George C.W. Gatch
                                               President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of October, 2004.

Fergus Reid, III*                      Robert J. Higgins*
---------------------                  -----------------------
Fergus Reid, III                       Robert J. Higgins
Trustee and Chairman                   Trustee

William J. Armstrong*                  James J. Schonbachler*
---------------------                  -----------------------
William J. Armstrong                   James J. Schonbachler
Trustee                                Trustee

Roland R. Eppley, Jr.*                 Leonard M. Spalding*
---------------------                  -----------------------
Roland R. Eppley, Jr.                  Leonard M. Spalding
Trustee                                Trustee

Ann Maynard Gray*                      William G. Morton, Jr.*
---------------------                  -----------------------
Ann Maynard Gray                       William G. Morton
Trustee                                Trustee

Matthew Healey*                        Dr. Matthew Goldstein*
---------------------                  -----------------------
Matthew Healey                         Dr. Matthew Goldstein*
President and Trustee                  Trustee


*By ______________________________
         Patricia A. Maleski
          Attorney-in-Fact

By  ______________________________
         Stephanie J. Dorsey
             Treasurer

By  ______________________________
          George C.W. Gatch
             President

                                 EXHIBIT INDEX
EXHIBIT NO.                 DESCRIPTION OF EXHIBIT
-----------                 ----------------------

(b)(3)               Amendment to By-Laws.

(d)(3) Form of Amendment to Investment Advisory Agreement between the Trust and J.P. Morgan Investment Management, Inc.

(p)(4) Effective February 19, 2005, Section 12 of the Written Supervisory Procedures for One Group Dealer Services, Inc.